Exhibit 10.8

PLACER DOME U.S. INC.                            240 South Rock Blvd., Suite 117
                                                 Reno, Nevada 89502
                                                 (775) 856-2552

                                     Bill Howald (775)856-2552 Fax (775)856-3091



October 20, 2004


Mr. Don McDowell
Great American Minerals, Inc.
9051 South 1075 West Suite B-301
West Jordan, Utah 84088

Re: Binding Letter Agreement for Exploration and Development and Mining Joint Venture on the UNR Project, Eureka County, Nevada.

Dear Don:

         Pursuant to the discussions we have had over the past few weeks, this letter will confirm the agreement we have reached and set forth the terms and conditions of an Exploration and Development Agreement between Placer Dome U.S. Inc. ("PDUS") and Great American Minerals, Inc. ("GAM"), covering GAM's UNR Project located in Eureka County, Nevada (the "Property"), as more particularly described in Part 1 of Exhibit A attached hereto and incorporated herein by reference. Pursuant to this letter agreement, PDUS will have the right to conduct exploration and development activities on the Property and, if PDUS elects to fulfill certain payment and expenditure requirements, PDUS will earn an interest in the Property and the parties will enter into a Joint Venture Agreement covering future activities on the Property. PDUS and GAM will be collectively referred to hereinafter as the "Parties," and individually as a "Party."

I.       INITIAL AGREEMENTS

         A. Within five business days after the date of execution of this letter agreement by GAM (the "Effective Date"), PDUS shall make an initial payment to GAM of $250,000 (the "Initial Payment").

         B. Upon execution of this letter agreement, GAM shall make available to PDUS all records, information and data in its possession or reasonably available to it relating to title to the Property or environmental conditions at or pertaining to the Property, and all maps, assays, surveys, technical reports, drill logs, samples, mine, mill, processing and smelter records, and metallurgical, geological, geophysical, geochemical, and engineering data, and interpretive reports derived therefrom, concerning the Property, and PDUS, at its expense, may copy any such records, information and data that PDUS desires. GAM makes no representation or warranty as

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 2

to the accuracy, reliability or completeness of any such records, information or data, and PDUS shall rely on the same at its sole risk. If at any time on or before 5:00 p.m. Pacific Standard Time on the date that is 60 days after the Effective Date of this letter agreement (the "Due Diligence Period"), PDUS notifies GAM of a defect in title to all or any portion of the Claims that is unacceptable to PDUS in its sole discretion, or of environmental conditions associated with the Property that are unacceptable to PDUS in its sole discretion, PDUS may terminate this letter agreement with respect to all or a portion of the Property. In the event of such termination as to the entire Property, PDUS shall have no further obligation or liability to GAM whatsoever under this letter agreement, except that the Confidentiality Agreement between PDUS and GAM dated April 20, 2004 (the "Confidentiality Agreement") shall remain binding on PDUS and GAM for a period of one year following the effective date of such termination. If PDUS notifies GAM that PDUS is terminating this letter agreement as to the entire Property due to a material title defect, GAM shall promptly return the full amount of the Initial Payment to PDUS. Otherwise, if PDUS terminates this letter agreement pursuant to this paragraph I.B, GAM shall be entitled to retain the Initial Payment.

         C. Unless this letter agreement is terminated as to the entire Property pursuant to paragraph I.B, not later than the last day of the Due Diligence Period, PDUS shall notify GAM whether or not PDUS wishes to proceed under this letter agreement (the date of such notice referred to hereinafter as the "Notice Date"), and each of GAM and PDUS shall designate two representatives to serve on a technical committee (the "Technical Committee"), which will meet at least once each calendar quarter (beginning with the first calendar quarter after the Notice Date), either in person or by telephone. The Technical Committee shall discuss proposed exploration and development activities for the Property during the Earn-In Period. Ultimately, PDUS shall have the final authority to make decisions on the nature and extent of the exploration and development activities, if any, that will be carried out on or on behalf of the Property, and PDUS will either conduct or hire third parties to conduct all such activities.

         D. GAM hereby grants to PDUS, effective as of the Notice Date, the exclusive right to enter upon the Property for purposes of performing Exploration, Development and Related Work (as defined in the attached Exhibit
B). and the right to earn an undivided 60% interest in the Property by incurring certain Work Expenditures (as defined in the attached Exhibit C) as set forth below (the "Acquisition Right"). PDUS shall have the additional right to conduct on the Property exploration and development activities related to exploration and development activities of PDUS on properties adjacent to or nearby the Property. PDUS's rights shall also include all other rights necessary or incident to or for the performance of its activities hereunder, including, but not limited to the authority to apply for all necessary permits, licenses and other approvals from the United States of America, the State of Nevada or any other governmental or other entity having regulatory authority over any part of the Property.

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 3

GAM agrees to cooperate with PDUS in good faith as necessary for PDUS to obtain such licenses, permits or approvals.

II.      EXPLORATION PERIOD

         A. GAM and PDUS agree that during a five-year Earn-In Period commencing effective as of October 21, 2004 and terminating on October 21, 2009, PDUS may exercise the Acquisition Right (if it has incurred the required amount of Work Expenditures) at any time during that Earn-In Period. Upon exercise of the Acquisition Right, PDUS shall have earned an undivided 60% interest in the Property, and GAM shall promptly convey to PDUS an undivided 60% interest in the Property, by special warranty deed or other appropriate instrument of conveyance acceptable to PDUS, by which GAM conveys an undivided 60% interest in the Property to PDUS free and clear of all liens, claims, defects, encumbrances and other burdens on production arising by, through or under GAM.

         B. In order to keep this letter agreement in full force and effect and retain its Acquisition Right, in addition to the Initial Payment, PDUS must make cash payments to GAM ("Periodic Payments") in accordance with the following schedule:

                         Due Date                              Amount
                         --------                              ------

                  First Anniversary Date                      $ 50,000
                  Second Anniversary Date                     $ 50,000
                 Third Anniversary Date                       $150,000
                  Fourth Anniversary Date                     $200,000

For purposes of this letter agreement, the term "Anniversary Date" shall mean the date one or more years following the Effective Date of this letter agreement. Under no circumstances shall the obligation to make any Periodic Payment under this paragraph II.B be deemed to have accrued prior to the date such payment is due.

         C. In order to keep this letter agreement in full force and effect and retain its Acquisition Right, PDUS must also incur minimum Work Expenditures of $5.0 million during the Earn-In Period, in order to earn a vested 60% interest in the Property. Other than the obligation to incur at least $150,000 in Work Expenditures during the first annual period beginning on October 21, 2004 and ending on October 21, 2005, which is a firm commitment of PDUS, PDUS shall have no obligation to incur any Work Expenditures and, at its sole discretion, shall have the right to terminate this letter agreement (and its right to earn an interest in the Property) at any time during the Earn- In Period. Such termination shall be effective immediately upon receipt of written notice of the same by GAM. In the event of such termination, PDUS shall have no obligation to make any additional Periodic Payments or to incur any additional Work Expenditures

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 4

and no further obligations or liability to GAM whatsoever, other than (i) the obligation to reclaim the surface of the Property in accordance with paragraph II.I (for which GAM agrees to grant PDUS such access following termination as is reasonably necessary), and (ii) the obligations set forth in paragraph II.K and paragraph II.P.6(b). In the event of such termination by PDUS, GAM shall retain its obligations set forth in paragraphs II.D.2, II.K and II.P.6(b). In the event of such termination, GAM expressly agrees that PDUS shall not be liable for any actual, incidental or consequential damages, or lost profits, incurred by GAM as a result of PDUS's election not to or failure to (i) incur all or any part of the required amount of Work Expenditures or (ii) exercise the Acquisition Right. If PDUS terminates this letter agreement at any time during the first Annual Period (as defined below), and as of the effective date of such termination PDUS has incurred less than $150,000 in Work Expenditures, then PDUS shall be obligated to pay to GAM an amount equal to the difference between the amount of Work Expenditures actually incurred by PDUS and $150,000. All of the Exploration, Development and Related Work which may be performed by PDUS shall be performed in accordance with good mining practices, but the timing, nature, manner and extent of any exploration, development or any other operations or activities hereunder shall be in the sole discretion of PDUS, and there shall be no implied covenant to begin or continue any such operations or activities.

                  1. The amounts of Work Expenditures required to be made on or for the benefit of the Property in order for PDUS to keep this letter agreement in full force and effect and retain the Acquisition Right are set forth in the following schedule (all amounts set forth below and elsewhere in this letter agreement are in U.S. dollars):

                  (a) $250,000 ($150,000 of which is a firm commitment, as set forth above) during the period from October 21, 2004 through October 21, 2005;

                  (b) $500,000 (optional) during the period from October 21, 2005 through October 21, 2006;

                  (c) $1,000,000 (optional) during the period from October 21, 2006 through October 21, 2007;

                  (d) $1,500,000 (optional) during the period from October 21, 2007 through October 21, 2008; and

                  (e) $1,750,000 (optional) during the period from October 21, 2008 through October 21, 2009.

                  2. PDUS shall provide GAM with a report of its Work Expenditures, certified by PDUS as being accurate and complete, not later than 60 days after the end

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 5

 of each of the periods referred to in paragraph II.C.1 (a)-(e) above (an "Annual Period") during the Earn-In Period, which will include such information as is reasonably necessary for GAM to confirm that PDUS has incurred the required minimum amount of Work Expenditures during the Annual Period in question. If PDUS elects not to incur the required amount of Work Expenditures during any Annual Period but desires to keep this letter agreement in full force and effect, or if for any reason it is determined that the entire amount of required Work Expenditures is not completed during any Annual Period, then, in order to maintain its interest in this letter agreement, PDUS shall be required to pay the amount of any agreed-upon deficiency to GAM, within 30 days after the Parties reach agreement as to the amount of the deficiency. If PDUS is precluded from timely completion during any Annual Period of any or all of the required Work Expenditures set forth above, due to any event of force majeure, the time periods for incurring all of the Work Expenditures shall be extended for a period of time equal to that of the delay(s), provided that under no circumstances shall the Earn-In Period extend beyond October 21, 2014. The term "force majeure," as employed herein, shall mean acts of God, strikes, lockouts or other industrial disturbances, unavoidable accidents, uncontrollable delays in transportation, inability to obtain necessary materials in the open market, any state or federal laws, regulations or requirements (expressly including inability to timely obtain, after diligent efforts, necessary governmental approvals, licenses and permits on terms reasonably acceptable to PDUS or the imposition of material new requirements for approvals, licenses or permits that did not exist on the Effective Date), or other matters beyond the reasonable control of PDUS, whether similar to matters specifically enumerated above or not; provided, however, that performance shall be resumed within a reasonable period of time after such cause has been removed; and provided further that PDUS shall not be required against its will to adjust any labor dispute or to question the validity of or to refrain from judicially testing the validity of any state or federal order, regulation or law. Work Expenditures in excess of the amount required during any Annual Period may be carried forward as a credit for any subsequent Annual Period. PDUS may in its sole discretion accelerate the schedule for completion of the required Work Expenditures (and making the required Periodic Payments) in order to exercise its Acquisition Right at any time during the Earn-In Period.

                  3. So long as it desires to keep the letter agreement in full force and effect and retain its Acquisition Right, PDUS will, subject to the provisions of paragraph II.J below, timely pay all federal claim maintenance fees required to maintain the unpatented mining claims within the Property (the "Claims"). So long as it timely pays the claim maintenance fees as required under this paragraph II.C.3, PDUS shall have the right if it so elects, but no duty, to defend the Claims from, and no liability whatsoever to GAM as the result of a loss of any of the Claims due to, a challenge by any third party or any U.S. government agency.

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 6

         D. 1. During the Earn-In Period, PDUS shall provide to the Technical Committee (1) monthly progress reports, and (2) a comprehensive summary report twice during each Annual Period. The bi-annual comprehensive report, which shall be delivered by PDUS to the Technical Committee not later than 60 days after the end of each six-month period during every Annual Period, shall include information relating to title to the Property, environmental conditions at or pertaining to the Property, and all maps, assays, surveys, drill logs, samples, and non-interpretive metallurgical, geological, geophysical, geochemical and engineering data (but not interpretive reports derived therefrom), developed by PDUS during the immediately previous six-month period; provided, however, that PDUS shall have no obligation to make any data or reports developed by it or on its behalf available to GAM if such data or reports constitute trade secrets or are derived from techniques that are proprietary to or constitute trade secrets of PDUS (or any third-party consultant that compiled or created them). PDUS makes no representation or warranty as to the accuracy, reliability or completeness of any data and information provided to the other Parties pursuant to this paragraph II.D, and GAM shall rely on the same at its sole risk.

                  2. During the Earn-In Period, GAM and its authorized agents, at GAM's sole risk and expense, shall have the right, exercisable during regular business hours, at a mutually convenient time, in compliance with PDUS's safety rules and regulations (which may or may not include written confirmation of their waiver of claims against PDUS), and in a reasonable manner so as not to interfere with PDUS's operations, to go upon the Property for the purpose of confirming that PDUS is conducting its operations in the manner required by this letter agreement. GAM shall defend, indemnify and hold PDUS harmless from and against all claims for Losses (as defined in paragraph II.K) arising out of any death, personal injury or property damage sustained by GAM, its agents or employees, while in or upon the Property pursuant to this paragraph II.D.2, unless such death, injury or damage is due to PDUS's gross negligence or willful misconduct.

         E. 1. With respect to the Claims, GAM represents and warrants to the best of its knowledge (a) that GAM owns the Claims free and clear of all liens, claims, defects, encumbrances or other burdens on production arising by, through or under GAM; (b) that as to each of the Claims, GAM is in exclusive possession thereof, and that, subject to the paramount title of the United States of
America: (i) the Claims were properly located and monumented, and constitute a compact group of contiguous claims free and clear of any interior gaps or conflicting claims of which GAM is aware, other than the fee lands depicted on the map of the Claims GAM has provided to PDUS (although all of the location monuments for the Claims are on ground open to appropriation by mineral location and there are no gaps between the Claims and any such fee lands); (ii) location notices and certificates and required maps were properly posted and recorded for each of the Claims; (iii) all filings and recordings required to

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page7

maintain the Claims in good standing through the Effective Date of this letter agreement, including evidence of proper performance of annual assessment work or payment of required claim maintenance fees, have been timely and properly made in the appropriate governmental offices; (iv) assessment work, performed reasonably and in good faith in accordance with accepted industry practice, which to the best of knowledge of GAM was sufficient to satisfy the requirements for maintaining the Claims, was performed through the assessment year ending September 1, 1992; (v) all required annual claim maintenance fees and other payments necessary to maintain the Claims through the assessment year ending September 1, 2005, have been timely and properly made; and (vi) each of the Claims has been remonumented as necessary, and evidence of such remonumentation has been timely and properly recorded, all in compliance with the provisions of Nevada Revised Statutes ss. 517.030. However, GAM makes no representation or warranty that there exists a discovery of valuable minerals on any of the Claims.

                  2. GAM further represents and warrants (a) that GAM has conducted all operations on the Property in compliance with applicable federal, state and local laws, rules, and regulations, including Environmental Laws, and that there are no outstanding reclamation, restoration or clean-up obligations or liabilities pertaining to the Property; (b) that there is no pending or threatened litigation or administrative action or proceeding affecting the Property and it has received no notices of violation or consent orders with respect to the Property or any operations thereon; (c) that to the best of its knowledge there is no condition or activity at the Property which constitutes a nuisance or which could result in a violation of or liability under any applicable Environmental Laws (as defined in Exhibit B). and that there have been no releases of Hazardous Materials (as defined in Exhibit B). from or affecting the Property other than in accordance with such laws; (d) that by entering into this letter agreement it will not be in violation of or cause a default under any oral or written agreement to which it is a party, and that it has obtained any consents required under any such agreements in order for it to enter into this letter agreement; (e) that there are no royalties encumbering the Property; and (f) that the Property does not constitute all or substantially all of its assets.

         F. Each of PDUS, on the one hand, and GAM, on the other hand, represents and warrants to the other that:

                  1. It is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, and is qualified to do business and in good standing under the laws of the State of Nevada.

                  2. It has the requisite power and authority (a) to enter into this letter agreement and all other agreements contemplated hereby, and (b) to carry out and perform its obligations under the terms and provisions of this letter agreement and all agreements contemplated hereby. 1.

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 8

                  3. All requisite corporate action on its part, and on the part of its officers, directors, and shareholders, necessary for the execution, delivery, and performance by it of this letter agreement and all other agreements contemplated hereby, have been taken. This letter agreement and all agreements and instruments contemplated hereby are, and when executed and delivered by it (assuming valid execution and delivery by the other Party), will be, legal, valid, and binding obligations of it enforceable against it in accordance with their respective terms. The execution, delivery and performance by it of this letter agreement will not violate any provision of law; any order of any court or other agency of government; or any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are bound; or be in conflict with, result in a breach of or constitute (with due notice and lapse of time) a default under any such indenture, agreement or other instrument. There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on it which would be contravened by the execution, delivery, performance, or enforcement of this letter agreement or any instrument or agreement required hereunder. Notwithstanding the foregoing, no representation is made as to (a) the remedy of specific performance or other equitable remedies for the enforcement of this letter agreement or any other agreement contemplated hereby or (b) rights to indemnity under this letter agreement for securities law liability. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

         G. [intentionally omitted]

         H. [intentionally omitted]

         I. PDUS agrees to be responsible for and perform all reclamation required by federal, state and local laws, rules and regulations in connection with any activities or operations conducted by it or on its behalf on the Property during the Earn-In Period. If PDUS exercises the Acquisition Right, PDUS's reclamation obligations under this paragraph II.I will become obligations of the Venture.

         J. The Parties agree that, in addition to its right to terminate this letter agreement in its entirety at any time, with respect to the Claims, at any time during the term of this letter agreement, PDUS may in its sole discretion elect to terminate its interest under this letter agreement in any portion of the Claims, and all of PDUS's interest in those Claims shall revert back to GAM, thereby removing those Claims from the scope of this letter agreement, in which case those Claims will no longer be deemed to comprise a portion of the Property for any purposes under this letter agreement, and with respect to which PDUS shall have no further liabilities or obligations (other than those that have accrued hereunder prior to the effective date of such termination). An election by PDUS to terminate its interest in some (but less than all) of the Claims shall

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 9

be effective upon PDUS providing written notice of such election to GAM; provided, however, that if PDUS re-acquires any interest in any ground covered by those Claims within one year after having made such a termination election, that ground shall be deemed to be included in the Property for all intents and purposes under this letter agreement. In addition, if PDUS provides notice to GAM of PDUS's election to terminate its interest in any of the Claims later than June 30th of any year, PDUS shall be obligated to pay the claim maintenance fees for those Claims for the following assessment year despite such termination.

         K. 1. PDUS agrees to indemnify, defend and hold GAM, its officers, directors, successors and assigns, harmless from and against any and all claims, actions, suits, losses, liabilities, damages, assessments, judgments, costs and expenses, including reasonable attorneys' fees and other costs of defending the same (collectively, "Losses") arising from or related to (a) any breach by PDUS of any of its covenants or representations and warranties set forth in this letter agreement, or (b) any activities conducted by on or behalf of PDUS on the Property. GAM agrees to indemnify, defend and hold PDUS, its officers, directors, successors and assigns, harmless from and against any and all Losses arising from or related to (a) any breach by GAM of any of its covenants or representations and warranties set forth in this letter agreement, or (b) any activities conducted by or on behalf of GAM on the Property. The indemnification obligations set forth in this paragraph II.K and elsewhere in this letter agreement shall survive the termination of this letter agreement. For purposes of this paragraph II.K, the Parties agree that PDUS will be obligated to indemnify GAM for Losses arising out of or related to activities undertaken by PDUS during the Earn-In Period only to the extent those activities constitute gross negligence or willful misconduct on the part of PDUS.

                  2. The Parties hereto, within five (5) days after the service of process upon either of them in a lawsuit, including any notices of any court action or administrative action (or any other type of action or proceeding), or promptly after either of them, to its respective knowledge, shall become subject to, or possess actual knowledge of, any damage, liability, loss, cost, expense, or claim to which any of the indemnification provisions set forth in this letter agreement relate, shall give written notice to the other party setting forth the facts relating to the claim, damage, or loss, if available, and the estimated amount of the same. "Promptly" for purposes of this paragraph II.K.2 shall mean giving notice within ten (10) days, provided that the failure to promptly notify the indemnifying party shall not operate to waive, reduce or extinguish the indemnified party's rights hereunder unless such failure materially prejudices the indemnifying party. Upon receipt of such notice relating to a lawsuit, the indemnifying party shall be entitled to (i) participate at its own expense in the defense or investigation of any claim or lawsuit or (ii) assume the defense thereof, in which event the indemnifying party shall not be liable to the indemnified party for legal or attorney fees

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 10

thereafter incurred by such indemnified party in defense of such action or claim; provided, that if the indemnified party may have any unindemnified liability out of such claim, such party shall have the right to approve the counsel selected by the indemnifying party, which approval shall not be withheld unreasonably. If the indemnifying party assumes the defense of any claim or lawsuit, all costs of defense of such claim or lawsuit shall thereafter be borne by such party and such party shall have the authority to compromise and settle such claim or lawsuit, or to appeal any adverse judgment or ruling with the cost of such appeal to be paid by such party; provided, however, if the indemnified party may have any unindemnified liability arising out of such claim or lawsuit the indemnifying party shall have the authority to compromise and settle each such claim or lawsuit only with the written consent of the indemnified party, which shall not be withheld unreasonably. The indemnified party may continue to participate in any litigation at its expense after the indemnifying party assumes the defense of such action. In the event the indemnifying party does not elect to assume the defense of a claim or lawsuit, the indemnified party shall have authority to compromise and settle such claim or lawsuit only with the written consent of the indemnifying party, which consent shall not be unreasonably withheld, or to appeal any adverse judgment or ruling, with all costs, fees, and expenses indemnifiable under this letter agreement to be paid by the indemnifying party. Upon the indemnified party's furnishing to the indemnifying party an estimate of any loss, damage, liability, or expense to which the indemnification provisions of this letter agreement relate, the indemnifying party shall pay to the indemnified party the amount of such estimate within ten (10) days of receipt of such estimate, unless the indemnifying party in good faith disputes its liability with respect to any such claim.

         L. Neither Party may assign its interest in this letter agreement to any third party without the prior written consent of the other Party, such consent not to be unreasonably withheld; provided, however, that no such consent will be necessary in connection with (i) assignments to affiliates or subsidiaries, (ii) a pledge for financing purposes, (iii) corporate merger or reorganization, or (iv) a sale of all or substantially all of the assigning Party's assets. Any assignee of any Party or assignee or transferee of any interest in the Property shall agree in writing to be bound by all of the terms and conditions of this letter agreement. This letter agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Upon an assignment by PDUS to which GAM consents, PDUS shall have no further obligations or liabilities under this letter agreement.

         M. Following completion of the minimum amount of Work Expenditures, PDUS will have earned a 60% interest in the Property and will be entitled to exercise the Acquisition Right. If PDUS exercises the Acquisition Right, GAM will immediately convey to PDUS (by a special warranty deed acceptable to PDUS) an undivided 60% interest in the Property, and PDUS and GAM will enter into a joint venture agreement

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 11

(the "Joint Venture Agreement") covering further activities at the Property. The formal Joint Venture Agreement will generally follow the form of the Rocky Mountain Mineral Law Foundation Forms 5 and 5A model joint venture agreements, and will contain the terms and provisions set forth in Section III below and such other terms and conditions as are mutually agreeable (subject to an obligation on the part of each Party to negotiate such other terms and conditions in good faith) to the Parties. Until the Joint Venture Agreement is executed and delivered the Parties agree that they will be legally bound by the provisions of this paragraph II.M and the provisions of Section III.

         N. PDUS and GAM agree that their relationship shall constitute a tax partnership within the meaning of Section 761 (a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and that, to the extent permissible under applicable law, their relationship shall be treated for state income tax purposes in the same manner as it is for federal income tax purposes. Except for the tax partnership referred to in the preceding sentence and established pursuant to the provisions of Exhibit D attached hereto and incorporated herein by reference, nothing contained in this letter agreement shall be deemed to constitute either party the partner of the other, nor, except as otherwise herein expressly provided, to constitute either party the agent or legal representative of the other, nor to create any fiduciary relationship between them. It is not the intention of the parties to create, nor shall this letter agreement be construed to create, any mining, commercial, or other partnership, other than the tax partnership as set forth in Exhibit D. Neither party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other party, except as otherwise expressly provided herein.

         O. Simultaneous with the execution of this letter agreement, the parties agree to execute for recording purposes a written Short Form of Agreement, in the form attached hereto as Exhibit E. setting forth the basic terms and conditions of this letter agreement as necessitated by Nevada law. That Short Form may be recorded by PDUS in the official records of Eureka, Lander and White Pine Counties. Neither of the Parties shall be entitled to record this letter agreement.

         P. Where any Party hereto or any affiliate (collectively, the "Discloser") is required by Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects, as amended from time to time ("Nl 43-101"), to file a Technical Report (as defined in Nl 43-101) with respect to the Property:

                  1. neither the non-disclosing Parties nor their respective affiliates shall have any obligation to the Discloser to prepare or provide the Technical Report or any part thereof, or to provide or make available a Qualified Person (as defined in Nl 43-101) to the Discloser;

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 12


                  2. the Discloser shall not designate either of the other Parties or any associate, affiliate or employee of or retained by either of the other Parties, or any Qualified Person of the other Parties, as the Qualified Person of the Discloser, without the prior written consent of the other Parties;

                  3. the Discloser shall be responsible for the cost of preparing or providing the Technical Report;

                  4. the Discloser's designation of a third party Qualified Person shall be subject to the other Parties' prior written consent, such consent not to be unreasonably withheld;

                  5. the non-disclosing Parties shall be entitled to access to all pertinent information related to that portion of the Technical Report pertaining to the Property and shall be afforded a reasonable opportunity to review and the opportunity (but not the obligation) to require reasonable changes to that portion of the Technical Report prior to the filing of the Technical Report with applicable regulatory authorities;

                  6. where GAM is the Discloser, GAM may request and PDUS may elect (but shall have no obligation) to prepare and provide the Technical Report and to designate the Qualified Person to prepare or supervise the preparation of such Technical Report, all at the expense of GAM. In the event that PDUS prepares or provides the Technical Report pursuant to this paragraph II.P.6, then GAM shall:

                           (a) use such Technical Report only for the purpose of compliance with Nl 43-101 and for no other purpose; and

                           (b) defend, indemnify and hold PDUS and its directors, officers, employees, agents, representatives and subcontractors (the "PDUS Indemnified Parties") harmless from and against any and all Losses, whether direct or indirect, which at any time or from time to time are directly or indirectly incurred or suffered by any of the PDUS Indemnified Parties or their respective successors or assigns in connection with, as a result of or arising out of the preparation or provision of the Technical Report and the dissemination of same. For greater certainty, no termination of this letter agreement shall prevent any of the PDUS Indemnified Parties or their respective successors or assigns from obtaining indemnification from GAM pursuant to this paragraph II.P.6(b); and

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 13

                  7. where GAM is the Discloser and PDUS obtains information subsequent to the filing of the Technical Report which renders the Technical Report inaccurate, GAM shall at PDUS's request disseminate such information in a manner which satisfies GAM's obligations under applicable securities laws, and if GAM fails to do so then PDUS shall have the right (but not the obligation) to do so on GAM's behalf.

         Q. The Parties agree that the terms and conditions of this letter agreement will apply and extend to any right, title or interest in real property hereafter acquired during the Earn-In Period, without payment of additional consideration, by (i) GAM in or to the Property or within the Area of Interest, or (ii) PDUS within the Area of Interest. To the extent that any contractual interest in real property within the Area of Interest is acquired by PDUS during the Earn-In Period, if PDUS does not exercise its Acquisition Right, PDUS agrees that it will assign such contractual interest to GAM following the termination of this Agreement, if PDUS is contractually entitled to do so, or PDUS will request that the other party to any such contract consent to such an assignment (if consent is contractually required); provided, however, PDUS shall have no affirmative obligation to GAM to obtain such consent or make such an assignment if the required consent is not obtained. Notwithstanding the foregoing, PDUS shall have no obligation to assign any such contractual interest in real property to GAM unless the other party to any such contract agrees in writing that PDUS shall have no further obligations or liabilities under that contract from and after the date of assignment to GAM.

         R. The Parties agree that this letter agreement shall be governed by Nevada law, other than its rules as to conflicts of law. The parties hereby agree and consent to the non-exclusive jurisdiction of the United States District Court for the District of Nevada with respect to any disputes arising under or concerning the interpretation of this letter agreement.

         S. The Parties agree that this letter agreement shall be construed to benefit the parties hereto and their respective permitted successors and assigns only, and, except as set forth in paragraph II.K, shall not be construed to create any third party beneficiary rights in any other party or in any governmental organization or agency.

         T. The use of the term "including" anywhere in this letter agreement shall be deemed to mean "including without limitation." Representations and warranties in this letter agreement made to the best of a Party's knowledge shall mean the party making the representation and warranty has made a prudent and reasonable investigation of the underlying facts that form the basis of the representation and warranty.

         U. In the event of a material default hereunder on the part of PDUS, GAM shall give to PDUS written notice specifying the particular default or defaults asserted, and, in the case of a default other than with respect to the payment of money, PDUS shall have thirty days after the receipt of said notice (or in the event PDUS disputes the

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 14

existence of such a material default, thirty days after the entry by a court of competent jurisdiction of a final judgment finding such a default) within which either to cure such specified defaults, or to undertake diligent efforts to cure the same. In the event of such a cure (or the commencement of diligent efforts to cure) by PDUS, this letter agreement shall continue in full force and effect as though no default had occurred. In the event such curative action is not so completed or diligent efforts to cure such defaults are not undertaken within the applicable 30-day period and thereafter diligently pursued to completion, GAM may elect to terminate this letter agreement by notice to PDUS as provided in paragraph II. V. In the case of a default by PDUS relating to the payment of any funds to GAM, or any third party as required hereunder, PDUS shall have ten business days after receipt of notice of such default to rectify or dispute the same (in accordance with the same procedures as apply to non-monetary defaults as set forth above in this paragraph II. U), failing which GAM may elect to terminate this letter agreement by written notice to PDUS as provided in paragraph II.V. Upon termination of this letter agreement pursuant to this paragraph II.U, PDUS shall have no further liability or obligations hereunder or with respect to the Property (including no liability for lost profits, consequential or other damages), except with respect to the obligations set forth in paragraphs II. I and II. K, and GAM shall have no further liability or obligations hereunder, except with respect to the obligations set forth in paragraphs II.D.2, II. K and II.P.6(b).

         V. All notices given in connection herewith shall be in writing, and all such notices and deliveries to be made pursuant hereto shall be given or made in person, by certified or registered mail, by reputable overnight courier, or by facsimile acknowledged upon receipt. Such notices and deliveries shall be deemed to have been duly given and received when actually delivered in person or sent by facsimile (during normal business hours), on the next business day following the date they are sent by courier, or three business days after registered or certified mailing when deposited in a receptacle for United States mail, postage prepaid, and addressed as follows:

                  1. If to PDUS:

                     Placer Dome U.S. Inc.
                     1125 17th Street, Suite 2310
                     Denver, Colorado 80202
                     Attention: General Counsel
                     Telephone No.: (303) 675-0055
                     Facsimile No.: (303) 675-0707

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 15


                     with a copy to:

                     Placer Dome U.S. Inc.
                     240 South Rock Blvd., Suite 117
                     Reno, Nevada 89502
                     Attention: William C. Howald
                     Telephone No.: (775) 856-2552
                     Facsimile No.: (775) 856-7509

                     and

                     Placer Dome U.S. Inc.
                     HC 66 Box 1250
                     Crescent Valley, Nevada 89821
                     Attention: Brian Iverson
                     Telephone No.: (775) 468-4433
                     Facsimile No.: (775) 468-4496

                  2. If to GAM:

                     Great American Minerals, Inc.
                     9051 South 1075 West Suite B-301
                     West Jordan, Utah 84088
                     Attention: Don McDowell
                     Telephone No.: (801) 231-0658
                     Facsimile No.: (801) 254-7510

         W. If at any time during the Earn-In Period GAM intends to convey, assign, option or otherwise transfer (collectively, "Transfer") to any third party all or any part of its interest in either the GQ or the Monte Cristo Properties (as described in Parts 3 and 4 of the Exhibit A. respectively), GAM shall notify PDUS of those intentions. The notice shall state the price and all other pertinent terms and conditions of the intended Transfer, and if such intended Transfer is the result of an offer from a third party, shall be accompanied by a copy of the offer or contract for sale. If the intended Transfer is based upon a third party offer and if the consideration for the Transfer is, in whole or in part, other than monetary, the notice shall describe such consideration and its monetary equivalent (based upon the fair market value of the non-monetary consideration and stated in terms of cash or currency). PDUS shall have 30 days from the date such notice is delivered to notify GAM whether it elects to acquire the offered interest at the same price and on the same terms and conditions as set forth in the notice offer. If it does so elect, the Transfer shall be consummated promptly after notice of such election

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 16

is delivered to GAM. If PDUS fails to so elect within the 30-day period, GAM shall have 60 days following the expiration of such period to consummate the Transfer to a third party at a price and on terms no less favorable than those offered by GAM to PDUS in the notice. If GAM fails to consummate the Transfer to a third party within that 60-day period, PDUS's right of first refusal in such offered interest shall be deemed to be revived. Any subsequent proposal to Transfer such interest shall be conducted in accordance with all of the procedures set forth in this paragraph II.W.

         X. This letter agreement is the complete expression of all agreements, contracts, covenants, and promises between the Parties (except for the Confidentiality Agreement, which the Parties acknowledge shall be binding upon them only in the limited circumstances set forth in paragraph I.B), and all negotiations, understandings, and agreements between the Parties are set forth in this letter agreement, which solely and completely expresses their understanding, and shall be construed without reference to any such negotiations, understandings and agreements. No implied term, covenant, condition or provision of any kind whatsoever shall affect any of the Parties' respective rights and obligations hereunder, including, without limitation, rights and obligations with respect to exploration, development, mining, processing and marketing of minerals, and the only terms, covenants, conditions or provisions which shall in any way affect any of their respective rights and obligations shall be those expressly set forth in this letter agreement. This letter agreement may not be amended or modified, nor may any obligation hereunder be waived, except by writing duly executed on behalf of all Parties, and unless otherwise specifically provided in such writing, any amendment, modification, or waiver shall be effective only in the specific instance and for the purpose it is given.

         Y. In the event that any one or more of the provisions contained in this letter agreement or in any other instrument or agreement contemplated hereby shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this letter agreement or any such other instrument or agreement. In the event of any controversy, claim, or dispute between the Parties hereto, arising out of or relating to this letter agreement or the breach thereof, the prevailing Party shall be entitled to recover from the losing Party reasonable expenses, attorneys' fees, and costs. At the request of either Party, the Parties shall execute and deliver any further instruments, agreements, documents or other papers reasonably requested by either Party to effect the purposes of this letter agreement and the transactions contemplated hereby.

         Z. The Parties hereby agree that any dispute arising under this letter agreement shall be subject to the informal dispute resolution procedure set forth in this paragraph II.Z. The Party asserting the existence of a dispute as to the interpretation of any provision of this letter agreement or the performance by the other Party of any of its obligations hereunder shall notify the other Party of the nature of the asserted dispute.

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 17

Within seven business days after receipt of such notice, William Howald (for
PDUS) and Don McDowell (for GAM), or their designated successors, shall arrange for a personal or telephone conference in which they use good faith efforts to resolve such dispute. If those individuals are unable to resolve the dispute, either Party may proceed with any legal remedy available to it; provided, however, that the Parties agree that any statement made as to the subject matter of the dispute in any of the conferences referred to in this paragraph II.Z shall not be used in any legal proceeding against the Party that made such statement.

III.     DEVELOPMENT PERIOD

         A. PDUS shall be the Manager of the business relationship between the parties (the "Venture") under the Joint Venture Agreement. Within 60 days after exercise by PDUS of the Acquisition Right, GAM shall notify PDUS in writing whether or not GAM desires to participate in funding of Operations (in accordance with a Program and Budget to be prepared by PDUS and forwarded to GAM not later than 30 days after the date PDUS exercises the Acquisition Right), in proportion to its 40% Participating Interest. If GAM timely elects not to participate, then, if PDUS desires to earn an additional 10% interest in the Property and the Venture (the "Additional Interest"), PDUS must (i) complete or arrange for the completion of a Feasibility Study (as defined in the attached Exhibit G) at any time during a four year period (subject to extension for reasons of force majeure) after the date of GAM's decision not to participate, and (ii) upon completion of the Feasibility Study, use reasonable efforts to assist GAM in obtaining its share of financing (30%) for Operations going forward or, in the alternative (at PDUS' election), use reasonable efforts to arrange for project financing for the construction and development of a mine at the Property, rather than GAM being required to directly finance or fund its share of the costs of such construction and development. PDUS shall have no obligation to arrange for any project financing that PDUS's Board of Directors, acting in its normal course, is unwilling to approve. If PDUS uses reasonable efforts but is unable to arrange for either (i) separate financing for GAM or
(ii) project financing, PDUS shall notify GAM, and the Participating Interests shall nonetheless be PDUS-70% / GAM-30%. If PDUS arranges for project financing, it shall be entitled to recover GAM's share (30%) of (i) the amount borrowed,
(ii) all costs associated with such financing (including without limitation attorney's fees, consultant's fees, and fees payable to the lender and the lender's attorneys and consultants), and (iii) interest on the foregoing amount at a rate to be determined by a mutually agreeable independent third party (collectively, the "Carried Amount"), from GAM's share of net cash flow from operations from the Property, beginning on the date of commencement of commercial production from the Property. To secure repayment of the Carried Amount, GAM shall grant to PDUS, simultaneous with the execution of the Joint Venture Agreement, a first priority security interest (subordinate only to the lender with whom PDUS arranges the project financing) in GAM's Participating Interest in the Joint

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 18

Venture Agreement, and execute and deliver to PDUS a mortgage or deed of trust, U.C.C. Financing Statements, and such other documents as PDUS may deem reasonably necessary to perfect that security interest. That security interest will remain in place until PDUS has fully recovered the Carried Amount. PDUS's security interest described above will be in addition to the security interests the Parties grant to each other to secure the performance of their respective obligations under the Joint Venture Agreement. PDUS may extend the time by which it must have completed the Feasibility Study for one additional year by payment to GAM of $100,000, and for another additional year by payment to GAM of $100,000. During the period when it is preparing a Feasibility Study, PDUS shall provide monthly progress reports to GAM, which shall include all data and information being used by PDUS or its consultants in the preparation of the Feasibility Study. All such data and information shall be kept strictly confidential and shall not be disclosed to any third party; provided, however, that GAM shall be allowed to disclose such information to a third party willing to finance GAM's share of development costs, in whole or in part, provided that the third party first enters into a confidentiality agreement with PDUS and GAM with respect to such information that is mutually agreeable to PDUS and GAM. In addition, none of such data and information, or any portion of any monthly progress report, shall be included in any press release or other public announcement issued by GAM. PDUS shall have right to decide and notify GAM at any time that it no longer wishes to acquire the Additional Interest. If GAM elects not to participate in the funding of Operations as set forth in this paragraph III.A, PDUS will fund all Venture operations through completion of the Feasibility Study or until PDUS determines it no longer desires to earn the Additional Interest.

         B. Upon completion of a Feasibility Study, PDUS shall have earned the Additional Interest, and each Participant shall, subject to the provisions of paragraph III.A, fund project development according to its Participating Interest percentage (30% GAM, 70% PDUS).

         C. PDUS shall be the Manager under the Joint Venture Agreement and will be compensated with a management fee calculated as set forth in the Joint Venture Agreement.

         D. If GAM elects to participate in Programs and Budgets pursuant to paragraph III.A, or if PDUS fails or elects not to timely complete the Feasibility Study, then the participating interest percentages of the parties shall remain PDUS - 60%, GAM - 40%, and PDUS shall remain the Manager under the Joint Venture Agreement.

         E. PDUS's Initial Contribution to the Venture will be deemed to be equal to the actual amount of PDUS's Work Expenditures incurred during the Earn-In Period plus additional expenditures for Operations incurred by PDUS through the point of completion of a Feasibility Study (or either (i) an election by GAM to participate in

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 19

funding Venture Operations at a 40% level or (ii) an election by PDUS not to complete the Feasibility Study), and the amount of GAM's Initial Contribution will be determined based on the following formula (where GAM's contribution equals x):

                                      [Amount of PDUS's Work Expenditures
                       60%    =            and additional expenditures]
                      -----         ----------------------------------------
                       40%                          x

The fraction set forth above shall be 70%/30% (for Equity Account purposes) if PDUS earns the Additional Interest, and the Participants will take such actions as are reasonably necessary to make the Capital Account balances reflect PDUS's additional expenditures made to earn the Additional Interest.

         F. If either Participant elects to participate less than fully or not at all in a proposed Program and Budget, the standard dilution formula set forth in Section 6.3 of Form 5A will apply. Once any Participant's Participating Interest is voluntarily reduced to less than 5%, that Participant's Participating Interest shall automatically be converted to an interest in 1 % of Net Returns. If a Participant defaults in contributing to an approved Program and Budget, then, among the remedies available to it, the non-defaulting Participant may choose to have the defaulting Participant's Participating Interest reduced in accordance with the standard dilution formula plus a penalty of 50% (if the default occurs with respect to an approved Program and Budget which covers primarily exploration activities), or to have the defaulting Participant forfeit its entire interest in the Venture (if the default occurs with respect to an approved Program and Budget which covers primarily development and/or mining activities), in which case the defaulting Participant shall have the right to recover from the applicable percentage of Net Returns set forth above an amount equal to the positive balance in the defaulting Participant's Equity Account.

         G. If GAM elects not to participate in funding Venture Operations at a 40% level pursuant to paragraph III.A, then during the period prior to which it completes the Feasibility Study, unless it elects not to acquire the Additional Interest, PDUS shall have no obligation to prepare or provide GAM with the opportunity to comment on Programs and Budgets, until it has earned the Additional Interest. Until it has earned the Additional Interest, however (or until it has elected not to acquire that Additional Interest), PDUS shall be obligated to conduct operations generally in accordance with the standards applicable to the Manager under the Joint Venture Agreement (provided that until that time, PDUS shall not be obligated to refer any matters to the Management Committee or to seek Management Committee approval for any decisions with respect to operations on the Property).

         H. The Parties agree that each of them shall be responsible for their share of liabilities and obligations of the Venture (including without limitation environmental

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 20

liabilities and obligations), equivalent to their Participating Interests in the Venture at the time such obligations or liabilities are incurred or accrued, notwithstanding any subsequent reduction or conversion of their Participating Interests.

         I. Each of the Parties to the Joint Venture Agreement shall have a right of first refusal to acquire the other Party's Participating Interest or its interest in Net Returns if the other Party desires to sell all or any portion of its Participating Interest or its interest in Net Returns.

         J. All capitalized terms used in this Section III and not defined herein will have the meaning ascribed to them in Forms 5 and 5A.

IV.      PUBLICITY AND INFORMATION

         A. Each Party, except to the extent required by law or stock exchange rule and then only after providing the other Party with not less than three business days to review and comment on any proposed release or announcement, is prohibited from issuing any press releases or other public announcements concerning this letter agreement or any information generated pursuant hereto without the prior written approval of the other Party. GAM acknowledges that, based upon (a) information made available by it to PDUS and PDUS's examination of the Property with the permission of GAM and (b) exploration data from work on property which PDUS controls in the vicinity of the Property, PDUS has conducted its own evaluation of the Property and has developed its own theories and interpretations regarding the Property that are regarded by PDUS as confidential and/or proprietary to PDUS and which have not been disclosed to GAM. GAM agrees that in entering into this letter agreement, it is not relying on PDUS to disclose any such theories, interpretations or evaluations.

         B. Except as set forth in paragraph IV.A, the Parties agree to treat all data, reports, records and other information developed or made available to them by the other Party under this letter agreement and applicable to the Property as confidential, and unless either Party is required by any law, rule, regulation, or order to disclose any of such information, information shall not be disclosed to any person without the prior written consent of the non-disclosing Party, which consent shall not be unreasonably withheld.

         C. This letter agreement is, and the rights and obligations of the parties are, strictly limited to the Property and the Area of Interest. Except as expressly provided herein, the Parties shall have the free and unrestricted right to independently engage in, and receive the full benefits of, any and all business ventures of any sort whatever, whether or not competitive with the Property and the activities undertaken pursuant to the letter agreement, without consulting the others or inviting or allowing the others to participate therein. Neither of the Parties shall be under any fiduciary or other duty to

Mr. Don McDowell
Great American Minerals, Inc.
October 20, 2004
Page 21

the other which will prevent it from engaging in or enjoying the benefits of, any competing venture or ventures outside the Property (other than the Area of Interest). The legal doctrines of "corporate opportunity" or "business opportunity" as developed or applied by any court or authority of any jurisdiction and sometimes applied to persons or legal entities occupying a joint venture or other fiduciary status shall not be applied to any other activity, venture, or operation of any of the Parties, whether such opportunity is derived from or based on information received or activities conducted under this letter agreement or otherwise.

         If GAM is in agreement with the foregoing, please indicate the same by signing in the space indicated below, and returning to me a copy of this letter on or before October 22, 2004. Upon PDUS's receipt of a signed copy of this letter it will be understood and agreed to by the Parties that this letter agreement, for and in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which are hereby acknowledged and confirmed, is intended to and does constitute a binding agreement.

Sincerely,

PLACER DOME U.S. INC.

/s/ William Howald

William Howald
Regional Exploration Manager


Accepted and agreed to this 22 day of October, 2004 by Great American Minerals, Inc.


By: /s/ Dennis J. McDowell
Name: Dennis J. McDowell
Title: President

                                    Exhibit A

Part 1.                            The Claims


         The following unpatented mining claims located in Sections 2, 3, 4, 5, 8, 11, 15, 16, 21 and 9,10, 22, Township 23 North, Range 48 East, and Sections 3, 10, and 28, Township 24 North, Range 48 East, 15,27 Eureka County, Nevada:

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-1                      NMC 861835                  373              116                184742
    UNR-2                      NMC 861836                  373              117                184743
    UNR-3                      NMC 861837                  373              118                184744
    UNR-4                      NMC 861838                  373              119                184745
    UNR-5                      NMC 861839                  373              120                184746
    UNR-6                      NMC 861840                  373              121                184747
    UNR-7                      NMC 861841                  373              122                184748
    UNR-8                      NMC 861842                  373              123                184749
    UNR-9                      NMC 858729                  373              124                184750
    UNR-10                     NMC 858730                  373              125                184751
    UNR-11                     NMC 858731                  373              126                184752
    UNR-12                     NMC 858732                  373              127                184753
    UNR-13                     NMC 858733                  373              128                184754
    UNR-14                     NMC 858734                  373              129                184755
    UNR-15                     NMC 858735                  373              130                184756
    UNR-16                     NMC 858736                  373              131                184757
    UNR-17                     NMC 858737                  373              132                184758
    UNR-18                     NMC 858738                  373              133                184759
    UNR-19                     NMC 858739                  373              134                184760
    UNR-20                     NMC 858740                  373              135                184761
    UNR-21                     NMC 858741                  373              136                184762
    UNR-22                     NMC 858742                  373              137                184763
    UNR-23                     NMC 861843                  373              138                184764
    UNR-24                     NMC 861844                  373              139                184765
    UNR-25                     NMC 861845                  373              140                184766
    UNR-26                     NMC 861846                  373              141                184767
    UNR-27                     NMC 861847                  373              142                184768
    UNR-28                     NMC 861848                  373              143                184769
    UNR-29                     NMC 861849                  373              144                184770
    UNR-30                     NMC 861850                  373              145                184771


                                    Exh. A-1

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-31                     NMC 861851                  373              146                184772
    UNR-32                     NMC 861852                  373              147                184773
    UNR-33                     NMC 861853                  373              148                184774
    UNR-34                     NMC 861854                  373              149                184775
    UNR-35                     NMC 861855                  373              150                184776
    UNR-36                     NMC 861856                  373              151                184777
    UNR-37                     NMC 861857                  373              152                184778
    UNR-38                     NMC 861858                  373              153                184779
    UNR-39                     NMC 861859                  373              154                184780
    UNR-40                     NMC 861860                  373              155                184781
    UNR-41                     NMC 861861                  373              156                184782
    UNR-42                     NMC 861862                  373              157                184783
    UNR-43                     NMC 861863                  373              158                184784
    UNR-44                     NMC 861864                  373              159                184785
    UNR-45                     NMC 861865                  373              160                184786
    UNR-46                     NMC 861866                  373              161                184787
    UNR-47                     NMC 861867                  373              162                184788
    UNR-48                     NMC 861868                  373              163                184789

    UNR-19                     NMC 875010                  384              078                188421
    UNR-20                     NMC 875011                  384              079                188422
    UNR-21                     NMC 875012                  384              080                188423
    UNR-22                     NMC 875013                  384              081                188424
    UNR-73                     NMC 875014                  384              082                188425
    UNR-74                     NMC 875015                  384              083                188426
    UNR-75                     NMC 875016                  384              084                188427
    UNR-76                     NMC 875017                  384              085                188428
    UNR-77                     NMC 875018                  384              086                188429
    UNR-78                     NMC 875019                  384              087                188430
    UNR-79                     NMC 875020                  384              088                188431
    UNR-80                     NMC 875021                  384              089                188432
    UNR-81                     NMC 875022                  384              090                188433
    UNR-82                     NMC 875023                  384              091                188434
    UNR-83                     NMC 875024                  384              092                188435
    UNR-84                     NMC 875025                  384              093                188436
    UNR-85                     NMC 875026                  384              094                188437
    UNR-86                     NMC 875027                  384              095                188438
    UNR-87                     NMC 875028                  384              096                188439
    UNR-88                     NMC 875029                  384              097                188440
    UNR-89                     NMC 875030                  384              098                188441
    UNR-90                     NMC 875031                  384              099                188442
    UNR-91                     NMC 875032                  384              100                188443
    UNR-92                     NMC 875033                  384              101                188444
    UNR-93                     NMC 875034                  384              102                188445
    UNR-94                     NMC 875035                  384              103                188446
    UNR-95                     NMC 875036                  384              104                188447

                                    Exh. A-2

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
     UNR-96                    NMC 875037                  384              105                188448
     UNR-97                    NMC 875038                  384              106                188449
     UNR-98                    NMC 875039                  384              107                188450
     UNR-99                    NMC 875040                  384              108                188451
    UNR-100                    NMC 875041                  384              109                188452
    UNR-101                    NMC 875042                  384              110                188453
    UNR-102                    NMC 875043                  384              111                188454
    UNR-103                    NMC 875044                  384              112                188455
    UNR-104                    NMC 875045                  384              113                188456
    UNR-105                    NMC 875046                  384              114                188457
    UNR-106                    NMC 875047                  384              115                188458
    UNR-107                    NMC 875048                  384              116                188459
    UNR-108                    NMC 875049                  384              117                188460
    UNR-109                    NMC 875050                  384              118                188461
    UNR-110                    NMC 875051                  384              119                188462
    UNR-111                    NMC 875052                  384              120                188463
    UNR-112                    NMC 875053                  384              121                188464
    UNR-113                    NMC 875054                  384              122                188465
    UNR-114                    NMC 875055                  384              123                188466
    UNR-115                    NMC 875056                  384              124                188467
    UNR-116                    NMC 875057                  384              125                188468
    UNR-117                    NMC 875058                  384              126                188469
    UNR-118                    NMC 875059                  384              127                188470
    UNR-119                    NMC 875060                  384              128                188471
    UNR-120                    NMC 875061                  384              129                188472
    UNR-121                    NMC 875062                  384              130                188473
    UNR-122                    NMC 875063                  384              131                188474
    UNR-123                    NMC 875064                  384              132                188475
    UNR-124                    NMC 875065                  384              133                188476
    UNR-125                    NMC 875066                  384              134                188477
    UNR-126                    NMC 875067                  384              135                188478
    UNR-127                    NMC 875068                  384              136                188479
    UNR-128                    NMC 875069                  384              137                188480
    UNR-129                    NMC 875070                  384              138                188481
    UNR-130                    NMC 875071                  384              139                188482
    UNR-131                    NMC 875072                  384              140                188483
    UNR-132                    NMC 875073                  384              141                188484
    UNR-133                    NMC 875074                  384              142                188485
    UNR-134                    NMC 875075                  384              143                188486
    UNR-135                    NMC 875076                  384              144                188487
    UNR-136                    NMC 875077                  384              145                188488
    UNR-137                    NMC 875078                  384              146                188489
    UNR-138                    NMC 875079                  384              147                188490
    UNR-139                    NMC 875080                  384              148                188491
    UNR-140                    NMC 875081                  384              149                188492
    UNR-141                    NMC 875082                  384              150                188493
    UNR-142                    NMC 875083                  384              151                188494

                                             Exh. A-3

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-143                    NMC 875084                  384              152                188495
    UNR-144                    NMC 875085                  384              153                188496
    UNR-145                    NMC 875086                  384              154                188497
    UNR-146                    NMC 875087                  384              155                188498
    UNR-147                    NMC 875088                  384              156                188499
    UNR-148                    NMC 875089                  384              157                188500
    UNR-149                    NMC 875090                  384              158                188501
    UNR-150                    NMC 875091                  384              159                188502
    UNR-151                    NMC 875092                  384              160                188503
    UNR-152                    NMC 875093                  384              161                188504
    UNR-153                    NMC 875094                  384              162                188505
    UNR-154                    NMC 875095                  384              163                188506
    UNR-155                    NMC 875096                  384              164                188507
    UNR-156                    NMC 875097                  384              165                188508
    UNR-157                    NMC 875098                  384              166                188509
    UNR-158                    NMC 875099                  384              167                188510
    UNR-159                    NMC 875100                  384              168                188511
    UNR-160                    NMC 875101                  384              169                188512
    UNR-161                    NMC 875102                  384              170                188513
    UNR-172                    NMC 875103                  384              171                188514
    UNR-173                    NMC 875104                  384              172                188515
    UNR-174                    NMC 875105                  384              173                188516
    UNR-175                    NMC 875106                  384              174                188517
    UNR-176                    NMC 875107                  384              175                188518
    UNR-177                    NMC 875108                  384              176                188519
    UNR-178                    NMC 875109                  384              177                188520
    UNR-179                    NMC 875110                  384              178                188521
    UNR-180                    NMC 875111                  384              179                188522
    UNR-181                    NMC 875112                  384              180                188523
    UNR-196                    NMC 875539                  391              227                191381
    UNR-197                    NMC 875540                  391              228                191382
    UNR-198                    NMC 875541                  391              229                191383
    UNR-199                    NMC 875542                  391              230                191384
    UNR-200                    NMC 875543                  391              231                191385
    UNR-201                    NMC 875544                  391              232                191386
    UNR-202                    NMC 875545                  391              233                191387
    UNR-203                    NMC 875546                  391              234                191388
    UNR-216                    NMC 875547                  391              235                191389
    UNR-217                    NMC 875548                  391              236                191390
    UNR-218                    NMC 875549                  391              237                191391
    UNR-219                    NMC 875550                  391              238                191392
    UNR-220                    NMC 875551                  391              239                191393
    UNR-221                    NMC 875552                  391              240                191394
    UNR-222                    NMC 875553                  391              241                191395
    UNR-223                    NMC 875554                  391              242                191396
    UNR-236                    NMC 875555                  391              243                191397

                                    Exh. A-4

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
      UNR-237                  NMC 875556                  391              244                191398
      UNR-238                  NMC 875557                  391              245                191399
      UNR-239                  NMC 875558                  391              246                191400
      UNR-240                  NMC 875559                  391              247                191401
      UNR-241                  NMC 875560                  391              248                191402
      UNR-242                  NMC 875561                  391              249                191403
      UNR-243                  NMC 875562                  391              250                191404
      UNR-245                  NMC 875563                  391              251                191405
      UNR-247                  NMC 875564                  391              252                191406
      UNR-249                  NMC 875565                  391              253                191407
      UNR-256                  NMC 875566                  391              254                191408
      UNR-257                  NMC 875567                  391              255                191409
      UNR-258                  NMC 875568                  391              256                191410
      UNR-259                  NMC 875569                  391              257                191411
      UNR-260                  NMC 875570                  391              258                191412
      UNR-261                  NMC 875571                  391              259                191413
      UNR-262                  NMC 875572                  391              260                191414
      UNR-263                  NMC 875573                  391              261                191415
      UNR-264                  NMC 875574                  391              262                191416
     UNR/GAP-1                 NMC 872221                  383              327                188221
     UNR/GAP-2                 NMC 872222                  383              328                188222
     UNR/GAP-3                 NMC 872223                  383              329                188223
     UNR/GAP-4                 NMC 872224                  383              330                188224
     UNR/GAP-5                 NMC 872225                  383              331                188225
     UNR/GAP-6                 NMC 872226                  383              332                188226
     UNR/GAP-7                 NMC 872227                  383              333                188227
     UNR/GAP-8                 NMC 872228                  383              334                188228
     UNR/GAP-9                 NMC 872229                  383              335                188229
    UNR/GAP-10                 NMC 872230                  383              336                188230
    UNR/GAP-11                 NMC 872231                  383              337                188231
    UNR/GAP-12                 NMC 872232                  383              338                188232
    UNR/GAP-13                 NMC 872233                  383              339                188233
    UNR/GAP-14                 NMC 872234                  383              340                188234
    UNR/GAP-15                 NMC 872235                  383              341                188235
    UNR/GAP-16                 NMC 872236                  383              342                188236
    UNR/GAP-17                 NMC 872237                  383              343                188237
    UNR/GAP-18                 NMC 872238                  383              344                188238
    UNR/GAP-19                 NMC 872239                  383              345                188239
    UNR/GAP-20                 NMC 872240                  383              346                188240
    UNR/GAP-21                 NMC 872241                  383              347                188241
    UNR/GAP-22                 NMC 872242                  383              348                188242
    UNR/GAP-23                 NMC 872243                  383              349                188243
    UNR/GAP-24                 NMC 872244                  383              350                188244
    UNR/GAP-25                 NMC 872245                  383              351                188245
    UNR/GAP-26                 NMC 872246                  383              352                188246
    UNR/GAP-27                 NMC 872247                  383              353                188247

                                             Exh. A-5

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------

    UNR/GAP-28                 NMC 872248                  383              354                188248
    UNR/GAP-29                 NMC 872249                  383              355                188249
    UNR/GAP-30                 NMC 872250                  383              356                188250

    UNR/GAP-31                 NMC 875113                  384              064                188406
    UNR/GAP-32                 NMC 875114                  384              065                188407
    UNR/GAP-33                 NMC 875115                  384              066                188408
    UNR/GAP-34                 NMC 875116                  384              067                188409
    UNR/GAP-35                 NMC 875117                  384              068                188410
    UNR/GAP-36                 NMC 875118                  384              069                188411
    UNR/GAP-37                 NMC 875119                  384              070                188412
    UNR/GAP-38                 NMC 875120                  384              071                188413
    UNR/GAP-39                 NMC 875121                  384              072                188414
    UNR/GAP-40                 NMC 875122                  384              073                188415
    UNR/GAP-41                 NMC 875123                  384              074                188416
    UNR/GAP-42                 NMC 875124                  384              075                188417
    UNR/GAP-43                 NMC 875125                  384              076                188418
    UNR/GAP-44                 NMC 875126                  384              077                188419


Part 2.                         Area of Interest


         A. UNR Fee Lands

            [SEE ATTACHED MAPS - UNR FEE LANDS ARE MARKED WITH *]

         B. Gund Ranch Fee Lands

            [SEE ATTACHED MAPS - GUND RANCH FEE LANDS ARE MARKED WITH **1


                                    Exh. A-6

Part 3.                         The GQ Property


         The following unpatented mining claims located in Sections 26 and 36, Township 33 North, Range 50 East, Eureka County, Nevada:

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
     EP1                       NMC 871262                  383              148                188135
     EP2                       NMC 871263                  383              149                188136
     EP3                       NMC 871264                  383              150                188137
     EP4                       NMC 871265                  383              151                188138
     EPS                       NMC 871266                  383              152                188139
     EP6                       NMC 871267                  383              153                188140
     EP7                       NMC 871268                  383              154                188141
     EP8                       NMC 871269                  383              155                188142
     EP9                       NMC 871270                  383              156                188143
    EP10                       NMC 871271                  383              157                188144
    EP25                       NMC 871272                  383              158                188145
    EP26                       NMC 871273                  383              159                188146
    EP27                       NMC 871274                  383              160                188147
    EP28                       NMC 871275                  383              161                188148
    EP29                       NMC 871276                  383              162                188149
    EP30                       NMC 871277                  383              163                188150
    EP31                       NMC 871278                  383              164                188151
    EP32                       NMC 871279                  383              165                188152
    EP41                       NMC 871280                  383              166                188153
    EP42                       NMC 871281                  383              167                188154
    EP43                       NMC 871282                  383              168                188155
    EP44                       NMC 871283                  383              169                188156
    EP45                       NMC 871284                  383              170                188157
    EP46                       NMC 871285                  383              171                188158

                                    Exh. A-7

Part 4.                    The Monte Cristo Property


         The following unpatented mining claims located in Sections 16, 20, 21, 28 and 29, Township 16 North, Range 57 East, White Pine County, Nevada:

                                                                     White Pine County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    Monte #1                   NMC 875127                  390              464                321744
    Monte #2                   NMC 875128                  390              465                321745
    Monte #3                   NMC 875129                  390              466                321746
    Monte #4                   NMC 875130                  390              467                321747
    Monte #5                   NMC 875131                  390              468                321748
    Monte #6                   NMC 875132                  390              469                321749
    Monte #11                  NMC 875133                  390              470                321750
    Monte #12                  NMC 875134                  390              471                321751
    Monte #13                  NMC 875135                  390              472                321752
    Monte #14                  NMC 875136                  390              473                321753
    Monte #15                  NMC 875137                  390              474                321754
    Monte #16                  NMC 875138                  390              475                321755
    Monte #17                  NMC 875139                  390              476                321756
    Monte #36                  NMC 875140                  390              477                321757
    Monte #37                  NMC 875141                  390              478                321758
    Monte #38                  NMC 875142                  390              479                321759
    Monte #39                  NMC 875143                  390              480                321760
    Monte #40                  NMC 875144                  390              481                321761
    Monte #41                  NMC 875145                  390              482                321762
    Monte #42                  NMC 875146                  390              483                321763
    Monte #43                  NMC 875147                  390              484                321764
    Monte #44                  NMC 875148                  390              485                321765
    Monte #45                  NMC 875149                  390              486                321766
    Monte #46                  NMC 875150                  390              487                321767
    Monte #47                  NMC 875151                  390              488                321768
    Monte #48                  NMC 875152                  390              489                321769
    Monte #49                  NMC 875153                  390              490                321770
    Monte #50                  NMC 875154                  390              491                321771
    Monte #51                  NMC 875155                  390              492                321772

                                    Exh. A-8

                                    Exhibit B

         "Exploration. Development and Related Work" shall mean and include all operations and activities of PDUS (or performed at the request of PDUS) on or relating to the Property for purposes of determining ore reserves and mineralization, and for purposes of exploration for and development of valuable minerals from the Property including, without limitation, the right to enter upon the Property for purposes of surveying, exploring, testing, sampling, trenching, bulk sampling, prospecting and drilling for valuable minerals, and to construct and use buildings, roads, power and communication lines, and to use so much of the surface of the Property in such manner as PDUS deems necessary for the enjoyment of any rights and privileges to PDUS hereunder or otherwise necessary to effect the purposes of this letter agreement, and any reclamation and other clean-up required in connection with any of the foregoing.

         "Environmental Laws" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Clean Air Act, the Clean Water Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Water Pollution Control Act, the Superfund Amendments and Reauthorization Act of 1986, the Safe Drinking Water Act, the Endangered Species Act, the National Environmental Policy Act, the Mine Safety and Health Act of 1977, the Federal Land Policy and Management Act of 1976, and the National Historic Preservation Act, each as amended, and any state law counterparts, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state and local governments (and all agencies thereof) concerning pollution or protection of the environment, reclamation, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the existence, manufacture, processing, distribution, use, treatment, storage, disposal, recycling, transport, or handling or reporting or notification to any governmental authority in the collection, storage, use, treatment or disposal of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

         "Environmental Liabilities" shall mean any liability arising out of, based on or resulting from (A) the presence, release, threatened release, discharge or emission into the environment of any Hazardous Materials or substances existing or arising on, beneath or above such property and/or emanating or migrating and/or threatening to emanate or migrate from such property to other properties; (B) disposal or treatment of or the arrangement for the disposal or treatment of Hazardous Materials originating or transported from such property to an off-site treatment, storage or disposal facility, (C) physical disturbance of the environment on or from such property; or (D) the violation or alleged violation of any Environmental Laws relating to such property.

         "Hazardous Materials" means any substance: (A) the presence of which requires reporting, investigation, removal or remediation under any Environmental Law; (B) that is defined as a "hazardous waste," "hazardous substance," "extremely hazardous substance"

                                    Exh. B-1
or "pollutant" or "contaminant" under any Environmental Law; (C) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenicor otherwise hazardous and is regulated under any Environmental Law; (D) the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property; (E) that contains gasoline, diesel fuel or other petroleum hydrocarbons; or (F) that contains PCBs, asbestos or urea formaldehyde foam insulation; in each case subject to exceptions provided in applicable Environmental Laws.


                                    Exh. B-2

                                   Exhibit C

         "Work Expenditures" shall mean and include all costs or fees, expenses, liabilities and charges paid or incurred by PDUS which are related to Exploration, Development and Related Work conducted during the Earn-In Period (specifically excluding the Initial Payment and any Periodic Payments), including without limitation:

                  (a) All costs and expenses incurred in conducting exploration and prospecting activities on or in connection with the Property, including, without limitation, the preparation of feasibility studies, the active pursuit of required federal, state or local authorizations or permits and the performance of required environmental protection or reclamation obligations, the building, maintenance and repair of roads, drill site preparation, drilling, tracking, sampling, trenching, digging test pits, shaft sinking, acquiring, diverting and/or transporting water necessary for exploration, logging of drill holes and drill core, completion and evaluation of geological, geophysical, geochemical or other exploration data and preparation of interpretive reports, and surveying and laboratory costs and charges (including assays or metallurgical analyses and tests);

                  (b) All expenses incurred in conducting development activities on or in connection with the Property, the active pursuit of required federal, state or local authorization or permits and the performance of required environmental protection or reclamation obligations, pre-stripping and stripping, the construction and installation of a mill, leach pads or other beneficiation facilities for valuable minerals, and other activities, operations or work performed in preparation for the removal of valuable minerals from the Property;

                  (c) All costs incurred by PDUS in acquiring interests in real property wholly or partially within the Area of Interest depicted and described in Part 2 of Exhibit A (the "Area of Interest"), including costs and expenses incurred by PDUS in conducting negotiations and due diligence, attorneys' fees, and all moneys paid by PDUS in acquiring and holding such property interests;

                  (d) All costs incurred in performing any reclamation or other restoration or clean-up work required by any federal, state or local agency or authority, and all costs of insurance obtained or in force to cover activities undertaken by or on PDUS's behalf on the Property;

                  (e) Salaries, wages, expenses and benefits of PDUS's employees or consultants engaged in operations directly relating to the Property, including salaries and fringe benefits of those who are temporarily assigned to and directly employed on work relating to the Property for the periods of time such employees are engaged in such activities and reasonable transportation expenses for all such employees to and from their regular place of work to the Property;

                  (f) All costs incurred in connection with the preparation of pre- feasibility studies or a Feasibility Study and economic and technical analyses pertaining

                                    Exh. C-1
to the Property, whether carried out by PDUS or by third parties under contract with PDUS;

                  (g) Taxes and assessments, other than income taxes, assessed or levied upon or against the Property or any improvements thereon situated thereon for which PDUS is responsible or for which PDUS reimburses GAM;

                  (h) Costs of material, equipment and supplies acquired, leased or hired, for use in conducting exploration or development operations relating to the Property; provided, however, that equipment owned and supplied by PDUS shall be chargeable at rates no greater than comparable market rental rates available in the area of the Property;

                  (i) Costs and expenses of establishing and maintaining field offices, camps and housing facilities;

                  (j) Costs incurred by PDUS in examining and curing title to any part of the Property or any interest in real property within the Area of Interest (including amending or relocating any of the Claims or abandoning any of the Claims and relocating the same as millsites, although no such amendments or relocations may be made without the prior written consent of GAM, such consent not to be unreasonably withheld), in maintaining the Property or any interest in real property within the Area of Interest whether through the performance of assessment work, the payment of claim maintenance fees or otherwise, in satisfying surface use or damage obligations to landowners, or in conducting any analyses of the environmental conditions at the Property; and

                  (k) An additional 10% as overhead on all costs and expenses described in (a) through (j) above (except for (i) equipment owned and supplied by PDUS, and (ii) expenditures related to mine development and construction, for which a 3% overhead charge will apply).

                                    Exh. C-2

                                    Exhibit D

                                U.S. TAX MATTERS

                                    Article I
                             Effect of this Exhibit

         This Exhibit shall govern the relationship of the parties with respect to U.S. tax matters and the other matters addressed herein. Except as otherwise indicated, capitalized terms used in this Exhibit shall have the meanings given to them in the letter agreement between Great American Minerals, Inc. and Placer Dome U.S. Inc. (the "Agreement") to which this Exhibit is attached. In the event of a conflict between this Exhibit and the other provisions of the Agreement, the terms of this Exhibit shall control.

                                   Article II
                              Tax Matters Partner

         2.1 Designation of Tax Matters Partner. PDUS is hereby designated tax matters partner (hereinafter "TMP") as defined in Section 6231 (a)(7) of the Internal Revenue Code of 1986, as amended ("the Code"), and shall be responsible for, make elections for, and prepare and file any federal and state tax returns or other required tax forms. The TMP and GAM shall use reasonable best efforts to comply with the responsibilities outlined in this Article II and in Sections 6221 through 6233 of the Code (including any Treasury regulations promulgated thereunder) and in doing so shall incur no liability to any other party.

         2.2 Notice. GAM shall furnish the TMP with such information (including information specified in Section 6230(e) of the Code) as the TMP may reasonably request to permit it to provide the Internal Revenue Service with sufficient information to allow proper notice to the parties in accordance with Section 6223 of the Code. The TMP shall keep GAM informed of all administrative and judicial proceedings for the adjustment at the partnership level of partnership items in accordance with Section 6223(g) of the Code.

         2.3 Inconsistent Treatment of Partnership Item. If an administrative proceeding contemplated under Section 6223 of the Code has begun, and the TMP so requests, each of PDUS and GAM shall notify the TMP of its treatment of any partnership item on its federal income tax return that is inconsistent with the treatment of that item on the partnership return.

         2.4 Extensions of Limitation Periods. The TMP shall not enter into any extension of the period of limitations as provided under Section 6229 of the Code without first giving reasonable advance notice to GAM of such intended action.

         2.5 Requests for Administrative Adjustments. Neither PDUS nor GAM shall file, pursuant to Section 6227 of the Code, a request for an administrative adjustment of partnership items for any partnership taxable year without first notifying the other party. If the other party agrees with the requested adjustment, the TMP shall file the request for administrative adjustment on behalf of the partnership. If unanimous consent is not

                                    Exh. D-1
obtained within 30 days after notice from the proposing party, or within the period required to timely file the request for administrative adjustment, if shorter, either party, including the IMP, may file that request for administrative adjustment on its own behalf.

         2.6 Judicial Proceedings. Any party intending to file a petition under
Section 6226, 6228 or other sections of the Code with respect to any partnership item, or other tax matters involving the partnership, shall notify the other party of such intention and the nature of the contemplated proceeding. If the TMP is the party intending to file such petition, such notice shall be given within a reasonable time to allow the other party to participate in the choosing of the forum in which such petition will be filed. If the parties do not agree on the appropriate forum, then the appropriate forum shall be decided by PDUS. If either party intends to seek review of any court decision rendered as a result of a proceeding instituted under the preceding part of this Section 2.6, that party shall notify the other party of such intended action.

         2.7 Settlements. The TMP shall not bind the other party to a settlement agreement without first obtaining the written concurrence of that party. Any party who enters into a settlement agreement with respect to any partnership items, as defined by Section 6231 (a)(3) of the Code, shall notify the other party of such settlement agreement and its terms within 90 days after the date of settlement.

         2.8 Fees and Expenses. Either party may engage legal counsel, certified public accountants, or others in its own behalf and at its sole cost and expense.

         2.9 Survival. The provisions of this Article II shall survive the termination of the partnership or the termination of either party's interest in the partnership and shall remain binding on the parties for a period of time necessary to resolve with the Internal Revenue Service or the Department of the Treasury any and all matters regarding the federal income taxation of the partnership for the applicable tax year(s).

                                   Article III
                          Tax Elections and Allocations

         3.1 Tax Partnership Election. It is understood and agreed that the parties intend to create a partnership for United States federal and state income tax purposes, and, unless otherwise agreed to hereafter by the parties, no party shall make an election to be, or have the arrangement evidenced hereby, excluded from the application of any provisions of Subchapter K of the Code, or any equivalent state income tax provision. It is understood and agreed that the parties intend to create a partnership for federal and state income tax purposes only (a "tax partnership") and agree that, if necessary, an election to be so treated shall be filed pursuant to Treasury Regulation Section 301.7701-3. The TMP shall file with the appropriate office of the Internal Revenue Service a partnership income tax return covering operations on the Property. The parties recognize that this Agreement may be subject to state income tax statutes. The TMP shall file with the appropriate offices of the state agencies any required partnership state income tax returns. Not later than March 15th of each calendar year, GAM agrees to furnish to the TMP any information it may have relating to operations on the Property during the previous calendar year as shall be required

                                    Exh. D-2
for proper preparation of such returns. The TMP shall furnish to GAM for its review a copy of each proposed income tax return at least two weeks prior to the date the return is filed.

         3.2 Tax Elections. The tax partnership shall make the following elections for purposes of all partnership income tax returns:

                  (a) To use the accrual method of accounting;

                  (b) Pursuant to the provisions at Section 706(b)(1) of the Code, to use as its taxable year, unless otherwise required by law, a year ending December 31st. In this respect the parties represent that their taxable years are as follows:

                           GAM:                  December 31;

                           PDUS:                 December 31;

                  (c) To deduct currently all development expenses to the extent possible under Section 616 of the Code, or, at the election of the TMP, to elect under Section 616(b) of the Code to treat such expenses as deferred expenses;

                  (d) Unless the parties unanimously agree otherwise, to compute the allowance for depreciation in respect of all depreciable assets using the maximum accelerated tax depreciation table and the shortest life permissible, or, at the election of the TMP, using the units of production method of depreciation;

                  (e) To treat advance royalties as deductions from gross income for the year paid or accrued to the extent permitted by law;

                  (f) To adjust the basis of tax partnership property under
Section 754 of the Code at the request of either party (provided that all costs and consequences of such election shall be for the account of the party making the request);

                  (g) To amortize over the shortest permissible period all organizational expenditures and business start-up expenses under Sections 195 and 709 of the Code;

         Any other election required or permitted under the Code or any state tax law shall be made as determined by the TMP.

         Each party shall elect (or has previously elected) under Section 617(a) of the Code to deduct currently all exploration expenses.

         Each party reserves the right to capitalize its share of development and/or exploration expenses of the tax partnership in accordance with Section 59(e) of the Code, provided that a party's election to capitalize all or any portion of such expenses shall not affect the party's Capital Account.

         3.3 Allocations to Parties. Allocations for Capital Account purposes shall be in accordance with the following:

                                    Exh. D-3

                  (a) Exploration and development cost deductions shall be allocated between the parties in accordance with their respective contributions to such costs.

                  (b) Depreciation and loss deductions with respect to any depreciable asset shall be allocated between the parties in accordance with their respective contributions to the adjusted basis of the asset which gives rise to the depreciation or loss deduction.

                  (c) Production and operating cost deductions, if any, shall be allocated between the parties in accordance with their respective contributions to such costs.

                  (d) Deductions for depletion (to the extent of the amount of such deductions that would have been determined for Capital Account purposes if only cost depletion were allowable for federal income tax purposes) shall be allocated to the parties in accordance with their respective contributions to the adjusted basis of the depletable property. Any remaining depletion deductions shall be allocated to the parties so that, to the extent possible, the parties receive the same total amounts of percentage depletion as they would have received if percentage depletion were allocated to the parties in proportion to their respective shares of the gross income used as the basis for calculating the federal income tax deduction for percentage depletion.

                  (e) Subject to Section 3.3(g) below, gross income, if any, on the sale of production shall be allocated in accordance with the parties' rights to share in the proceeds of such sale.

                  (f) Except as provided in Section 3.3(g) below, gain or loss on the sale of a depreciable or depletable asset shall be allocated so that, to the extent possible, the net amount reflected in the parties' Capital Accounts with respect to such property (taking into account the cost of such property, depreciation, amortization, depletion or other cost recovery deductions and gain or loss) most closely reflects the parties' interest in the Property as set forth in the Agreement (determined without regard to this Exhibit).

                  (g) Gains and losses on the sale of all or substantially all the assets of the tax partnership shall be allocated so that, to the extent possible, the parties' resulting Capital Account balances are in the same ratio as their interests in the Property as set forth in the Agreement (determined without regard to this Exhibit) at the time of such sale.

                  (h) All deductions and losses that are not otherwise allocated in this Section 3.3 shall be allocated among the parties in accordance with their respective contributions to the costs producing each such deduction or to the adjusted basis of the asset producing each such loss.

                  (i) Any recapture of exploration expenses under Section 617(b)(1 )(A) of the Code, and any disallowance of depletion under Section 617(b)(1 )(B) of the Code, shall be borne by the parties in the same manner as the related exploration expenses were allocated to, or claimed by, them.

                                    Exh. D-4

                  (j) "Nonrecourse deductions," as defined by Treasury Regulation Section 1.704-2(b)(1) shall be allocated between the parties in proportion to their interests in the Property as set forth in the Agreement (determined without regard to this Exhibit) except as otherwise required by Treasury Regulation Section 1.704-2.

                  (k) All other items of income and gain, if any, shall be allocated to the parties in accordance with their interests in the Property as set forth in the Agreement (determined without regard to this Exhibit).

                  (l) If the parties' interests in the tax partnership change during any taxable year of the tax partnership, the distributive share of items of income, gain, loss and deduction of each party shall be determined in any manner (1) permitted by Section 706 of the Code, and (2) agreed on by both parties. If the parties cannot agree on a method, the method shall be determined by the TMP in consultation with its tax advisers, with preference given to the interim closing of the books method except where application of that method would result in undue administrative expense in relationship to the amount of the items to be allocated.

         3.4 Regulatory Allocations. Notwithstanding the provisions of Section
3.3 to the contrary, the following special allocations shall be given effect for purposes of maintaining the parties' Capital Accounts.

                  (a) If either party unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704- 1 (b)(2)(ii)(d)(5) or 1.704-1 (b)(2)(ii)(d)(6),
which result in a deficit Capital Account balance, items of income and gain shall be specially allocated to each such party in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Capital Account deficit of such party as quickly as possible. For the purposes of this Section 3.4(a), each party's Capital Account balance shall be increased by the sum of (i) the amount that party is obligated to restore pursuant to any provision of the Agreement, and (ii) the amount that party is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5).

                  (b) The "minimum gain chargeback" and "partner minimum gain chargeback" provisions of Treasury Regulation Sections 1.704-2(f) and 1.704-2(i)(4), respectively, are incorporated herein by reference and shall be given effect. In accordance with Treasury Regulation Section 1.704-2(i)(1), deductions attributable to a "partner nonrecourse liability" shall be allocated to the party that bears the economic risk of loss for such liability.

                  (c) If the allocation of deductions to either party would cause such party to have a deficit Capital Account balance at the end of any taxable year of the tax partnership (after all other allocations provided for in this Article III have been made and after giving effect to the adjustments described in subparagraph (a) of Section 3.4), such deductions shall instead be allocated to the other party.

                                    Exh. D-5

         3.5 Curative Allocations. The allocations set forth in Section 3.4 (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the parties that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Section 3.5. Therefore, notwithstanding any other provisions of this Article III (other than the Regulatory Allocations), the TMP shall make such offsetting special allocations of income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each party's Capital Account balance is, to the extent possible, equal to the Capital Account balance such party would have had if the Regulatory Allocations were not part of this Agreement and all items were allocated pursuant to Section 3.3 without regard to Section 3.4.

         3.6 Tax Allocations. Except as otherwise provided in this Section 3.6, items of taxable income, credit, deduction, gain and loss shall be allocated in the same manner as the corresponding item is allocated for book purposes under Sections 3.3, 3.4 and 3.5 of the corresponding item determined for Capital Account purposes.

                  (a) Recapture of tax deductions arising out of a disposition of property shall, to the extent consistent with the allocations for tax purposes of the gain or amount realized giving rise to such recapture, be allocated to the parties in the same proportions as the recaptured deductions were originally allocated or claimed.

                  (b) To the extent required by Section 704(c) of the Code, income, gain, loss, and deduction with respect to property contributed to the tax partnership by a party shall be shared among both parties so as to take account of the variation between the basis of the property to the tax partnership and its fair market value at the time of contribution. The parties intend that Section 704(c) shall effect no allocations of tax items that are different from the allocations under Sections 3.3,3.4 and 3.5 of the corresponding items for Capital Account purposes; provided that gain or loss on the sale of property contributed to the tax partnership shall be allocated to the contributing party to the extent of built-in gain or loss, respectively, as determined under Treasury Regulation Section 1704-3(a). However, to the extent that allocations of tax items other than built-in gain and built-in loss are required pursuant to Section 704(c) of the Code to be made other than in accordance with the allocations under Sections 3.3, 3.4 and 3.5 of the corresponding items for Capital Account purposes, Section 704(c) shall be applied in accordance with the available allocation method that most closely approximates the intended allocation of tax items under this tax partnership agreement.

                  (c) The parties understand the allocations of tax items set forth in this Section 3.6, and agree to report consistently with such allocations for federal and state tax purposes.

                                   Article IV
                         Capital Accounts: Liquidation

         4.1 Capital Accounts.

                                    Exh. D-6

                  (a) A separate capital account shall be established and maintained by the TMP for each party (a "Capital Account"). Such Capital Account shall be increased by (i) the amount of money contributed by the party to the tax partnership, (ii) the fair market value of property contributed by the party to the tax partnership (net of liabilities securing such contributed property that the tax partnership is considered to assume or take subject to under Code
Section 752) and (iii) allocations to the party under Sections 3.3, 3.4 and 3.5 of expenditures of the tax partnership income and gain (or items thereof), including income and gain exempt from tax; and shall be decreased by (iv) the amount of money distributed to the party by the tax partnership, (v) the fair market value of property distributed to the party by the tax partnership (net of liabilities securing such distributed property and that the party is considered to assume or take subject to under Code Section 752), (vi) allocations to the party under Sections 3.3, 3.4 and 3.5 of expenditures of the tax partnership not deductible in computing its taxable income and not properly chargeable to a Capital Account, and (vii) allocations of tax partnership loss and deduction (or items thereof), excluding items described in (vi) above and percentage depletion to the extent it exceeds the adjusted tax basis of the depletable property to which it is attributable. The parties agree that the net fair market value of the Property contributed to the tax partnership by GAM is U.S.$3,667,000.

                  (b) In the event that the Capital Accounts of the parties are computed with reference to the book value (as reasonably determined by the TMP) of any asset which differs from the adjusted tax basis of such asset, then the Capital Accounts shall be adjusted for depreciation, depletion, amortization and gain or loss as computed for book purposes with respect to such asset in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

                  (c) In the event any interest in the tax partnership is transferred in accordance with the terms of the Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest, except as provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(1).

                  (d) In the event property, other than money, is distributed to a party, the Capital Accounts of the parties shall be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction in herein in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the parties if there was a taxable disposition of such property for the fair market value of such property (taking Section 7701 (g) of the Code into account) on the date of distribution. For this purpose the fair market value of the property shall be determined as set forth in Section 4.2(a) below.

                  (e) For purposes of maintaining the Capital Accounts, the tax partnership's deductions with respect to contributed property in each year for
(i) depletion, (ii) deferred development expenditures under Code Section 616(b) attributable to pre-contribution expenditures, (iii) amortization under Code
Section 291 (b) attributable to pre-contribution expenditures, and (iv) amortization under Code Section 59(e) attributable to pre-contribution expenditures shall be the amount of the corresponding item determined for tax purposes pursuant to Section 3.6(c) multiplied by the ratio of (A) the book value (as reasonably

                                    Exh. D-7
determined by the TMP) at which the contributed property is recorded in the Capital Accounts to (B) the adjusted tax basis of the contributed property (including basis resulting from capitalization of pre-contribution development expenditures under Code Sections 616(b),291(b),and59(e)).

                  (f) The foregoing provisions, and the other provisions of the Agreement relating to the maintenance of Capital Accounts and the allocations of income, gain, loss, deduction and credit, are intended to comply with Treasury Regulation Section 1.704-1 (b), and shall be interpreted and applied in a manner consistent with such Regulation. In the event the TMP shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulation, the TMP may make such modification, provided that it is not likely to have a material effect on the amount distributable to any party upon liquidation of the tax partnership pursuant to Section 4.2 below.

                  (g) If the parties so agree, upon the occurrence of an event described in Treasury Regulation Section 1.704-1 (b)(2)(iv)(f)(5), the Capital Accounts shall be restated in accordance with Treasury Regulation Section 1.704-1 (b)(2)(iv)(f) to reflect the manner in which unrealized income, gain, loss or deduction in herein the assets of the tax partnership (that has not been reflected in the Capital Accounts previously) would be allocated among the parties if there were a taxable disposition of such assets for their fair market values, as determined in accordance with Section 4.2(a). For purposes of Section 3.3, a party shall be treated as contributing the portion of the book value of any property that is credited to the party's Capital Account pursuant to the preceding sentence. Following a revaluation pursuant to this subparagraph (g) of
Section 4.1, the parties' shares of depreciation, depletion, amortization and gain or loss, as computed for tax purposes, with respect to property that has been revalued pursuant to this subparagraph (g) of Section 4.1 shall be determined in accordance with the principles of Code Section 704(c) as applied pursuant to the final sentence of Section 3.6(b).

         4.2 Liquidation. In the event the partnership is "liquidated" within the meaning of Treasury Regulation Section 1.704-1 (b)(2)(ii)(g) then, notwithstanding any other provision of the Agreement to the contrary, the following steps shall be taken:

                  (a) The Capital Accounts of the parties shall be adjusted to reflect any gain or loss which would be realized by the tax partnership and allocated to the parties pursuant to the provisions of Article III of this Exhibit D if the assets had been sold at their fair market value at the time of liquidation. The fair market value of the assets shall be determined by the parties; provided, however, that in the event that the parties fail to agree on the fair market value of any asset, its fair market value shall be determined by a nationally recognized independent engineering firm or other qualified independent party approved by both parties.

                  (b) After making the foregoing adjustments and/or contributions, all remaining assets shall be distributed to the parties in accordance with the balances in their Capital Accounts (after taking into account all allocations of Article III, including without limitation subparagraph (h) of Section 3.3). Unless otherwise expressly agreed by both

                                    Exh. D-8
parties, each party shall receive an undivided interest in each and every asset determined by the ratio of the amount in each party's Capital Account to the total of both of the parties' Capital Accounts. Assets distributed to the parties shall be deemed to have a fair market value equal to the value assigned to them pursuant to Section 4.2(a) above.

                  (c) All distributions to the parties in respect of their Capital Accounts shall be made in accordance with the time requirements of Treasury Regulation Sections 1.704-1(b)(2)(ii)(b)(2) and (3).

         4.3 Deemed Terminations. Notwithstanding the provisions of Section 4.2, if the "liquidation" of the tax partnership results from a deemed termination under Section 708(b)(1 )(B) of the Code, then (i) subparagraphs (a) and (b) of
Section 4.2 shall not apply, (ii) the tax partnership shall be deemed to have contributed its assets to a new tax partnership and then to have distributed interests in the new tax partnership to the parties, (iii) the parties shall be deemed to have received interests in the new tax partnership equivalent to the interests held by them in the tax partnership deemed terminated, and (iv) the new tax partnership shall continue pursuant to the terms of the Agreement and this Exhibit.

         4.4 Continuation. The parties agree that their tax partnership will survive the termination of the Agreement and continue until terminated pursuant to the provisions of Section 4.2 or 4.3, unless PDUS exercises its Acquisition Right and the parties enter into the Joint Venture Agreement, in which case the provisions of Exhibit C to the Joint Venture Agreement shall apply.

         4.5 Assignment. The provisions of this Exhibit D shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. The provisions of this Exhibit D shall be deemed to be a covenant running with the land and shall be binding upon any third party who acquires any interest in the Agreement or the Property.



                                    Exh. D-9

                                    Exhibit E

               SHORT FORM OF EXPLORATION AND DEVELOPMENT AGREEMENT

         THIS SHORT FORM OF EXPLORATION AND DEVELOPMENT AGREEMENT (the "Short Form") is made and entered into effective as of October 21, 2004 by and between GREAT AMERICAN MINERALS, INC., a Nevada corporation, whose address is 9051 South 1075 West, Suite B-301, West Jordan, Utah 84088 ("GAM"), and Placer Dome U.S. Inc., a California corporation, whose address for purposes hereof is 112517th Street, Suite 2310, Denver, Colorado U.S.A. 80202 ("PDUS").

                                    RECITALS

         A. GAM is the owner of certain unpatented mining claims in Eureka County, Nevada, as more particularly described in Part 1 of Exhibit A attached hereto and incorporated by reference (the "Claims"). GAM's interest in the Claims, together with all water and water rights, easements and rights-of-way, and other appurtenances attached thereto or associated therewith, are collectively referred to hereinafter as the "Property."

         B. GAM and PDUS entered into a letter agreement dated effective October 21, 2004 (the "Agreement"), wherein GAM granted to PDUS the right to explore and develop the Property and, if PDUS so desires, the right for PDUS to earn a 60% interest in the Property and to enter into a joint venture agreement covering the Property.

         C. GAM and PDUS desire to enter into this Short Form of Agreement for purposes of placing of record a notice of the Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Grant of Exploration. Development and Related Rights. GAM has granted and hereby grants to PDUS, for the term of the Agreement, the exclusive right to enter upon and use all or any part of the Property during the Earn-In Period (as defined in the Agreement) for the purposes of determining ore reserves and mineralization, and for purposes of development of valuable minerals from the Property, including the right to enter upon the Property for purposes of surveying, exploring, testing, sampling, trenching, bulk sampling, prospecting and drilling for valuable minerals, and to use and construct buildings, roads, power and communication lines, and to use so much of the surface of the Property in such manner as is necessary to the enjoyment of any of the rights or privileges of PDUS hereunder or otherwise reasonably necessary to effect the purposes of the Agreement.

                                    Exh. E-1

         2. Grant of Right to Acquire an Interest in the Property. GAM has granted and hereby grants to PDUS, during the Earn-In Period, the exclusive right to acquire an undivided 60% interest in the Property upon the completion of certain obligations set forth in the Agreement.

         3. Grant of Right to Enter into Joint Venture Agreement. In addition to the rights granted in the Agreement as described in paragraph 2 above, GAM and PDUS have agreed and do hereby agree that, subject to the terms and conditions set forth in the Agreement, upon PDUS's acquisition of an undivided 60% interest in the Property they will enter into a Joint Venture Agreement (as described in the Agreement) governing operations at the Property.

         4. Term. Unless sooner terminated as provided in the Agreement, the term of the Agreement (the "Earn-In Period") shall run until such time as PDUS timely incurs required minimum amounts of Work Expenditures (as defined in the Agreement) and the parties execute the Joint Venture Agreement, or until sooner terminated as set forth in the Agreement, but in any event not later than October 21, 2014.

         5. Title to After-Acquired and Additional Interests. The Agreement applies and extends to any further or additional right, title, interest or estate heretofore or hereafter acquired by GAM or PDUS during the Earn-In Period in or to (i) the Property or any part thereof, or (ii) any lands or mineral interests (other than royalty interests) wholly or partially within an Area of Interest described in the Agreement.

         6. Right of First Refusal. Pursuant to the Agreement, GAM has granted and hereby grants to PDUS a right of first refusal during the Earn-In Period to acquire an undivided interest in GAM's GQ Property (as described in Part 2 of Exhibit A) and its Monte Cristo Property (as described in Part 3 of Exhibit A).

         7. Successors and Assigns. Subject to the provisions of paragraph 8 below, all of the terms, provisions and conditions of the Agreement and this Short Form are, and shall be, binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. Assignability. None of the parties shall have the right to assign its interest in the Agreement, other than (i) to an affiliate or a subsidiary,
(ii) in connection with a pledge of assets for financing purposes, or (iii) in connection with a corporate merger or reorganization or a sale of all or substantially all of either party's assets, without the prior written consent of the non-assigning parties, which consent shall not be unreasonably withheld. Any third party to whom any interest in the Agreement or the Property is assigned or conveyed shall agree in writing to be bound by all of the terms and conditions contained in the Agreement, including without limitation the tax partnership applicable thereto.

         9. Additional Terms. The Agreement contains additional clauses and various other provisions, and reference is made to the Agreement for such other terms and conditions as govern the Agreement, which terms and conditions are by reference made a part hereof. Nothing in this Short Form shall limit or affect the rights and duties of the

                                    Exh. E-2
parties under the Agreement. Requests for information regarding the Agreement should be made to the parties at the addresses set forth above.

         10. Counterparts. This Short Form may be extended in multiple counterparts, and all such counterparts taken together shall be deemed to constitute a single document.

         IN WITNESS WHEREOF, the parties have executed this Short Form of Agreement effective as of October 21, 2004.

                                                  GREAT AMERICAN MINERALS, INC.,
                                                  a Nevada corporation


                                                  By:___________________________
                                                  Name:_________________________
                                                  Its:__________________________



                                                  PLACER DOME U.S. INC.,
                                                  a California corporation


                                                  By:___________________________
                                                  Name:_________________________
                                                  Its:__________________________


                                    Exh. E-3

STATE OF______________________        )
                                      )ss.
COUNTY OF_____________________        )


         The foregoing instrument was acknowledged before me this_______________ day of October, 2004, by_____________________________________,
as_________________________________of Great American Minerals, Inc., a Nevada
corporation.

         Witness my hand and official seal.

         My commission expires:_____________     _______________________________
                                                 Notary Public



STATE OF______________________        )
                                      )ss.
COUNTY OF_____________________        )


         The foregoing instrument was acknowledged before me this ______________ day of October, 2004, by_______________________________________,
as___________________________________of Placer Dome U.S. Inc., a California
corporation.

         Witness my hand and official seal.

         My commission expires:_____________     _______________________________
                                                 Notary Public



                                    Exh. E-4

                                    Exhibit A

Part 1.                             The Claims


         The following unpatented mining claims located in Sections 2, 3, 4, 11, 15, 16, 21 and 5,8,9,10, 22, Township 23 North, Range 48 East, and Sections 3 and 28, Township 24 North, Range 48 East, 10,15,27 Eureka County, Nevada:

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-1                      NMC 861835                  373              116                184742
    UNR-2                      NMC 861836                  373              117                184743
    UNR-3                      NMC 861837                  373              118                184744
    UNR-4                      NMC 861838                  373              119                184745
    UNR-5                      NMC 861839                  373              120                184746
    UNR-6                      NMC 861840                  373              121                184747
    UNR-7                      NMC 861841                  373              122                184748
    UNR-8                      NMC 861842                  373              123                184749
    UNR-9                      NMC 858729                  373              124                184750
    UNR-10                     NMC 858730                  373              125                184751
    UNR-11                     NMC 858731                  373              126                184752
    UNR-12                     NMC 858732                  373              127                184753
    UNR-13                     NMC 858733                  373              128                184754
    UNR-14                     NMC 858734                  373              129                184755
    UNR-15                     NMC 858735                  373              130                184756
    UNR-16                     NMC 858736                  373              131                184757
    UNR-17                     NMC 858737                  373              132                184758
    UNR-18                     NMC 858738                  373              133                184759
    UNR-19                     NMC 858739                  373              134                184760
    UNR-20                     NMC 858740                  373              135                184761
    UNR-21                     NMC 858741                  373              136                184762
    UNR-22                     NMC 858742                  373              137                184763
    UNR-23                     NMC 861843                  373              138                184764
    UNR-24                     NMC 861844                  373              139                184765
    UNR-25                     NMC 861845                  373              140                184766
    UNR-26                     NMC 861846                  373              141                184767
    UNR-27                     NMC 861847                  373              142                184768
    UNR-28                     NMC 861848                  373              143                184769
    UNR-29                     NMC 861849                  373              144                184770
    UNR-30                     NMC 861850                  373              145                184771

                                    Exh. A-1

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-31                     NMC 861851                  373              146                184772
    UNR-32                     NMC 861852                  373              147                184773
    UNR-33                     NMC 861853                  373              148                184774
    UNR-34                     NMC 861854                  373              149                184775
    UNR-35                     NMC 861855                  373              150                184776
    UNR-36                     NMC 861856                  373              151                184777
    UNR-37                     NMC 861857                  373              152                184778
    UNR-38                     NMC 861858                  373              153                184779
    UNR-39                     NMC 861859                  373              154                184780
    UNR-40                     NMC 861860                  373              155                184781
    UNR-41                     NMC 861861                  373              156                184782
    UNR-42                     NMC 861862                  373              157                184783
    UNR-43                     NMC 861863                  373              158                184784
    UNR-44                     NMC 861864                  373              159                184785
    UNR-45                     NMC 861865                  373              160                184786
    UNR-46                     NMC 861866                  373              161                184787
    UNR-47                     NMC 861867                  373              162                184788
    UNR-48                     NMC 861868                  373              163                184789

    UNR-19                     NMC 875010                  384              078                188421
    UNR-20                     NMC 875011                  384              079                188422
    UNR-21                     NMC 875012                  384              080                188423
    UNR-22                     NMC 875013                  384              081                188424
    UNR-73                     NMC 875014                  384              082                188425
    UNR-74                     NMC 875015                  384              083                188426
    UNR-75                     NMC 875016                  384              084                188427
    UNR-76                     NMC 875017                  384              085                188428
    UNR-77                     NMC 875018                  384              086                188429
    UNR-78                     NMC 875019                  384              087                188430
    UNR-79                     NMC 875020                  384              088                188431
    UNR-80                     NMC 875021                  384              089                188432
    UNR-81                     NMC 875022                  384              090                188433
    UNR-82                     NMC 875023                  384              091                188434
    UNR-83                     NMC 875024                  384              092                188435
    UNR-84                     NMC 875025                  384              093                188436
    UNR-85                     NMC 875026                  384              094                188437
    UNR-86                     NMC 875027                  384              095                188438
    UNR-87                     NMC 875028                  384              096                188439
    UNR-88                     NMC 875029                  384              097                188440
    UNR-89                     NMC 875030                  384              098                188441
    UNR-90                     NMC 875031                  384              099                188442
    UNR-91                     NMC 875032                  384              100                188443
    UNR-92                     NMC 875033                  384              101                188444
    UNR-93                     NMC 875034                  384              102                188445
    UNR-94                     NMC 875035                  384              103                188446
    UNR-95                     NMC 875036                  384              104                188447

                                    Exh. A-2

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
     UNR-96                    NMC 875037                  384              105                188448
     UNR-97                    NMC 875038                  384              106                188449
     UNR-98                    NMC 875039                  384              107                188450
     UNR-99                    NMC 875040                  384              108                188451
    UNR-100                    NMC 875041                  384              109                188452
    UNR-101                    NMC 875042                  384              110                188453
    UNR-102                    NMC 875043                  384              111                188454
    UNR-103                    NMC 875044                  384              112                188455
    UNR-104                    NMC 875045                  384              113                188456
    UNR-105                    NMC 875046                  384              114                188457
    UNR-106                    NMC 875047                  384              115                188458
    UNR-107                    NMC 875048                  384              116                188459
    UNR-108                    NMC 875049                  384              117                188460
    UNR-109                    NMC 875050                  384              118                188461
    UNR-110                    NMC 875051                  384              119                188462
    UNR-111                    NMC 875052                  384              120                188463
    UNR-112                    NMC 875053                  384              121                188464
    UNR-113                    NMC 875054                  384              122                188465
    UNR-114                    NMC 875055                  384              123                188466
    UNR-115                    NMC 875056                  384              124                188467
    UNR-116                    NMC 875057                  384              125                188468
    UNR-117                    NMC 875058                  384              126                188469
    UNR-118                    NMC 875059                  384              127                188470
    UNR-119                    NMC 875060                  384              128                188471
    UNR-120                    NMC 875061                  384              129                188472
    UNR-121                    NMC 875062                  384              130                188473
    UNR-122                    NMC 875063                  384              131                188474
    UNR-123                    NMC 875064                  384              132                188475
    UNR-124                    NMC 875065                  384              133                188476
    UNR-125                    NMC 875066                  384              134                188477
    UNR-126                    NMC 875067                  384              135                188478
    UNR-127                    NMC 875068                  384              136                188479
    UNR-128                    NMC 875069                  384              137                188480
    UNR-129                    NMC 875070                  384              138                188481
    UNR-130                    NMC 875071                  384              139                188482
    UNR-131                    NMC 875072                  384              140                188483
    UNR-132                    NMC 875073                  384              141                188484
    UNR-133                    NMC 875074                  384              142                188485
    UNR-134                    NMC 875075                  384              143                188486
    UNR-135                    NMC 875076                  384              144                188487
    UNR-136                    NMC 875077                  384              145                188488
    UNR-137                    NMC 875078                  384              146                188489
    UNR-138                    NMC 875079                  384              147                188490
    UNR-139                    NMC 875080                  384              148                188491
    UNR-140                    NMC 875081                  384              149                188492
    UNR-141                    NMC 875082                  384              150                188493
    UNR-142                    NMC 875083                  384              151                188494

                                             Exh. A-3

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-143                    NMC 875084                  384              152                188495
    UNR-144                    NMC 875085                  384              153                188496
    UNR-145                    NMC 875086                  384              154                188497
    UNR-146                    NMC 875087                  384              155                188498
    UNR-147                    NMC 875088                  384              156                188499
    UNR-148                    NMC 875089                  384              157                188500
    UNR-149                    NMC 875090                  384              158                188501
    UNR-150                    NMC 875091                  384              159                188502
    UNR-151                    NMC 875092                  384              160                188503
    UNR-152                    NMC 875093                  384              161                188504
    UNR-153                    NMC 875094                  384              162                188505
    UNR-154                    NMC 875095                  384              163                188506
    UNR-155                    NMC 875096                  384              164                188507
    UNR-156                    NMC 875097                  384              165                188508
    UNR-157                    NMC 875098                  384              166                188509
    UNR-158                    NMC 875099                  384              167                188510
    UNR-159                    NMC 875100                  384              168                188511
    UNR-160                    NMC 875101                  384              169                188512
    UNR-161                    NMC 875102                  384              170                188513
    UNR-172                    NMC 875103                  384              171                188514
    UNR-173                    NMC 875104                  384              172                188515
    UNR-174                    NMC 875105                  384              173                188516
    UNR-175                    NMC 875106                  384              174                188517
    UNR-176                    NMC 875107                  384              175                188518
    UNR-177                    NMC 875108                  384              176                188519
    UNR-178                    NMC 875109                  384              177                188520
    UNR-179                    NMC 875110                  384              178                188521
    UNR-180                    NMC 875111                  384              179                188522
    UNR-181                    NMC 875112                  384              180                188523
    UNR-196                    NMC 875539                  391              227                191381
    UNR-197                    NMC 875540                  391              228                191382
    UNR-198                    NMC 875541                  391              229                191383
    UNR-199                    NMC 875542                  391              230                191384
    UNR-200                    NMC 875543                  391              231                191385
    UNR-201                    NMC 875544                  391              232                191386
    UNR-202                    NMC 875545                  391              233                191387
    UNR-203                    NMC 875546                  391              234                191388
    UNR-216                    NMC 875547                  391              235                191389
    UNR-217                    NMC 875548                  391              236                191390
    UNR-218                    NMC 875549                  391              237                191391
    UNR-219                    NMC 875550                  391              238                191392
    UNR-220                    NMC 875551                  391              239                191393
    UNR-221                    NMC 875552                  391              240                191394
    UNR-222                    NMC 875553                  391              241                191395
    UNR-223                    NMC 875554                  391              242                191396
    UNR-236                    NMC 875555                  391              243                191397

                                    Exh. A-4

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
      UNR-237                  NMC 875556                  391              244                191398
      UNR-238                  NMC 875557                  391              245                191399
      UNR-239                  NMC 875558                  391              246                191400
      UNR-240                  NMC 875559                  391              247                191401
      UNR-241                  NMC 875560                  391              248                191402
      UNR-242                  NMC 875561                  391              249                191403
      UNR-243                  NMC 875562                  391              250                191404
      UNR-245                  NMC 875563                  391              251                191405
      UNR-247                  NMC 875564                  391              252                191406
      UNR-249                  NMC 875565                  391              253                191407
      UNR-256                  NMC 875566                  391              254                191408
      UNR-257                  NMC 875567                  391              255                191409
      UNR-258                  NMC 875568                  391              256                191410
      UNR-259                  NMC 875569                  391              257                191411
      UNR-260                  NMC 875570                  391              258                191412
      UNR-261                  NMC 875571                  391              259                191413
      UNR-262                  NMC 875572                  391              260                191414
      UNR-263                  NMC 875573                  391              261                191415
      UNR-264                  NMC 875574                  391              262                191416
     UNR/GAP-1                 NMC 872221                  383              327                188221
     UNR/GAP-2                 NMC 872222                  383              328                188222
     UNR/GAP-3                 NMC 872223                  383              329                188223
     UNR/GAP-4                 NMC 872224                  383              330                188224
     UNR/GAP-5                 NMC 872225                  383              331                188225
     UNR/GAP-6                 NMC 872226                  383              332                188226
     UNR/GAP-7                 NMC 872227                  383              333                188227
     UNR/GAP-8                 NMC 872228                  383              334                188228
     UNR/GAP-9                 NMC 872229                  383              335                188229
    UNR/GAP-10                 NMC 872230                  383              336                188230
    UNR/GAP-11                 NMC 872231                  383              337                188231
    UNR/GAP-12                 NMC 872232                  383              338                188232
    UNR/GAP-13                 NMC 872233                  383              339                188233
    UNR/GAP-14                 NMC 872234                  383              340                188234
    UNR/GAP-15                 NMC 872235                  383              341                188235
    UNR/GAP-16                 NMC 872236                  383              342                188236
    UNR/GAP-17                 NMC 872237                  383              343                188237
    UNR/GAP-18                 NMC 872238                  383              344                188238
    UNR/GAP-19                 NMC 872239                  383              345                188239
    UNR/GAP-20                 NMC 872240                  383              346                188240
    UNR/GAP-21                 NMC 872241                  383              347                188241
    UNR/GAP-22                 NMC 872242                  383              348                188242
    UNR/GAP-23                 NMC 872243                  383              349                188243
    UNR/GAP-24                 NMC 872244                  383              350                188244
    UNR/GAP-25                 NMC 872245                  383              351                188245
    UNR/GAP-26                 NMC 872246                  383              352                188246
    UNR/GAP-27                 NMC 872247                  383              353                188247

                                             Exh. A-5

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------

    UNR/GAP-28                 NMC 872248                  383              354                188248
    UNR/GAP-29                 NMC 872249                  383              355                188249
    UNR/GAP-30                 NMC 872250                  383              356                188250

    UNR/GAP-31                 NMC 875113                  384              064                188406
    UNR/GAP-32                 NMC 875114                  384              065                188407
    UNR/GAP-33                 NMC 875115                  384              066                188408
    UNR/GAP-34                 NMC 875116                  384              067                188409
    UNR/GAP-35                 NMC 875117                  384              068                188410
    UNR/GAP-36                 NMC 875118                  384              069                188411
    UNR/GAP-37                 NMC 875119                  384              070                188412
    UNR/GAP-38                 NMC 875120                  384              071                188413
    UNR/GAP-39                 NMC 875121                  384              072                188414
    UNR/GAP-40                 NMC 875122                  384              073                188415
    UNR/GAP-41                 NMC 875123                  384              074                188416
    UNR/GAP-42                 NMC 875124                  384              075                188417
    UNR/GAP-43                 NMC 875125                  384              076                188418
    UNR/GAP-44                 NMC 875126                  384              077                188419

                                    Exh. A-6

Part 2.                         The GQ Property


         The following unpatented mining claims located in Sections 26 and 36, Township 33 North, Range 50 East, Eureka County, Nevada:

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
     EP1                       NMC 871262                  383              148                188135
     EP2                       NMC 871263                  383              149                188136
     EP3                       NMC 871264                  383              150                188137
     EP4                       NMC 871265                  383              151                188138
     EPS                       NMC 871266                  383              152                188139
     EP6                       NMC 871267                  383              153                188140
     EP7                       NMC 871268                  383              154                188141
     EP8                       NMC 871269                  383              155                188142
     EP9                       NMC 871270                  383              156                188143
    EP10                       NMC 871271                  383              157                188144
    EP25                       NMC 871272                  383              158                188145
    EP26                       NMC 871273                  383              159                188146
    EP27                       NMC 871274                  383              160                188147
    EP28                       NMC 871275                  383              161                188148
    EP29                       NMC 871276                  383              162                188149
    EP30                       NMC 871277                  383              163                188150
    EP31                       NMC 871278                  383              164                188151
    EP32                       NMC 871279                  383              165                188152
    EP41                       NMC 871280                  383              166                188153
    EP42                       NMC 871281                  383              167                188154
    EP43                       NMC 871282                  383              168                188155
    EP44                       NMC 871283                  383              169                188156
    EP45                       NMC 871284                  383              170                188157
    EP46                       NMC 871285                  383              171                188158

                                    Exh. A-7

Part 3.                    The Monte Cristo Property


         The following unpatented mining claims located in Sections 16, 20, 21, 28 and 29, Township 16 North, Range 57 East, White Pine County, Nevada:

                                                                     White Pine County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    Monte #1                   NMC 875127                  390              464                321744
    Monte #2                   NMC 875128                  390              465                321745
    Monte #3                   NMC 875129                  390              466                321746
    Monte #4                   NMC 875130                  390              467                321747
    Monte #5                   NMC 875131                  390              468                321748
    Monte #6                   NMC 875132                  390              469                321749
    Monte #11                  NMC 875133                  390              470                321750
    Monte #12                  NMC 875134                  390              471                321751
    Monte #13                  NMC 875135                  390              472                321752
    Monte #14                  NMC 875136                  390              473                321753
    Monte #15                  NMC 875137                  390              474                321754
    Monte #16                  NMC 875138                  390              475                321755
    Monte #17                  NMC 875139                  390              476                321756
    Monte #36                  NMC 875140                  390              477                321757
    Monte #37                  NMC 875141                  390              478                321758
    Monte #38                  NMC 875142                  390              479                321759
    Monte #39                  NMC 875143                  390              480                321760
    Monte #40                  NMC 875144                  390              481                321761
    Monte #41                  NMC 875145                  390              482                321762
    Monte #42                  NMC 875146                  390              483                321763
    Monte #43                  NMC 875147                  390              484                321764
    Monte #44                  NMC 875148                  390              485                321765
    Monte #45                  NMC 875149                  390              486                321766
    Monte #46                  NMC 875150                  390              487                321767
    Monte #47                  NMC 875151                  390              488                321768
    Monte #48                  NMC 875152                  390              489                321769
    Monte #49                  NMC 875153                  390              490                321770
    Monte #50                  NMC 875154                  390              491                321771
    Monte #51                  NMC 875155                  390              492                321772

                                    Exh. A-8

                                    Exhibit F

         "Feasibility Study" shall mean a report, prepared either internally by PDUS or by an independent third party, to ascertain whether valuable minerals from the Property can profitably be extracted, treated and sold in circumstances that would provide reasonable long term returns, and shall include, without limiting the generality of the foregoing, (a) reasonable assessments of the size and quality of the minable reserves of minerals; (b) reasonable assessments of the amenability of the minerals to metallurgical treatment; (c) a mine plan and reasonable descriptions of the work, equipment and supplies required to bring the prospective ore body or deposit of minerals into production, including beneficiation, environmental baseline, health and permitting requirements, and the estimated costs thereof; (d) a marketing plan for marketing products, and the assumed terms of sale and prices to be received; (e) conclusions and recommendations regarding the economic feasibility and timing for bringing the prospective ore body or deposit of minerals into commercial production, taking into account items (a) through (d) above; and (f) such other information in such form and level of detail as may be appropriate and necessary to allow a bank or other lending institution familiar with the mining industry to make a decision as to whether to loan funds for such operations

                                    Exh. F-1

                                    Exhibit G

         If either Party's interest in the Property is converted to an interest in Net Returns, it will be entitled to receive as a nonparticipating, non-executive production royalty (the "Production Royalty"), the applicable percentage of Net Returns from the sale of any valuable minerals extracted, produced and sold from the Claims.

          1.       The Production Royalty.

                  (a) As used herein, "Payor" means the Party obligated to pay the Production Royalty (and its successors and assigns), and "Payee" means the Party entitled to receive the Production Royalty (and its successors and assigns).

                  (b) As used herein, "Net Returns" means the Gross Returns from any and all ores, metals, minerals and materials of every kind and character found in, on or under the Claims ("Valuable Minerals"), extracted, produced and sold or deemed to have been sold from the Claims, less all Allowable Deductions.

                  (c) As used herein, "Gross Returns" has the following meanings for the following categories of Valuable Minerals:

                  (i) If Payor causes refined gold that meets or exceeds the generally accepted commercial standards for refined gold to be produced by an independent third-party refinery from ores mined from the Claims, for purposes of determining the Production Royalty, the refined gold shall be deemed to have been sold in the calendar month in which it was produced at the Monthly Average Gold Price for that month. The Gross Returns from such deemed sales shall be determined by multiplying Gold Production during the month by the Monthly Average Gold Price. As used herein, "Gold Production" means the quantity of refined gold that is outturned to Payer's account by the refinery during the calendar month on either a provisional or final settlement basis. If outturn of refined gold is made by the refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by the refinery. As used herein, "Monthly Average Gold Price" means the average London Bullion Market Association P.M. Gold Fix, calculated by dividing the sum of all such prices reported for the month by the number of days for which such prices were reported. If the London Bullion Market Association P.M. Gold Fix ceases to be published, the Monthly Average Gold Price shall be determined by reference to prices for refined gold for immediate delivery in the most nearly comparable established market selected by Payor as such prices are published in "Metals Week" or a similar publication.

                  (ii) If Payor causes refined silver that meets or exceeds the generally accepted commercial standards for refined silver to be produced by an independent third-party refinery from ore mined from the Claims, for purposes of

                                    Exh. G-1
         determining the Production Royalty, the refined silver shall be deemed to have been sold in the calendar month in which it was produced at the Monthly Average Silver Price for that month. The Gross Returns from such deemed sales shall be determined by multiplying Silver Production during the calendar month by the Monthly Average Silver Price. As used herein, "Silver Production" shall mean the quantity of refined silver that is outturned to Payor's account by the refinery during the calendar month on either a provisional or final settlement basis. If outturn of refined silver is made by the refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by the refinery. As used herein, "Monthly Average Silver Price" shall mean the average New York Silver Price as published daily by Handy & Harman, calculated by dividing the sum of all such prices reported for the calendar month by the number of days for which such prices were reported. If the Handy & Harman quotation ceases to be published, the Monthly Average Silver Price shall be determined by reference to prices for refined silver for immediate delivery in the most nearly comparable established market selected by Payor as published in "Metals Week" or a similar publication.

                  (iii) If Payor sells refined metals (other than refined gold and refined silver), dore or concentrates produced from Valuable Minerals from the Claims, the Gross Returns for such refined metals shall be the proceeds actually received by Payor from their sale. If such sales are to an affiliated party, the refined metals, dore, or concentrates shall be deemed, solely for the purpose of computing Gross Returns, to have been sold at prices and on terms no less favorable to Payor than those which would have been received under similar circumstances from an unaffiliated third party.

                  (d) As used herein, "Allowable Deductions" means the following costs, charges, and expenses incurred or accrued by Payor:

                  (i) If Payor sells or is deemed to have sold refined gold or refined silver:

                           (A) all costs, charges and expenses for smelting and
                  refining dore or concentrates to produce the refined gold or refined silver (including handling, processing, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions);

                           (B) all costs, charges, and expenses for weighing,
                  sampling, determining moisture content and packaging Valuable Minerals and for loading and transportation of the dore or concentrates from the Claims to the refinery or smelter and then to the place of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation); and

                           (C) an allowance for reasonable sales and brokerage
                  costs.

                                    Exh. G-2

                           (ii) If Payor sells refined metals (other than refined gold or refined silver), dore, concentrate or ores:

                           (A) all costs, charges, and expenses for (I)
                  beneficiation, processing or treatment of such materials at any plant or facility and (II) smelting or refining to produce a refined metal (including handling, processing, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions);

                           (B) all costs, charges, and expenses for weighing,
                  sampling, determining moisture content and packaging Valuable Minerals and for loading and transportation of ores, minerals, dore, concentrates or other products from the Claims (I) to the place of sale, or (II) if such ores or other materials are beneficiated, processed, treated, smelted or refined at any plant or facility more than five (5) miles from the exterior boundary of the Claims, to such plant of facility and then to the place of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation); and

                           (C) actual sales and brokerage costs.

                  (iii) All royalties payable to any governmental agency and all sales, use, severance, Nevada net proceeds of mines and ad valorem taxes and any other tax or governmental levy or fee on or measured by mineral production from the Claims (other than taxes based on income).

                  (e) Payor shall have the right to market and sell or refrain from selling refined gold, refined silver and other mineral products from the Claims in any manner it may elect, including the right to engage in forward sales, future trading or commodity options trading, and other price hedging, price protection, and speculative arrangements ("Trading Activities") which may involve the possible delivery of gold, silver or other mineral products from the Claims. With respect to Production Royalty payable on refined gold and refined silver and any other Valuable Minerals, Payee shall not be entitled to participate in the proceeds or be obligated to share in any losses generated by Payor's actual marketing or sales practices or by its Trading Activities and no such profits or losses shall be included in Gross Returns.

         2. Manner of Payment. Production Royalty payments shall be paid by Payor to Payee (or notice of a credit against Production Royalties as provided above shall be given to Payee) on or before thirty (30) days following the calendar quarter during which Payor shall have received payment for Valuable Minerals sold by Payor. Production Royalties shall accrue to Payee's account upon final payment or upon being credited to the account of Payor by the smelter, refinery or other ore buyer to Payor for the Valuable Minerals sold and for which the Production Royalty is payable. All Production Royalty payments shall be made at Payor's election by Payor's check or by wire transfer. All Production Royalty payments shall be accompanied by a statement and settlement sheet showing the quantities and grades of Valuable Minerals mined and sold from the Claims, the proceeds

                                    Exh. G-3
of sales, cost, assays and analyses, and other pertinent information in reasonably sufficient detail to explain the calculation of the Production Royalty payment.

         3. Payments: Where Made. All payments hereunder shall be sent by certified U.S. mail to Payee at its address as set forth above, or by wire transfer to an account designated by and in accordance with written instructions from Payee. The date of placing such payment in the United States mail by Payor, or the date the wire transfer process is initiated, shall be the date of such payment. Payments by Payor in accordance herewith shall fully discharge Payor's obligation with respect to such payment, and Payor shall have no duty to otherwise apportion or allocate any payment due to Payee or its successors or assigns.

         4. Audits: Objections to Payments. Payee, at its sole election and expense, shall have the right to perform, not more frequently than once annually following the close of each calendar year, an audit of Payor's accounts relating to payment of the Production Royalty hereunder by any authorized representative of Payee. Any such inspection shall be for a reasonable length of time during regular business hours, at a mutually convenient time, upon at least five (5) business days prior written notice by Payee. All royalty payments made in any calendar year shall be considered final and in full accord and satisfaction of all obligations of Payor with respect thereto, unless Payee gives written notice describing and setting forth a specific objection to the calculation thereof within six (6) months following the close of the annual audit for that calendar year. Payor shall account for any agreed upon deficit or excess in Production Royalty payments made to Payee by adjusting the next quarterly statement and payment following completion of such audit to account for such excess.

         5. Conduct of Operations. Payor shall have the sole and exclusive control of all operations on or for the benefit of the Claims, and of any and all equipment, supplies, machinery, and other assets purchased or otherwise acquired or under its control in connection with such operations. Payor may carry out such operations on the Claims as it may, in its sole discretion, determine to be warranted, so long as such operations are conducted in accordance with procedures acceptable in the mining and metallurgical industry. The timing, nature, manner and extent of any exploration, development, mining or processing operations carried out or in connection with the Claims shall be within the sole discretion of Payor, and there shall be no implied covenant whatsoever to begin or continue any such operations. If Payor at any time, and from time to time after commencing operations, desires to shut down, suspend or cease operations for any reason, it shall have the right to do so. Payor may use and employ such methods of mining as it may desire or find most profitable. Payor shall not be required to mine, preserve, or protect in its mining operations any ores, leachates, precipitates, concentrates or other products containing Valuable Minerals which cannot be mined or shipped at a reasonable profit to Payor. Any decision as to the time, manner and form, if any, in which ores or other products containing Valuable Minerals are to be sold shall be made by Payor in its sole discretion.

         6. Ore Processing. All determinations with respect to: (a) whether ore from the Claims will be beneficiated, processed or milled by Payor or sold in a raw state; (b) the

                                    Exh. G-4
methods of beneficiating, processing or milling any such ore; (c) the constituents to be recovered therefrom, and (d) the purchasers to whom any ore, minerals or mineral substances derived from the Claims may be sold, shall be made by Payor in its sole and absolute discretion.

         7. Ore Samples. The mineral content of all ore mined and removed from the Claims (but excluding ore leached in place) and the quantities of constituents recovered by Payor shall be determined by Payor, or with respect to such ore which is sold, by the mill or smelter to which the ore is sold, in accordance with standard sampling and analysis procedures, and shall be weighted average based on the total amount of ore from the Claims crushed and sampled, or the constituents recovered, during an entire calendar quarter. Upon reasonable advance written notice to Payor, Payee shall have the right to have representatives present at the time samples are taken for the purpose of confirming that the sampling and analysis procedure is standard and acceptable according to accepted industry practices.

         8. Commingling of Ores. Payor shall have the right to mix or commingle, either underground, at the surface, or at processing plants or other treatment facilities, any material containing Valuable Minerals mined or extracted from the Claims with ores or material derived from other lands or properties owned, leased or controlled by Payor; provided, however, that before commingling, Payor shall calculate from representative samples the average grade of the ore from the Claims and shall either weigh or volumetrically calculate the number of tons of ore from the Claims to be commingled. As products are produced from the commingled ores, Payor shall calculate from representative samples the average percentage recovery of products produced from the commingled ores during each month. In obtaining representative samples, calculating the average grade of commingled ores and average percentage of recovery, Payor may use any procedures acceptable in the mining and metallurgical industry which Payor believes to be accurate and cost-effective for the type of mining and processing activity being conducted, and Payor's choice of such procedures shall be final and binding upon Payee. In addition, comparable procedures may be used by Payor to apportion among the commingled ores any penalty charges imposed by the smelter or refiner on commingled ores or concentrates. The records relating to commingled ores shall be available for inspection by Payee, at Payee's sole expense, at all reasonable times, and shall be retained by Payor for a period of two (2) years.

         9. Waste Rock. Spoil and Tailings. Any ore, mine waters, leachates, pregnant liquors, pregnant slurries, and other products or compounds or metals or minerals mined from the Claims shall be the Claims of Payor, subject to the Production Royalty as provided for in Section 1. The Production Royalty shall be payable only on metals, ores, or minerals recovered prior to the time waste rock, spoil, tailings, or other mine waste and residue are first disposed of as such, and Payor shall be free to use or dispose of such waste and residue in whatever manner it sees fit in its sole discretion. Payor shall have the sole right to dump, deposit, sell, dispose of, or reprocess such waste rock, spoil, tailings, or other mine wastes and residues, and Payee shall have no claim or interest therein other than for

                                    Exh. G-5
the payment of the Production Royalty to the extent any Valuable Minerals are produced and sold therefrom.

         10. No Covenants. The parties agree that in no event shall Payor have any duty or obligation, express or implied, to explore for, develop, mine or produce ores, minerals or mineral substances from the Claims, and the timing, manner, method and amounts of such exploration, development, mining or production, if any, shall be in the sole discretion of Payor. Payee acknowledges that the expenditures made by Payor to advance activities on the Claims and the right to the Production Royalty are sufficient consideration for the conversion of its Participating Interest. None of the provisions of this Section 10 or any other provision of this Exhibit G shall be deemed to limit or restrict Payor's ability to sell or otherwise convey or transfer to any third party all or any portion of Payor's interest in the Claims.

         11. Nature of Payee's Interest. Payee shall have only a royalty interest in the Claims (but no other properties adjacent to or in the vicinity of the Claims) and rights and incidents of ownership of a non-executive royalty owner. Payee shall not have any possessory or working interest in the Claims nor any of the incidents of such interest. By way of example but not by way of limitation, Payee shall not have (a) the right to participate in the execution of applications for authorities, permits or licenses, mining leases, option, farm-outs or other conveyances, (b) the right to share in bonus payments or rental payments received as the consideration for the execution of such leases, options, farm- outs, or other conveyances, or (c) the right to enter upon the Claims and prospect for, mine, drill for, or remove ores, minerals or mineral products therefrom.


                                    Exh. G-6

               SHORT FORM OF EXPLORATION AND DEVELOPMENT AGREEMENT

         THIS SHORT FORM OF EXPLORATION AND DEVELOPMENT AGREEMENT (the "Short Form") is made and entered into effective as of October 21, 2004 by and between GREAT AMERICAN MINERALS, INC., a Nevada corporation, whose address is 9051 South 1075 West, Suite B-301, West Jordan, Utah 84088 ("GAM"), and Placer Dome U.S. Inc., a California corporation, whose address for purposes hereof is 112517th Street, Suite 2310, Denver, Colorado U.S.A. 80202 ("PDUS").

                                    RECITALS

         A. GAM is the owner of certain unpatented mining claims in Eureka County, Nevada, as more particularly described in Part 1 of Exhibit A attached hereto and incorporated by reference (the "Claims"). GAM's interest in the Claims, together with all water and water rights, easements and rights-of-way, and other appurtenances attached thereto or associated therewith, are collectively referred to hereinafter as the "Property."

         B. GAM and PDUS entered into a letter agreement dated effective October 21, 2004 (the "Agreement"), wherein GAM granted to PDUS the right to explore and develop the Property and, if PDUS so desires, the right for PDUS to earn a 60% interest in the Property and to enter into a joint venture agreement covering the Property.

         C. GAM and PDUS desire to enter into this Short Form of Agreement for purposes of placing of record a notice of the Agreement.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Grant of Exploration. Development and Related Rights. GAM has granted and hereby grants to PDUS, for the term of the Agreement, the exclusive right to enter upon and use all or any part of the Property during the Earn-In Period (as defined in the Agreement) for the purposes of determining ore reserves and mineralization, and for purposes of development of valuable minerals from the Property, including the right to enter upon the Property for purposes of surveying, exploring, testing, sampling, trenching, bulk sampling, prospecting and drilling for valuable minerals, and to use and construct buildings, roads, power and communication lines, and to use so much of the surface of the Property in such manner as is necessary to the enjoyment of any of the rights or privileges of PDUS hereunder or otherwise reasonably necessary to effect the purposes of the Agreement.

         2. Grant of Right to Acquire an Interest in the Property. GAM has granted and hereby grants to PDUS, during the Earn-In Period, the exclusive right to acquire an undivided 60% interest in the Property upon the completion of certain obligations set forth in the Agreement.

         3. Grant of Right to Enter into Joint Venture Agreement. In addition to the rights granted in the Agreement as described in paragraph 2 above, GAM and PDUS have agreed and do hereby agree that, subject to the terms and conditions set forth in the Agreement, upon PDUS's acquisition of an undivided 60% interest in the Property they will enter into a Joint Venture Agreement (as described in the Agreement) governing operations at the Property.

         4. Term. Unless sooner terminated as provided in the Agreement, the term of the Agreement (the "Earn-In Period") shall run until such time as PDUS timely incurs required minimum amounts of Work Expenditures (as defined in the Agreement) and the parties execute the Joint Venture Agreement, or until sooner terminated as set forth in the Agreement, but in any event not later than October 21, 2014.

         5. Title to After-Acquired and Additional Interests. The Agreement applies and extends to any further or additional right, title, interest or estate heretofore or hereafter acquired by GAM or PDUS during the Earn-In Period in or to (i) the Property or any part thereof, or (ii) any lands or mineral interests (other than royalty interests) wholly or partially within an Area of Interest described in the Agreement.

         6. Right of First Refusal. Pursuant to the Agreement, GAM has granted and hereby grants to PDUS a right of first refusal during the Earn-In Period to acquire an undivided interest in GAM's GQ Property (as described in Part 2 of Exhibit A) and its Monte Cristo Property (as described in Part 3 of Exhibit A).

         7. Successors and Assigns. Subject to the provisions of paragraph 8 below, all of the terms, provisions and conditions of the Agreement and this Short Form are, and shall be, binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. Assignability. None of the parties shall have the right to assign its interest in the Agreement, other than (i) to an affiliate or a subsidiary,
(ii) in connection with a pledge of assets for financing purposes, or (iii) in connection with a corporate merger or reorganization or a sale of all or substantially all of either party's assets, without the prior written consent of the non-assigning parties, which consent shall not be unreasonably withheld. Any third party to whom any interest in the Agreement or the Property is assigned or conveyed shall agree in writing to be bound by all of the terms and conditions contained in the Agreement, including without limitation the tax partnership applicable thereto.

         9. Additional Terms. The Agreement contains additional clauses and various other provisions, and reference is made to the Agreement for such other terms and conditions as govern the Agreement, which terms and conditions are by reference made a part hereof. Nothing in this Short Form shall limit or affect the rights and duties of the parties under the Agreement. Requests for information regarding the Agreement should be made to the parties at the addresses set forth above.

         10. Counterparts. This Short Form may be extended in multiple counterparts, and all such counterparts taken together shall be deemed to constitute a single document.

         IN WITNESS WHEREOF, the parties have executed this Short Form of Agreement effective as of October 21, 2004.

                                               GREAT AMERICAN MINERALS, INC.,
                                               a Nevada corporation

                                               By: /s/ Dennis J. McDowell
                                               Name: Dennis J. McDowell
                                               Its: President



                                               PLACER DOME U.S. INC.,
                                               a California corporation

                                               By: /s/ William C. Howald
                                               Name: William C. Howald
                                               Its: Regional Exploration Manager

STATE OF UTAH             )
                          ) ss.
COUNTY OF SALT LAKE       )



         The foregoing instrument was acknowledged before me this 22nd day of October, 2004, by Dennis McDowell, as President of Great American Minerals, Inc., a Nevada corporation.


         Witness my hand and official seal.

         My commission expires: 6/20/07        /s/ Jennifer C. Shelton
                                              ---------------------------------
                                              Notary Public



STATE OF NEVADA           )
                          ) ss.
COUNTY OF WASHOE          )



         The foregoing instrument was acknowledged before me this 2Oth day of October, 2004, by William C. Howald, as Regional Explor Mgr of Placer Dome U.S. Inc., a California corporation.


         Witness my hand and official seal.

         My commission expires: 6/11/08        /s/ Cheri R. Reimann
                                              ---------------------------------
                                              Notary Public

                                    Exhibit A

Part 1.                             The Claims


         The following unpatented mining claims located in Sections 2, 3, 4, 11, 15, 16, 21 and 5,8,9,10, 22, Township 23 North, Range 48 East, and Sections 3 and 28, Township 24 North, Range 48 East, 10,15,27 Eureka County, Nevada:

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-1                      NMC 861835                  373              116                184742
    UNR-2                      NMC 861836                  373              117                184743
    UNR-3                      NMC 861837                  373              118                184744
    UNR-4                      NMC 861838                  373              119                184745
    UNR-5                      NMC 861839                  373              120                184746
    UNR-6                      NMC 861840                  373              121                184747
    UNR-7                      NMC 861841                  373              122                184748
    UNR-8                      NMC 861842                  373              123                184749
    UNR-9                      NMC 858729                  373              124                184750
    UNR-10                     NMC 858730                  373              125                184751
    UNR-11                     NMC 858731                  373              126                184752
    UNR-12                     NMC 858732                  373              127                184753
    UNR-13                     NMC 858733                  373              128                184754
    UNR-14                     NMC 858734                  373              129                184755
    UNR-15                     NMC 858735                  373              130                184756
    UNR-16                     NMC 858736                  373              131                184757
    UNR-17                     NMC 858737                  373              132                184758
    UNR-18                     NMC 858738                  373              133                184759
    UNR-19                     NMC 858739                  373              134                184760
    UNR-20                     NMC 858740                  373              135                184761
    UNR-21                     NMC 858741                  373              136                184762
    UNR-22                     NMC 858742                  373              137                184763
    UNR-23                     NMC 861843                  373              138                184764
    UNR-24                     NMC 861844                  373              139                184765
    UNR-25                     NMC 861845                  373              140                184766
    UNR-26                     NMC 861846                  373              141                184767
    UNR-27                     NMC 861847                  373              142                184768
    UNR-28                     NMC 861848                  373              143                184769
    UNR-29                     NMC 861849                  373              144                184770
    UNR-30                     NMC 861850                  373              145                184771

                                    Exh. A-1

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-31                     NMC 861851                  373              146                184772
    UNR-32                     NMC 861852                  373              147                184773
    UNR-33                     NMC 861853                  373              148                184774
    UNR-34                     NMC 861854                  373              149                184775
    UNR-35                     NMC 861855                  373              150                184776
    UNR-36                     NMC 861856                  373              151                184777
    UNR-37                     NMC 861857                  373              152                184778
    UNR-38                     NMC 861858                  373              153                184779
    UNR-39                     NMC 861859                  373              154                184780
    UNR-40                     NMC 861860                  373              155                184781
    UNR-41                     NMC 861861                  373              156                184782
    UNR-42                     NMC 861862                  373              157                184783
    UNR-43                     NMC 861863                  373              158                184784
    UNR-44                     NMC 861864                  373              159                184785
    UNR-45                     NMC 861865                  373              160                184786
    UNR-46                     NMC 861866                  373              161                184787
    UNR-47                     NMC 861867                  373              162                184788
    UNR-48                     NMC 861868                  373              163                184789

    UNR-19                     NMC 875010                  384              078                188421
    UNR-20                     NMC 875011                  384              079                188422
    UNR-21                     NMC 875012                  384              080                188423
    UNR-22                     NMC 875013                  384              081                188424
    UNR-73                     NMC 875014                  384              082                188425
    UNR-74                     NMC 875015                  384              083                188426
    UNR-75                     NMC 875016                  384              084                188427
    UNR-76                     NMC 875017                  384              085                188428
    UNR-77                     NMC 875018                  384              086                188429
    UNR-78                     NMC 875019                  384              087                188430
    UNR-79                     NMC 875020                  384              088                188431
    UNR-80                     NMC 875021                  384              089                188432
    UNR-81                     NMC 875022                  384              090                188433
    UNR-82                     NMC 875023                  384              091                188434
    UNR-83                     NMC 875024                  384              092                188435
    UNR-84                     NMC 875025                  384              093                188436
    UNR-85                     NMC 875026                  384              094                188437
    UNR-86                     NMC 875027                  384              095                188438
    UNR-87                     NMC 875028                  384              096                188439
    UNR-88                     NMC 875029                  384              097                188440
    UNR-89                     NMC 875030                  384              098                188441
    UNR-90                     NMC 875031                  384              099                188442
    UNR-91                     NMC 875032                  384              100                188443
    UNR-92                     NMC 875033                  384              101                188444
    UNR-93                     NMC 875034                  384              102                188445
    UNR-94                     NMC 875035                  384              103                188446
    UNR-95                     NMC 875036                  384              104                188447

                                    Exh. A-2

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
     UNR-96                    NMC 875037                  384              105                188448
     UNR-97                    NMC 875038                  384              106                188449
     UNR-98                    NMC 875039                  384              107                188450
     UNR-99                    NMC 875040                  384              108                188451
    UNR-100                    NMC 875041                  384              109                188452
    UNR-101                    NMC 875042                  384              110                188453
    UNR-102                    NMC 875043                  384              111                188454
    UNR-103                    NMC 875044                  384              112                188455
    UNR-104                    NMC 875045                  384              113                188456
    UNR-105                    NMC 875046                  384              114                188457
    UNR-106                    NMC 875047                  384              115                188458
    UNR-107                    NMC 875048                  384              116                188459
    UNR-108                    NMC 875049                  384              117                188460
    UNR-109                    NMC 875050                  384              118                188461
    UNR-110                    NMC 875051                  384              119                188462
    UNR-111                    NMC 875052                  384              120                188463
    UNR-112                    NMC 875053                  384              121                188464
    UNR-113                    NMC 875054                  384              122                188465
    UNR-114                    NMC 875055                  384              123                188466
    UNR-115                    NMC 875056                  384              124                188467
    UNR-116                    NMC 875057                  384              125                188468
    UNR-117                    NMC 875058                  384              126                188469
    UNR-118                    NMC 875059                  384              127                188470
    UNR-119                    NMC 875060                  384              128                188471
    UNR-120                    NMC 875061                  384              129                188472
    UNR-121                    NMC 875062                  384              130                188473
    UNR-122                    NMC 875063                  384              131                188474
    UNR-123                    NMC 875064                  384              132                188475
    UNR-124                    NMC 875065                  384              133                188476
    UNR-125                    NMC 875066                  384              134                188477
    UNR-126                    NMC 875067                  384              135                188478
    UNR-127                    NMC 875068                  384              136                188479
    UNR-128                    NMC 875069                  384              137                188480
    UNR-129                    NMC 875070                  384              138                188481
    UNR-130                    NMC 875071                  384              139                188482
    UNR-131                    NMC 875072                  384              140                188483
    UNR-132                    NMC 875073                  384              141                188484
    UNR-133                    NMC 875074                  384              142                188485
    UNR-134                    NMC 875075                  384              143                188486
    UNR-135                    NMC 875076                  384              144                188487
    UNR-136                    NMC 875077                  384              145                188488
    UNR-137                    NMC 875078                  384              146                188489
    UNR-138                    NMC 875079                  384              147                188490
    UNR-139                    NMC 875080                  384              148                188491
    UNR-140                    NMC 875081                  384              149                188492
    UNR-141                    NMC 875082                  384              150                188493
    UNR-142                    NMC 875083                  384              151                188494

                                             Exh. A-3

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    UNR-143                    NMC 875084                  384              152                188495
    UNR-144                    NMC 875085                  384              153                188496
    UNR-145                    NMC 875086                  384              154                188497
    UNR-146                    NMC 875087                  384              155                188498
    UNR-147                    NMC 875088                  384              156                188499
    UNR-148                    NMC 875089                  384              157                188500
    UNR-149                    NMC 875090                  384              158                188501
    UNR-150                    NMC 875091                  384              159                188502
    UNR-151                    NMC 875092                  384              160                188503
    UNR-152                    NMC 875093                  384              161                188504
    UNR-153                    NMC 875094                  384              162                188505
    UNR-154                    NMC 875095                  384              163                188506
    UNR-155                    NMC 875096                  384              164                188507
    UNR-156                    NMC 875097                  384              165                188508
    UNR-157                    NMC 875098                  384              166                188509
    UNR-158                    NMC 875099                  384              167                188510
    UNR-159                    NMC 875100                  384              168                188511
    UNR-160                    NMC 875101                  384              169                188512
    UNR-161                    NMC 875102                  384              170                188513
    UNR-172                    NMC 875103                  384              171                188514
    UNR-173                    NMC 875104                  384              172                188515
    UNR-174                    NMC 875105                  384              173                188516
    UNR-175                    NMC 875106                  384              174                188517
    UNR-176                    NMC 875107                  384              175                188518
    UNR-177                    NMC 875108                  384              176                188519
    UNR-178                    NMC 875109                  384              177                188520
    UNR-179                    NMC 875110                  384              178                188521
    UNR-180                    NMC 875111                  384              179                188522
    UNR-181                    NMC 875112                  384              180                188523
    UNR-196                    NMC 875539                  391              227                191381
    UNR-197                    NMC 875540                  391              228                191382
    UNR-198                    NMC 875541                  391              229                191383
    UNR-199                    NMC 875542                  391              230                191384
    UNR-200                    NMC 875543                  391              231                191385
    UNR-201                    NMC 875544                  391              232                191386
    UNR-202                    NMC 875545                  391              233                191387
    UNR-203                    NMC 875546                  391              234                191388
    UNR-216                    NMC 875547                  391              235                191389
    UNR-217                    NMC 875548                  391              236                191390
    UNR-218                    NMC 875549                  391              237                191391
    UNR-219                    NMC 875550                  391              238                191392
    UNR-220                    NMC 875551                  391              239                191393
    UNR-221                    NMC 875552                  391              240                191394
    UNR-222                    NMC 875553                  391              241                191395
    UNR-223                    NMC 875554                  391              242                191396
    UNR-236                    NMC 875555                  391              243                191397

                                    Exh. A-4

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
      UNR-237                  NMC 875556                  391              244                191398
      UNR-238                  NMC 875557                  391              245                191399
      UNR-239                  NMC 875558                  391              246                191400
      UNR-240                  NMC 875559                  391              247                191401
      UNR-241                  NMC 875560                  391              248                191402
      UNR-242                  NMC 875561                  391              249                191403
      UNR-243                  NMC 875562                  391              250                191404
      UNR-245                  NMC 875563                  391              251                191405
      UNR-247                  NMC 875564                  391              252                191406
      UNR-249                  NMC 875565                  391              253                191407
      UNR-256                  NMC 875566                  391              254                191408
      UNR-257                  NMC 875567                  391              255                191409
      UNR-258                  NMC 875568                  391              256                191410
      UNR-259                  NMC 875569                  391              257                191411
      UNR-260                  NMC 875570                  391              258                191412
      UNR-261                  NMC 875571                  391              259                191413
      UNR-262                  NMC 875572                  391              260                191414
      UNR-263                  NMC 875573                  391              261                191415
      UNR-264                  NMC 875574                  391              262                191416
     UNR/GAP-1                 NMC 872221                  383              327                188221
     UNR/GAP-2                 NMC 872222                  383              328                188222
     UNR/GAP-3                 NMC 872223                  383              329                188223
     UNR/GAP-4                 NMC 872224                  383              330                188224
     UNR/GAP-5                 NMC 872225                  383              331                188225
     UNR/GAP-6                 NMC 872226                  383              332                188226
     UNR/GAP-7                 NMC 872227                  383              333                188227
     UNR/GAP-8                 NMC 872228                  383              334                188228
     UNR/GAP-9                 NMC 872229                  383              335                188229
    UNR/GAP-10                 NMC 872230                  383              336                188230
    UNR/GAP-11                 NMC 872231                  383              337                188231
    UNR/GAP-12                 NMC 872232                  383              338                188232
    UNR/GAP-13                 NMC 872233                  383              339                188233
    UNR/GAP-14                 NMC 872234                  383              340                188234
    UNR/GAP-15                 NMC 872235                  383              341                188235
    UNR/GAP-16                 NMC 872236                  383              342                188236
    UNR/GAP-17                 NMC 872237                  383              343                188237
    UNR/GAP-18                 NMC 872238                  383              344                188238
    UNR/GAP-19                 NMC 872239                  383              345                188239
    UNR/GAP-20                 NMC 872240                  383              346                188240
    UNR/GAP-21                 NMC 872241                  383              347                188241
    UNR/GAP-22                 NMC 872242                  383              348                188242
    UNR/GAP-23                 NMC 872243                  383              349                188243
    UNR/GAP-24                 NMC 872244                  383              350                188244
    UNR/GAP-25                 NMC 872245                  383              351                188245
    UNR/GAP-26                 NMC 872246                  383              352                188246
    UNR/GAP-27                 NMC 872247                  383              353                188247

                                             Exh. A-5

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------

    UNR/GAP-28                 NMC 872248                  383              354                188248
    UNR/GAP-29                 NMC 872249                  383              355                188249
    UNR/GAP-30                 NMC 872250                  383              356                188250

    UNR/GAP-31                 NMC 875113                  384              064                188406
    UNR/GAP-32                 NMC 875114                  384              065                188407
    UNR/GAP-33                 NMC 875115                  384              066                188408
    UNR/GAP-34                 NMC 875116                  384              067                188409
    UNR/GAP-35                 NMC 875117                  384              068                188410
    UNR/GAP-36                 NMC 875118                  384              069                188411
    UNR/GAP-37                 NMC 875119                  384              070                188412
    UNR/GAP-38                 NMC 875120                  384              071                188413
    UNR/GAP-39                 NMC 875121                  384              072                188414
    UNR/GAP-40                 NMC 875122                  384              073                188415
    UNR/GAP-41                 NMC 875123                  384              074                188416
    UNR/GAP-42                 NMC 875124                  384              075                188417
    UNR/GAP-43                 NMC 875125                  384              076                188418
    UNR/GAP-44                 NMC 875126                  384              077                188419

                                    Exh. A-6

Part 2.                         The GQ Property


         The following unpatented mining claims located in Sections 26 and 36, Township 33 North, Range 50 East, Eureka County, Nevada:

                                                                       Eureka County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
     EP1                       NMC 871262                  383              148                188135
     EP2                       NMC 871263                  383              149                188136
     EP3                       NMC 871264                  383              150                188137
     EP4                       NMC 871265                  383              151                188138
     EPS                       NMC 871266                  383              152                188139
     EP6                       NMC 871267                  383              153                188140
     EP7                       NMC 871268                  383              154                188141
     EP8                       NMC 871269                  383              155                188142
     EP9                       NMC 871270                  383              156                188143
    EP10                       NMC 871271                  383              157                188144
    EP25                       NMC 871272                  383              158                188145
    EP26                       NMC 871273                  383              159                188146
    EP27                       NMC 871274                  383              160                188147
    EP28                       NMC 871275                  383              161                188148
    EP29                       NMC 871276                  383              162                188149
    EP30                       NMC 871277                  383              163                188150
    EP31                       NMC 871278                  383              164                188151
    EP32                       NMC 871279                  383              165                188152
    EP41                       NMC 871280                  383              166                188153
    EP42                       NMC 871281                  383              167                188154
    EP43                       NMC 871282                  383              168                188155
    EP44                       NMC 871283                  383              169                188156
    EP45                       NMC 871284                  383              170                188157
    EP46                       NMC 871285                  383              171                188158

                                    Exh. A-7

Part 3.                    The Monte Cristo Property


         The following unpatented mining claims located in Sections 16, 20, 21, 28 and 29, Township 16 North, Range 57 East, White Pine County, Nevada:

                                                                     White Pine County
                                                                   Recording Information
                                                     -----------------------------------------------------
  Claim Name                 BLM Serial No.                Book            Page              File No.
----------------------------------------------------------------------------------------------------------
    Monte #1                   NMC 875127                  390              464                321744
    Monte #2                   NMC 875128                  390              465                321745
    Monte #3                   NMC 875129                  390              466                321746
    Monte #4                   NMC 875130                  390              467                321747
    Monte #5                   NMC 875131                  390              468                321748
    Monte #6                   NMC 875132                  390              469                321749
    Monte #11                  NMC 875133                  390              470                321750
    Monte #12                  NMC 875134                  390              471                321751
    Monte #13                  NMC 875135                  390              472                321752
    Monte #14                  NMC 875136                  390              473                321753
    Monte #15                  NMC 875137                  390              474                321754
    Monte #16                  NMC 875138                  390              475                321755
    Monte #17                  NMC 875139                  390              476                321756
    Monte #36                  NMC 875140                  390              477                321757
    Monte #37                  NMC 875141                  390              478                321758
    Monte #38                  NMC 875142                  390              479                321759
    Monte #39                  NMC 875143                  390              480                321760
    Monte #40                  NMC 875144                  390              481                321761
    Monte #41                  NMC 875145                  390              482                321762
    Monte #42                  NMC 875146                  390              483                321763
    Monte #43                  NMC 875147                  390              484                321764
    Monte #44                  NMC 875148                  390              485                321765
    Monte #45                  NMC 875149                  390              486                321766
    Monte #46                  NMC 875150                  390              487                321767
    Monte #47                  NMC 875151                  390              488                321768
    Monte #48                  NMC 875152                  390              489                321769
    Monte #49                  NMC 875153                  390              490                321770
    Monte #50                  NMC 875154                  390              491                321771
    Monte #51                  NMC 875155                  390              492                321772

                                    Exh. A-8

                       MINING LEASE AND OPTION TO PURCHASE

         THIS MINING LEASE AND OPTION TO PURCHASE (the "Lease") is made and entered into effective as of_________________________, 2004 (the "Effective Date") by and between The University of Nevada Reno School of Agriculture, whose address is __________________________________________________, Reno,
Nevada________________ ("Lessor"), and Placer Dome U.S. Inc, a California corporation, whose address for purposes hereof is 1125 17th Street, Suite 2310, Denver, Colorado 80202 ("PDUS").

                                    RECITALS

         A. Lessor owns the entire surface and mineral estate in certain fee lands situated in ______________County, Nevada, as more particularly described in Exhibit A attached hereto and incorporated herein by reference (the "Property").

         B. PDUS wishes to obtain and Lessor is willing to grant to PDUS a mining lease covering the Property, and an option to purchase the Property, in accordance with the terms and conditions of this Lease.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby confessed and acknowledged, the parties hereto agree as follows:


                 ARTICLE I GRANT OF LEASE AND OPTION TO PURCHASE

         1.1 Grant of Rights.

                  (a) Lessor hereby grants, leases, lets and demises unto PDUS, its successors and assigns, all of the right, title and interest in and to the Property, together with (i) all of the other rights, privileges, and easements thereto incident or appurtenant (including, without limitation, any water, stockwatering and reservoir rights associated with the Property and all easements and rights-of-way appurtenant thereto), and (ii) any additional rights to the Property to which Lessor may become entitled during the Term hereof, for the purpose and with the sole and exclusive right and privilege, during the Term of this Lease, of exploring for, developing, mining, treating, processing, shipping, selling, marketing and otherwise exploiting and disposing of any and all ores, metals, minerals and materials of every kind or character found in, on, or under the Property (hereinafter "Valuable Minerals").

                  (b) Lessor further grants to PDUS the sole and exclusive right and privilege to do any and all things which PDUS may deem necessary or desirable to accomplish any and all of the purposes and rights set forth in or contemplated by this Lease, including, without limitation, the sole and exclusive right and privilege:

                           (i) to enter upon the Property for purposes of
                  surveying, exploring for, prospecting for, sampling, drilling, developing, mining (which may be conducted by any method whatsoever, whether by underground, surface, strip, open pit, solution mining or other methods, whether now known or subsequently developed), stockpiling, removing, shipping, transporting, processing, marketing or otherwise disposing of either Valuable Minerals or mineral-bearing ores and materials from the Property and from lands other than the Property;

                           (ii) to construct, use, maintain, repair, replace and
                  relocate buildings, roads, tunnels, railroad corridors and loadout facilities, ore conveyors, leach pads, leachate collection systems, tailings ponds, waste dumps, ditches, pipelines, power and communication lines, structures, mills, processing facilities, utilities and other improvements and facilities required by PDUS for the full enjoyment of the Property for the purposes set forth in this Section 1.1 and otherwise set forth in this Lease;

                           (iii) to construct and use tunnels, adits or workings
                  now or hereafter located in, on or under the Property as may be reasonably necessary, suitable or convenient for or incidental to any of the rights or privileges of PDUS hereunder;

                           (iv) to use, pit, cave and destroy so much of the
                  Property and the surface and subsurface thereof as PDUS may consider necessary, convenient or suitable for any such purposes, including, without limitation, the deposit, storage, stockpiling and/or permanent disposal of ore, broken rock, mine or other wastes, overburden, residues, tailings or other byproducts of development, mining, production or other operations contemplated by this Lease;

                           (v) to use in any manner whatsoever so much of the
                  surface and subsurface of the Property (without any obligation to preserve any portion of the same) as may be necessary, convenient, suitable for or incidental to any of the rights and privileges of PDUS hereunder or otherwise reasonably necessary or convenient for the purposes set forth in this Lease (Lessor hereby waiving all rights, statutory and otherwise, to subjacent support);

                           (vi) to use all easements and rights-of-way for
                  ingress and egress to and from the Property to which Lessor may be entitled;

                           (vii) to appropriate and use, consistent with
                  applicable laws of the State of Nevada, any surface and underground water or water rights now existing or subsequently discovered or developed on or appurtenant to the Property;

                           (viii) to exercise all other rights, including
                  without limitation applying for necessary governmental permits and approvals and conducting required reclamation and clean-up activities, which are incidental to any or all of the rights specified, mentioned, or referred to herein.

                  (c) The rights granted to PDUS in this Lease to use the surface of the Property and to construct and use buildings, roads, power and communication lines, tailings ponds, tunnels, adits, workings and other improvements located in, on or under the Property, including water rights and other appurtenances thereto, may be exercised by PDUS in connection with exploration, development, mining and processing activities on lands in the general vicinity of the Property which are acquired by or leased to PDUS (or any affiliate or subsidiary of PDUS) from third parties, or which are otherwise controlled by PDUS (or any affiliate or subsidiary of PDUS).

                  (d) Lessor hereby waives any right to prohibit PDUS from mining within any minimum distance of any boundary of the Property and contiguous or adjacent lands and hereby grants to PDUS the authority to enter agreements with the owners of contiguous or adjacent lands to allow mining of ores and minerals located on or under the Property or such other lands.

         1.2 Option to Purchase Property. Lessor hereby grants to PDUS the exclusive and irrevocable option, exercisable by PDUS in its sole discretion at any time during the Option Period (as defined below), to purchase the Property (the "Option") for a purchase price of $1,000,000 (the "Purchase Price"). The Purchase Price shall be reduced by an amount equal to the amount of any Advance Minimum Royalties and Production Royalties paid by PDUS to Lessor prior to the exercise of the Option.

         1.3 Option Period. The Option shall expire at 5:00 p.m. Pacific Time, on _ , 2024 (the "Expiration Date"), and the period commencing on the third anniversary of the Effective Date and ending at 5:00 p.m. Pacific Time on the Expiration Date shall be referred to hereinafter as the "Option Period." The Option may be exercised by PDUS at any time during the Option Period by delivery to Lessor of a notice of election to exercise the Option (the date such notice is effective being referred to hereinafter as the "Exercise Date"). If PDUS fails or elects not to exercise the Option at or before the end of the Option Period, the Lease shall continue in full force and effect, in accordance with the provisions of Section 5.1, subject to PDUS's rights under Section 5.3.

         1.4 The Closing. If PDUS timely exercises the Option, the Closing of the sale of the Property (the "Closing") shall take place within thirty (30) days after the notice of election to exercise the Option is delivered by PDUS to Lessor, at a time and place mutually agreeable to PDUS and Lessor. At the Closing, PDUS shall tender to the Lessor the Purchase Price (less the amount of all Advance Minimum Royalties and Production Royalties previously paid), payable by wire transfer pursuant to written instructions provided by Lessor to PDUS at least five business days prior to the Closing, and Lessor shall deliver to PDUS
(a) a fully executed and acknowledged good and sufficient warranty deed substantially in the form of Exhibit B attached hereto and by this reference incorporated herein (the "Deed"), conveying the Property to PDUS free and clear of all liens, claims, defects, and encumbrances; and (b) a certificate of non-foreign status for U.S. federal tax purposes. In addition, each of the parties will deliver such other closing certificates and documents as are reasonably requested by the other party. Closing costs, including real property transfer taxes, recording costs and any escrow fees will be paid by PDUS.

Any ad valorem real property taxes on the Property will be split between PDUS and Lessor on a pro rata basis as of the date of the Closing.

                          ARTICLE II PDUS'S OPERATIONS

         2.1 Conduct of Operations. PDUS shall have the sole and exclusive control of all operations on or for the benefit of the Property, and of any and all equipment, supplies, machinery, and other assets purchased or otherwise acquired or under its control in connection with such operations. PDUS may carry out such operations on the Property as it may, in its sole discretion, determine to be warranted, so long as such operations are conducted in accordance with procedures acceptable in the mining and metallurgical industry. The timing, nature, manner and extent of any exploration, development, mining or processing operations carried out or in connection with the Property shall be within the sole discretion of PDUS, and there shall be no implied covenant whatsoever to begin or continue any such operations. If PDUS at any time, and from time to time after commencing operations, desires to shut down, suspend or cease operations for any reason, it shall have the right to do so. PDUS may use and employ such methods of mining as it may desire or find most profitable. PDUS shall not be required to mine, preserve, or protect in its mining operations any ores, leachates, precipitates, concentrates or other products containing Valuable Minerals which cannot be mined or shipped at a reasonable profit to PDUS, as determined by PDUS in its sole discretion. Any decision as to the time, manner and form, if any, in which ores or other products containing Valuable Minerals are to be sold shall be made by PDUS in its sole discretion. Any activities or operations performed by PDUS under this Article II or otherwise under the Lease may be performed on behalf of PDUS by affiliates, subsidiaries, consultants or independent contractors.

         2.2 Ore Processing. All determinations with respect to: (a) whether ore from the Property will be beneficiated, processed or milled by PDUS or sold in a raw state; (b) the methods of beneficiating, processing or milling any such ore;
(c) the constituents to be recovered therefrom, and (d) the purchasers to whom any ore, minerals or mineral substances derived from the Property may be sold, shall be made by PDUS in its sole and absolute discretion.

         2.3 Ore Samples. The mineral content of all ore mined and removed from the Property (but excluding ore leached in place), and the quantities of constituents recovered by PDUS, shall be determined by PDUS, or with respect to such ore which is sold, by the mill or smelter to which the ore is sold, in accordance with standard sampling and analysis procedures, and shall be weighted average based on the total amount of ore from the Property crushed and sampled, or the constituents recovered, during an entire calendar quarter.

         2.4 Commingling of Ores. PDUS shall have the right to mix or commingle, either underground, at the surface, or at processing plants or other treatment facilities, any material containing Valuable Minerals mined or extracted from the Property with ores or material derived from other lands or properties owned, leased or controlled by PDUS; provided, however, that before commingling, PDUS shall calculate from representative samples the average grade of the ore from the Property and shall either weigh or volumetrically calculate the number of tons of ore from the Property to be commingled. As products are produced from the commingled ores, PDUS shall calculate from representative samples the average percentage recovery of products produced from the commingled ores during each month. In obtaining representative samples, calculating the average grade of commingled ores and average percentage of recovery, PDUS may use any procedures acceptable in the mining and metallurgical industry which PDUS believes to be accurate and cost-effective for the type of mining and processing activity being conducted, and PDUS's choice of such procedures shall be final and binding upon Lessor. In addition, comparable procedures may be used by PDUS to apportion among the commingled ores any penalty charges imposed by the smelter or refiner on commingled ores or concentrates. The records relating to commingled ores shall be available for inspection by Lessor, at Lessor's sole expense, at all reasonable times, and shall be retained by PDUS for a period of two (2) years.

         2.5 Waste Rock, Spoil and Tailings. Any ore, mine waters, leachates, pregnant liquors, pregnant slurries, and other products or compounds or metals or minerals mined from the Property shall be the property of PDUS, subject to the Production Royalty as provided for in Section 3.1. The Production Royalty shall be payable only on metals, ores, or minerals recovered prior to the time waste rock, spoil, tailings, or other mine waste and residue are first disposed of as such, and such waste and residue shall be the sole property of PDUS; provided that if any such waste or residue remains on the Property after the Lease is terminated, then all such waste or residue shall be the sole and exclusive property of Lessor. During the Term of the Lease, PDUS shall have the sole right to dump, deposit, sell, dispose of, or reprocess such waste rock, spoil, tailings, or other mine wastes and residues, and Lessor shall have no claim or interest therein other than for the payment of the Production Royalty to the extent any Valuable Minerals are produced and sold therefrom.

         2.6 Taxes. During the Term of this Lease, PDUS shall pay when due all general ad valorem taxes and assessments assessed against the Property, all severance taxes and other assessments on the production of Valuable Minerals, and all other lawful taxes and assessments, whether general, specific or otherwise, assessed and levied upon or against the Property, provided that each party shall be responsible for paying its own share of Nevada net proceeds of mines taxes, and provided further that PDUS shall be relieved of such responsibility if Lessor receives notice of such taxes or assessments coming due but fails to promptly forward notice of the same to PDUS. PDUS shall specifically not be responsible for any income taxes and taxes imposed upon Lessor by reason of receipt of any Advance Minimum Royalty or Production Royalty payments hereunder. Notwithstanding any of the other provisions of this Section 2.6, PDUS shall have the right (but not the obligation) to contest in the courts or otherwise the validity or amount of any taxes or assessments levied or assessed upon or against PDUS, the Property or Valuable Minerals hereunder if PDUS deems the same to be unlawful, unjust, unequal or excessive, or to take such other steps or proceedings as it may deem necessary to secure a cancellation, reduction, readjustment, or equalization before PDUS shall be required to pay the same. Neither Lessor nor, during the Term of the Lease, PDUS shall permit or suffer the Property or any part thereof, or any Valuable Minerals mined thereon, to be sold at any time for such taxes or assessments.

         2.7 Geological and Other Data, Reports. Upon execution of the Lease, Lessor shall deliver to PDUS copies of all metallurgical, geological, geophysical, geochemical, milling data, survey notes or maps, title and environmental information, and reports concerning the Property which Lessor possesses or to which it has access. Lessor agrees that it will, at all times during the Term of the Lease, make available to PDUS, at such time and place as may be reasonably convenient, any survey maps, drill hole logs, assay reports, and other geological data relating to the Property which Lessor possesses or has access to or acquires in the future. Lessor shall also make available to PDUS for inspection, sampling, and testing any drill cuttings and core samples derived from the Property which it possesses or to which it has access. During the Term of the Lease, within sixty (60) days after the end of each calendar year, PDUS shall provide to the Lessor a written report summarizing the activities (if any) carried out by PDUS on the Property during that calendar year including any survey maps, drill hole logs, assay reports, and other non-interpretive geological data relating to the Property; provided, however, that PDUS shall not be required to provide copies of survey maps, drill hole logs, assay reports or other non-interpretive data pertaining to work that was not performed on the Property even if it was performed for the benefit of the Property, and provided further that PDUS shall not be required to provide any such information and data to the extent the same is proprietary to, or derived from techniques that are proprietary to, PDUS or any third-party consultant engaged by PDUS. In addition, during the Term of the Lease, within thirty (30) days after the end of each calendar quarter, PDUS shall provide to the Lessor a brief summary of activities undertaken on or for the benefit of the Property during that calendar quarter.

         2.8 Insurance. During the Term of the Lease, PDUS agrees to carry insurance covering its activities on the Property in accordance with acceptable industry standards, including insurance covering all persons working in or on the Property for PDUS, as will fully comply with the requirements of the statutes of the State of Nevada pertaining to worker's compensation and occupational disease and disabilities as are now in force (or as may be hereafter amended or enacted).

         2.9 Compliance with Laws. PDUS agrees to conduct and perform all of its operations hereunder in material compliance with all valid and applicable federal, state or local laws, rules and regulations, including without limitation, such laws, rules and regulations pertaining to environmental protection, social security, unemployment compensation, wages and hours and conditions of labor, and PDUS shall defend, indemnify and hold Lessor harmless from payment of any damages, including reasonable attorney's fees incurred by Lessor, occasioned by PDUS's failure to so comply with said laws.

         2.10 Inspection. Lessor and its authorized agents who are experienced in mining operations, at Lessor's sole risk and expense, shall have the right, exercisable during regular business hours, at a mutually convenient time, and in a reasonable manner conforming to PDUS's safety rules and regulations and so as not to interfere with PDUS's operations, to go upon the Property for the purpose of confirming that PDUS is conducting its operations in the manner required by this Lease. Lessor shall furnish PDUS with prior written notice of the time and place of any inspection by Lessor pursuant to this Section 2.10. Lessor shall defend, indemnify and hold PDUS harmless from and against all costs incurred (including reasonable attorneys' fees and the costs of defending any such claims) based on claims for damages, including injury or damage to other persons or property, arising out of any death, personal injury or property damage sustained by Lessor, its agents or employees, while in or upon the Property, whether or not Lessor, its agents or employees are in or upon the Property pursuant to this Section 2.10, unless such death, injury or damage results from PDUS's gross negligence or willful misconduct. If requested by PDUS, Lessor, its agents and employees will confirm in writing their waiver of claims against PDUS.

         2.11 Liens and Encumbrances. PDUS shall keep the title to the Property free and clear of all liens and encumbrances resulting from its operations under this Lease; provided, however, that PDUS may refuse to pay claims asserted against it which it disputes in good faith. At its sole cost and expense, PDUS may contest any suit, demand or action commenced to enforce such a claim. 2.12 Reclamation and Related Activities. PDUS shall reclaim the Property to the extent disturbed by its operations under the Lease in accordance with applicable federal, state and local laws, rules and regulations. In addition, PDUS shall
(a) before it conducts any significant surface disturbing activities on any portion of the Property, engage contract archeologists to document the existence of any cultural artifacts on that portion of the Property, and provide copies of any reports generated by those contract archeologists to Lessor (such reports to be prepared in accordance with the current standards of the state or federal agency with jurisdiction), and (b) plug all drillholes created by or on behalf of PDUS on the Property in accordance with current Bureau of Land Management standards.


                                   ARTICLE III
                         ROYALTIES AND OTHER AGREEMENTS

         3.1 Production Royalty.

                  (a) During the Term of the Lease, PDUS agrees to pay to Lessor, as a landowner's non-executive, nonparticipating production royalty (the "Production Royalty"), a sliding scale percentage of the Net Returns (as defined below) from Valuable Minerals extracted, produced and sold or deemed to have been sold from the Property, based on the Monthly Average Gold Price, as set forth below:

                       Monthly Average Gold Price                   Percentage
                       --------------------------                   ----------

    Less than or equal to $250 per ounce                               0.5%
    Greater than $250 but less than or equal to $350 per ounce         1.0%
    Greater than $350 per ounce                                        2.0%


                  (b) As used in this Section 3.1, "Payor" means the person or entity obligated to pay the Production Royalty to the Royalty Holder, which initially shall be PDUS, and shall include all of Payor's successors-in-interest who acquire an ownership interest in the Property or to whom Payor assigns the obligation to pay the Production Royalty.

                  (c) As used in this Section 3.1, "Royalty Holder" means the person or entity entitled to receive the Production Royalty, which initially shall be Lessor, and shall include all of Royalty Holder's successors-in-interest.

                  (d) As used herein, "Net Returns" means the Gross Returns from such ores, minerals, metals or materials, less all Allowable Deductions. (b)

                  (e) As used herein, "Gross Returns" has the following meanings for the following categories of Valuable Minerals:

                           (i) If Payor causes refined gold that meets or
                  exceeds the generally accepted commercial standards for refined gold to be produced by an independent third-party refinery from ores mined from the Property, for purposes of determining the Production Royalty, the refined gold shall be deemed to have been sold in the calendar month in which it was produced at the Monthly Average Gold Price for that month. The Gross Returns from such deemed sales shall be determined by multiplying Gold Production during the month by the Monthly Average Gold Price. As used herein, "Gold Production" means the quantity of refined gold that is outturned to Payor's account by the refinery during the calendar month on either a provisional or final settlement basis. If outturn of refined gold is made by the refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by the refinery. As used herein, "Monthly Average Gold Price" means the average London Bullion Market Association P.M. Gold Fix, calculated by dividing the sum of all such prices reported for the month by the number of days for which such prices were reported. If the London Bullion Market Association P.M. Gold Fix ceases to be published, the Monthly Average Gold Price shall be determined by reference to prices for refined gold for immediate delivery in the most nearly comparable established market selected by Payor as such prices are published in "Metals Week" or a similar publication.

                           (ii) If Payor causes refined silver that meets or
                  exceeds the generally accepted commercial standards for refined silver to be produced by an independent third-party refinery from ore mined from the Property, for purposes of determining the Production Royalty, the refined silver shall be deemed to have been sold in the calendar month in which it was produced at the Monthly Average Silver Price for that month. The Gross Returns from such deemed sales shall be determined by multiplying Silver Production during the calendar month by the Monthly Average Silver Price. As used herein, "Silver Production" shall mean the quantity of refined silver that is outturned to Payor's account by the refinery during the calendar month on either a provisional or final settlement basis. If outturn of refined silver is made by the refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by the refinery. As used herein, "Monthly Average Silver Price" shall mean the average New York Silver Price as published daily by Handy & Harman, calculated by dividing the sum of all such prices reported for the calendar month by the number of days for which such prices were reported. If the Handy & Harman quotation ceases to be published, the Monthly Average Silver Price shall be determined by reference to prices for refined silver for immediate delivery in the most nearly comparable established market selected by Payor as published in "Metals Week" or a similar publication.

                           (iii) If Payor sells refined metals (other than
                  refined gold and refined silver), dore or concentrates produced from Valuable Minerals from the Property, the Gross Returns for such refined metals shall be the proceeds actually received by Payor from their sale. If such sales are to an affiliated party, the refined metals, dore, or concentrates shall be deemed, solely for the purpose of computing Gross Returns, to have been sold at prices and on terms no less favorable to Payor than those which would have been received under similar circumstances from an unaffiliated third party.

                  (f) As used herein, "Allowable Deductions" means the following costs, charges, and expenses incurred or accrued by Payor:

                  (i) If Payor sells or is deemed to have sold refined gold or refined silver:

                           (A) all costs, charges and expenses for smelting and
                  refining dore or concentrates to produce the refined gold or refined silver (including handling, processing, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions);

                           (B) all costs, charges, and expenses for weighing,
                  sampling, determining moisture content and packaging Valuable Minerals, and for transportation of the dore or concentrates from the mine mouth or the pit to the processing facilities, and then from the Property to the refinery or smelter and then to the place of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation); and

                           (C) an allowance for reasonable sales and brokerage
                  costs.

                  (ii) If Payor sells refined metals (other than refined gold or refined silver), dore, concentrate or ores:

                           (A) all costs, charges, and expenses for (I)
                  beneficiation, processing or treatment of such materials at any plant or facility more than five (5) miles from the exterior boundaries of the Property and (II) smelting or refining to produce a refined metal (including handling, processing, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions);

                           (B) all costs, charges, and expenses for weighing,
                  sampling, determining moisture content and packaging Valuable Minerals, and for transportation of ores, minerals, dore, concentrates or other products from the Property (I) to the place of sale, and (II) if such ores, materials are beneficiated, processed, treated, smelted or refined at any plant or facility more than five (5) miles from the exterior boundaries of the Property, to such plant or facility and then to the place of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation); and

                           (C) actual sales and brokerage costs.

                  (iii) All sales, use, severance, Nevada net proceeds and ad valorem taxes and any other tax or governmental levy or fee on or measured by mineral production from the Property (other than taxes based on income), whether now in existence or as amended, adopted or created in the future; and

                  (iv) Any royalty, severance tax or other payment based on mineral production payable to the United States of America or any other governmental entity with respect to production from the Property, whether now in existence or as amended, adopted or created in the future.

                  (g) Payor shall have the right to market and sell or refrain from selling refined gold, refined silver and other mineral products from the Property in any manner it may elect, including the right to engage in forward sales, future trading or commodity options trading, and other price hedging, price protection, and speculative arrangements ("Trading Activities") which may involve the possible delivery of gold, silver or other mineral products from the Property. With respect to the Production Royalty payable to Lessor, Lessor shall not be entitled to participate in the proceeds or be obligated to share in any losses generated by Payor's actual marketing or sales practices or by its Trading Activities and no such profits or losses shall be included in Gross Returns.

         3.2 Advance Minimum Royalties. During the Term of the Lease, unless PDUS shall terminate the Lease on or before any given Anniversary Date (as defined below) hereof, and except as otherwise set forth in this Section 3.2, PDUS shall pay to Lessor the following payments, each such payment being referred to hereinafter as "Advance Minimum Royalty" or "Advance Minimum Royalties", on or before each Anniversary Date:

         Advance Minimum Royalty                        Date
         -----------------------                        ----
                   $ 20,000                 Execution of Lease
                   $ 40,000                 First Anniversary Date
                   $ 60,000                 Second Anniversary Date and each
                                            Anniversary Date thereafter

The "Anniversary Date" shall mean the date one or more years following the Effective Date of this Lease. Under no circumstances shall the obligation to make any payment under this Section 3.2 be deemed to have accrued prior to the date such payment is due. If at any time during the Term of this Lease "Commercial Production" is achieved, then PDUS's obligation to pay the Advance Minimum Royalty payment next due, and all subsequent Advance Minimum Royalties, shall be terminated. In addition, if PDUS exercises the Option, then PDUS's obligation to pay the Advance Minimum Royalty payment next due, and all subsequent Advance Minimum Royalties, shall terminate. However, unless it exercises the Option, PDUS shall remain obligated to pay the Production Royalty. "Commercial Production" shall mean the first day of the month following the calendar quarter during which Valuable Minerals wholly or partially from the Property are first sold or deemed to have been sold (other than in connection with pilot plant or other test operations).

         3.3 Recovery of Advance Minimum Royalties. All sums paid to Lessor as Advance Minimum Royalties shall be recoverable as a credit against the Production Royalty payable to Lessor, whether such Production Royalty accrues in the same or subsequent years as the year of payment of the Advance Minimum Royalties, and shall be recovered from the Production Royalty payable on the production and sale of Valuable Minerals from the Property by withholding Production Royalty payments as the same become due and payable until such time as said sums paid as Advance Minimum Royalties are recovered in full.

         3.4 Manner of Payment. Production Royalty payments shall be paid by PDUS to Lessor (or notice of a credit against Production Royalties as provided above shall be given to Lessor) on or before thirty (30) days following the calendar quarter during which PDUS shall have received payment for Valuable Minerals sold by PDUS. Production Royalties shall accrue to Lessor's account upon final payment or upon being credited to the account of PDUS by the smelter, refinery or other ore buyer to PDUS for the Valuable Minerals sold and for which the Production Royalty is payable. All Advance Minimum Royalty and Production Royalty payments shall be made at PDUS's election by PDUS's check or by wire transfer. All Production Royalty payments shall be accompanied by a statement and settlement sheet showing the quantities and grades of Valuable Minerals mined and sold from the Property, the proceeds of sales, cost, assays and analyses, and other pertinent information in reasonably sufficient detail to explain the calculation of the Production Royalty payment.

         3.5 Payments; Where Made. All payments hereunder shall be sent by certified U.S. mail to Lessor at its address as set forth in Section 7.6, or by wire transfer to an account designated by and in accordance with written instructions from Lessor. Checks to the Lessor shall be made payable to___________________________________. The date of placing such payment in the
United States mail by PDUS, or the date the wire transfer process is initiated, shall be the date of such payment. Payments by PDUS in accordance herewith shall fully discharge PDUS's obligation with respect to such payment, and PDUS shall have no duty to otherwise apportion or allocate any payment due to Lessor or its successors or assigns.

         3.6 Audits; Objections to Payments. Lessor, at its sole election and expense, shall have the right to perform, not more frequently than once annually following the close of each calendar year, an audit of PDUS's accounts relating to payment of the Production Royalty hereunder by any authorized representative of Lessor. Any such inspection shall be for a reasonable length of time during regular business hours, at a mutually convenient time, upon at least fifteen
(15) business days prior written notice by Lessor. All Production Royalty payments made in any calendar year shall be considered final and in full accord and satisfaction of all obligations of PDUS with respect thereto, unless Lessor gives written notice describing and setting forth a specific objection to the calculation thereof within six (6) months following the close of the calendar year. PDUS shall account for any agreed upon deficit or excess in Production Royalty payments made to Lessor by adjusting the next quarterly statement and payment following completion of such audit to account for such deficit or excess.

                                   ARTICLE IV
                                     DEFAULT

         4.1 Default. If either party fails in the performance of any obligation under this Lease (for purposes of this Article IV called the "Defaulting Party"), including (a) the payment of Advance Minimum Royalties or Production Royalties or (b) the conduct of activities on a continuous basis under Section 5.1, the other party shall serve upon the Defaulting Party written notice of default, describing the default with specificity. The Defaulting Party shall, within thirty (30) days after receipt of such notice, cure any material default with respect to failure to pay sums of money due hereunder, or, with respect to material defaults other than failure to pay sums of money due hereunder, cure or diligently commence to cure the alleged material default; provided, however, that if the Defaulting Party in good faith disputes the existence of such alleged material default, the Defaulting Party shall not be obligated to cure, or, with respect to material defaults other than failure to pay sums of money due hereunder, to commence and thereafter proceed to diligently cure, any such material default until sixty (60) days after final judgment of a court of competent jurisdiction finding a material default. If the Defaulting Party fails to cure or commence to cure any material default within the time frames set forth above, the Defaulting Party shall be deemed to be in default. During the pendency of any dispute as to the existence of a default, this Lease shall continue in full force and effect.

         4.2 Consequences of Default. Without limiting the provisions of Section 6.7, in the event either party is deemed to be in material default under Section
4.1 above, the non-defaulting party shall have the right to terminate the Lease pursuant to Sections 5.3 or 5.4 hereof. If, after notice and opportunity to cure as provided for in Section 4.1, PDUS would otherwise be deemed to be in default under Section 4.1 for failure to make any Advance Minimum Royalty payment in accordance with Section 3.2, then such non-payment shall not constitute a default, but shall instead be deemed a termination of the Lease by PDUS, pursuant to Section 5.3 below, effective as of the scheduled due date of such payment, and PDUS shall not be obligated to make the or Advance Minimum Royalty payment in question.


                                    ARTICLE V
                              TERM AND TERMINATION

         5.1 Term of Agreement. This Lease shall remain in effect for twenty
(20) years, and so long thereafter as any exploration, development, mining, processing or marketing operations are carried out on or with respect to the Property in good faith on a continuous basis (the "Term"). This Lease may earlier terminate pursuant to Sections 5.3 or 5.4. For purposes of this Section 5.1, operations and activities shall be deemed to have been carried out on a "continuous basis" so long as they do not cease for a period of more than 365 consecutive days. In addition, after the initial twenty (20) years of the Term, this Lease will terminate for PDUS's failure to comply with the provisions of this Section 5.1 only after receipt by PDUS of a notice of default from the Lessor and an opportunity for PDUS to cure in accordance with the provisions of
Article IV.

         5.2 Access for Reclamation. Upon the expiration or sooner termination of the Lease, PDUS shall have, for a period of one year after such expiration or termination, and so long thereafter as may be required by any governmental authority or as may be deemed necessary by

PDUS, the cost-free, non-exclusive right of ingress and egress to and from and across the Property for the purposes of reclaiming any disturbances of the Property and other lands in the vicinity of the Property caused by PDUS's operations thereon, in accordance with the provisions of Section 2.12. Notwithstanding any provisions of this Lease to the contrary, PDUS assumes no responsibility or obligation to reclaim or otherwise cure disturbances of the Property made before the Effective Date of the Lease. PDUS shall have no obligations to pay any Advance Minimum Royalties if the only activities it is conducting on the Property at the time any Advance Minimum Royalty payment is due are reclamation activities.

         5.3 Termination by PDUS. PDUS shall have the right in its sole discretion to terminate, surrender and relinquish this Lease, either in its entirety, or in part as to a portion of the Property, at any time by giving Lessor written notice of its intention, specifying the portion of the Property as to which it desires to terminate the Lease, and the Lease shall terminate as to the portion of the Property specified in the notice, effective as of the date of such notice. In the event PDUS terminates the Lease in whole or in part by written notice to Lessor as provided above, upon such termination all rights and interests of PDUS under the Lease shall terminate as to the portion of the Property to which such termination applies, and subject to Sections 2.12, 5.2 and 5.5 of the Lease, and subject to the obligation to make any payments then currently due and owing to Lessor pursuant to Section 3.1 of the Lease, PDUS shall not be required to perform any further obligations and shall have no further liabilities to Lessor under this Lease with respect to that portion of the Property. In the event PDUS terminates this Lease in part, the Lease shall remain in full force and effect except with respect to that portion of the Property as to which the Lease is terminated, provided that such partial termination shall not reduce any Advance Minimum Royalty payable under Section 3.2.

         5.4 Termination by Lessor. Should PDUS be in default of any of its material obligations under the Lease, determined as provided in Section 4.1 hereof, or if the Lessor desires and is entitled to terminate the Lease pursuant to Section 5.1, then Lessor may, subject to the notice requirements and PDUS's right to cure as set forth in Sections 4.1 and 5.1, at its election, terminate the Lease by giving written notice of such intention to PDUS, and, upon PDUS's receipt of such notice, the Lease shall be conclusively deemed terminated, and, subject to Sections 2.12, 5.2 and 5.5 of this Lease, and subject to the obligation to make any payments then currently due and owing to Lessor pursuant to Section 3.1 of the Lease, PDUS shall not be required to perform any further obligations and shall have no further liabilities to Lessor under the Lease.

         5.5 Rights and Duties Following Termination. Within sixty (60) days after termination of this Lease in whole or in part PDUS shall execute and deliver to Lessor a recordable release or deed quitclaiming the portion of the Property to which such termination applies to Lessor. For a period of one year after the effective date of termination, PDUS shall have the right to remove its buildings, structures, machinery, tools, equipment, and other Property (the "Equipment") erected or placed within or upon the portion or portions of the Property to which such termination applies, excepting only track, timber, chutes and ladders in place for underground support and entry, if any. The parties expressly agree that a default by PDUS under the Lease shall not result in the automatic forfeiture of the Equipment to Lessor. If PDUS is delayed by snowdrifts, washouts, inclement weather, or other climatic condition from completing removal of the Equipment within such one-year period, then the time shall be extended by a reasonable period as required by PDUS. All Equipment not removed prior to the expiration of such period shall at Lessor's sole discretion (by written notice to PDUS) become and remain the sole property of Lessor. Within sixty (60) days after termination of the Lease in whole or in part, PDUS shall return to Lessor copies of all metallurgical, geological, geophysical, geochemical, milling data, survey notes or maps, reports and other data furnished to PDUS by Lessor concerning the portion of the Property as to which the Lease is terminated. Within such sixty (60) day period, upon receipt of written notice from Lessor, PDUS shall deliver to Lessor copies of all non-interpretive, geological information (other than information derived from techniques that are proprietary to or constitute trade secrets of PDUS) as PDUS may then have available concerning the Property. PDUS expressly disclaims any and all representations and warranties whatsoever with respect to the accuracy, reliability, completeness or suitability of such information for any purpose, and Lessor shall comply with the provisions of Section 7.2(b) below with respect to such information as may be provided under this Section 5.5, if such termination applies to less than all of the Property then remaining subject to the Lease.


                                   ARTICLE VI
              TITLE TO THE PROPERTY AND OTHER REPRESENTATIONS AND
                                   WARRANTIES

         6.1 Lessor's Title Representations and Warranties.

                  (a) Lessor represents and warrants that it owns good and marketable title to the Property free and clear of all liens, claims, encumbrances or burdens on production, that it is in actual possession of the Property; and that it has not assigned or encumbered its interest in the Property. Lessor also represents and warrants that it has the full and unrestricted right to enter into and perform the Lease without obtaining the consent or participation of any other party. Lessor further represents and warrants that it has not entered into any presently binding contract, agreement, or commitment with respect to the Property which would interfere with the rights herein granted to PDUS.

                  (b) If during the Term of this Lease there are any liens, encumbrances or other burdens on production affecting the Property and arising by, through or under Lessor, Lessor shall discharge said liens, encumbrances or other burdens on production, and Lessor shall defend, indemnify and hold PDUS harmless from any and all damages and costs (including reasonable attorneys' fees and court costs and costs of defense) arising from the same.

         6.2 Examination of Title. Upon execution and delivery of the Lease by Lessor, Lessor shall deliver to PDUS all title information concerning the Property which it possesses or to which it has access, including, but not limited to, any abstracts of title and title reports or opinions covering the Property. PDUS may order an abstract of title, or may have any existing abstract of title brought current, and examine the same, all at its expense. PDUS shall have one hundred eighty (180) days after the Effective Date hereof to examine title to the Property.

         6.3 Defect in Title; Right to Cure. If PDUS, in its sole discretion, determines at any time within the one hundred eighty (180) day period provided for in Section 6.2 that Lessor's title to the Property is materially defective or uncertain, PDUS may terminate the Lease upon written notice to Lessor of such defect or uncertainty and, upon receipt of such notice by Lessor, 6.2 the Lease shall be deemed terminated, and Lessor shall promptly refund to PDUS the initial Advance Minimum Royalty payment made to Lessor upon execution of this Lease. Without prejudice to its rights of termination hereunder, at any time while the Lease is in effect, PDUS shall have the right (but not the obligation), at its expense, to initiate and prosecute any such action as may be necessary or desirable in the opinion of PDUS to cure, remove, or correct any or all title defects pertaining to the Property, or other circumstances which render Lessor's title to the Property, in the reasonable judgment of the PDUS, either not good or not safe for mining purposes, or which would prevent or hinder the leasing of Lessor's rights in the Property to PDUS. Such action may include, but shall not be limited to, initiating proceedings to obtain possession of, or to quiet title (in Lessor's name) to, the Property, or any portion thereof. Lessor shall cooperate with PDUS and shall execute all documents and take such actions as PDUS may reasonably request in connection with such action. PDUS, at its option, may pay and discharge any taxes, mortgages or other liens existing, levied or assessed on or against the Property, or may be subrogated to the right of any holder or holders thereof. In the event PDUS takes any of the actions referred to in this Section 6.3, then all expenses and costs incurred by PDUS in initiating and prosecuting any such actions shall be credited against Advance Minimum Royalty or Production Royalty payments becoming due to Lessor or by enforcement of subrogated rights against Lessor in any court of competent jurisdiction.

         6.4 Lesser Interest; Governmental Royalties and Fees; Right of Offset; Third Party Property.

                  (a) PDUS's obligation to pay the Advance Minimum Royalty payments and the Production Royalty payments provided for in this Lease is based upon Lessor's ownership of the full undivided interest in the Property. In the event it is determined that Lessor owns less than the full undivided interest therein, the amounts of the Advance Minimum Royalty and Production Royalty payments payable to Lessor hereunder shall be adjusted to bear the same proportion to 100% as its total interest bears to the full undivided whole.

                  (b) If Lessor fails to satisfy and discharge any mortgage, lien, tax levy or encumbrance (an "Encumbrance") chargeable solely or in part to Lessor on the Property, or suffers or permits any Encumbrance to be imposed upon the Property, PDUS at its option may, but shall not be obligated to, pay for and discharge any Encumbrance and set off any such payment by withholding and retaining from Advance Minimum Royalty and Production Royalty payments due Lessor any amounts so paid by PDUS, without prejudice to any right of PDUS to recover from Lessor or against the Property the amount of such payment in any manner or by any remedy whatsoever, and PDUS shall have all of the rights and remedies against Lessor which the mortgagor, lien or creditor had immediately prior to the time of such payment. Upon the request of PDUS, Lessor shall promptly make, execute, acknowledge and deliver to PDUS any and all instruments (in form and substance satisfactory to PDUS) that PDUS in its sole judgment may deem necessary or desirable to fully effectuate the provisions of this Section 6.4(c).

                  (c) If it appears that any person or entity not a party hereto may have a claim of ownership in the Property, or a claim to a share in the production of Valuable Minerals produced from the Property (an "Adverse Claim"), PDUS, at its sole discretion, after written notice to Lessor, may suspend its obligation to make Advance Minimum Royalty and Production

Royalty payments as provided herein, and in lieu thereof, may deposit in an interest-bearing account payments equivalent to payments which may otherwise become due Lessor. Such deposit or deposits shall remain in such interest-bearing account until the claim or controversy is resolved or settled by final court decision, by arbitration, negotiation or otherwise. In the event PDUS is required or elects to make any payments to such persons or entities not a party hereto as a result of, or in settlement of, any such Adverse Claim, either by way of contract, settlement, compromise, final court judgment, or otherwise, Lessor shall be obligated to reimburse PDUS for all such damages and reimbursements which PDUS is required to pay to such third-party claimants for Valuable Minerals produced and sold from the disputed area. In the event Lessor fails to timely reimburse PDUS within thirty (30) days after receipt of notice from PDUS that PDUS has made any payment to any such third-party claimants, PDUS may recover from, or credit against, any payments thereafter becoming due Lessor under this Lease, the amount of such payments and all other costs and expenses (including reasonable attorneys' fees) paid or incurred by PDUS as a result of any such Adverse Claim, plus interest at the rate of ten percent (10%) per annum, accruing from the date that PDUS made any payment to a third party.

                  (d) Notwithstanding any provisions to the contrary in this Lease, if a title dispute (not related to any failure by PDUS to comply with any of its obligations under this Lease) arises or develops with respect to all or any portion of the Property, PDUS shall have the right, at its sole option, to terminate this Lease in whole or in part. In the event of a complete termination, the provisions of Section 5.3 shall apply. In the event of a partial termination, the Advance Minimum Royalties set forth in Section 3.2 shall be reduced on a proportionate basis to reflect the reduced average of Property covered by the Lease.

                  (e) This Section 6.4 and the remedies set forth herein shall be deemed cumulative and in addition to, and not in lieu of, any other remedy provided by law or in equity or otherwise provided in the Lease.

         6.5 After-Acquired and Additional Interests. This Lease shall apply and extend to any further or additional right, title, interest or estate heretofore or hereafter acquired by Lessor in or to the Property during the initial twenty
(20) year Term of this Lease. In the event Lessor acquires any such right, title, interest or estate, Lessor will lease the same to PDUS pursuant to this Lease, without payment of additional consideration by PDUS.

         6.6 Other Representations and Warranties. The parties make the following additional representations, warranties and covenants:

                  (a) Each of Lessor and PDUS warrants and represents for itself and covenants with the other party that:

                  (i) It has the full right, title, power and authority to enter into this Lease and to perform its obligations hereunder in accordance with the terms hereof.

                  (ii) It has not utilized the services of a broker or a finder in the negotiation and/or execution of this Lease, and that it has not incurred any obligation to pay a broker's commission or finder's fee upon the execution and consummation of this Lease.

                  (iii) It shall pay all costs and expenses incurred or to be incurred by it in performing its obligations under and the transactions contemplated by this Lease.

                  (iv) It will not do or permit to be done during the term of the Lease any act which would or might hinder or impair the rights of the other party granted under this Lease.

                  (b) PDUS warrants and represents and covenants with the Lessor that:

                  (i) it is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation.

                  (ii) it is duly qualified and in good standing to conduct business in the State of Nevada.

                  (iii) it has the requisite corporate power and authority (i) to enter into this Lease and all other agreements contemplated hereby, and (ii) to carry out and perform its obligations under the terms and provisions of this Lease and all agreements contemplated hereby.

                  (iv) all requisite corporate action on its part, and on the part of its officers, directors, and shareholders, necessary for the execution, delivery, and performance of this Lease and all other agreements contemplated hereby, have been taken. This Lease and all agreements and instruments contemplated hereby are, and when executed and delivered by it (assuming valid execution and delivery by Lessor), will be, legal, valid, and binding obligations enforceable against it in accordance with their respective terms. The execution, delivery and performance of this Lease will not violate any provision of its articles of incorporation or by-laws or of any law; any order of any court or other agency of government; or any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are bound; or be in conflict with, result in a breach of or constitute (with due notice and lapse of time) a default under any such indenture, agreement or other instrument. There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on it which would be contravened by the execution, delivery, performance, or enforcement of this Lease or any instrument or agreement required hereunder. Notwithstanding the foregoing, no representation is made as to (A) the remedy of specific performance or other equitable remedies for the enforcement of this Lease or any other agreement contemplated hereby or
         (B) rights to indemnity under this Lease for securities law liability. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

                  (c) Lessor warrants and represents and covenants with PDUS that this Lease and all agreements and instruments contemplated hereby are, and when executed and delivered by it (assuming valid execution and delivery by PDUS), will be, legal, valid, and binding obligations enforceable against it in accordance with their respective terms. The execution, delivery and performance of this Lease will not violate any provision of any law; any order of any court or other agency of government; or any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are bound; or be in conflict with, result in a breach of or constitute (with due notice and lapse of time) a default under any such indenture, agreement or other instrument. There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on it which would be contravened by the execution, delivery, performance, or enforcement of this Lease or any instrument or agreement required hereunder. Notwithstanding the foregoing, no representation is made as to (A) the remedy of specific performance or other equitable remedies for the enforcement of this Lease or any other agreement contemplated hereby or (B) rights to indemnity under this Lease for securities law liability. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

                  (d) Each of the parties represents and warrants to the other that the consummation of this Lease will not result in or constitute a default or an event that, with notice or lapse of time or both, would be a default, breach or violation of any lease, license, promissory note, conditional sales contract, commitment, or any other agreement, instrument or arrangement to which it is a party, or by which it is bound.

                  (e) Lessor represents and warrants that to the best of its knowledge, there is no condition or activity at the Property which constitutes a nuisance or which could result in a violation of or liability under any applicable Environmental Laws (as defined in Section 6.7). Lessor has not received any notice of violation or any consent order issued under applicable federal, state or local laws, orders, regulations, directives or restrictions concerning protection of the environment and health and safety to which the Property or any operations thereon are now subject or may become subject. There are no pending or, to Lessor's knowledge, threatened proceedings by or before any court or other governmental authority with respect to operations on or the ownership of the Property alleged to be, or to have been, in violation of, or to be the basis of liability under, any applicable Environmental Laws, and Lessor is not aware of any "release" (as defined in the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) of any Hazardous Materials at, from or affecting the Property.

                  (f) Lessor represents and warrants that to the best of its knowledge it has conducted all of its activities and operations on or with respect to the Property in full compliance with applicable federal, state and local laws, rules and regulations, and Lessor has received no notices from any governmental agency of any failure to so comply.

                  (g) Lessor represents and warrants that there are no royalties or other burdens on production affecting the Property other than those granted to Lessor herein.

                  (h) Lessor represents and warrants that it has obtained all permits, licenses, approvals, authorizations and qualifications of all federal, state and local authorities required for it to carry on its activities at or on the Property. To the best of its knowledge, Lessor is not in violation of and has no liability under any statute, rule or regulation of any governmental authority applicable to the Property.

                  (i) Lessor represents and warrants that it has performed all material obligations required to be performed by it under any contracts and commitments affecting the Property to which it is a party, and is not in default, and will not be in default as a result of the consummation of the transactions contemplated by this Lease, under any contract, agreement, commitment, mortgage, indenture, loan agreement, lease, license, or other instrument to which it is a party. True and correct copies of all such agreements and commitments, as amended, have been provided to PDUS, and are listed on Exhibit C attached hereto and incorporated herein by reference.

                  (j) Lessor represents and warrants that with respect to its activities on the Property, to the best of its knowledge, Lessor is not in material violation of any law, rule, ordinance, or other governmental regulation, including, without limitation, those relating to zoning, condemnation, mining, reclamation, environmental matters, equal employment, and federal, state, or local health and safety laws, rules, and regulations, the lack of compliance with which could materially adversely affect the Property.

                  (k) Lessor represents and warrants that there are no actions, suits or proceedings pending or, to the best of Lessor's knowledge, threatened against or affecting the Property, including any actions, suits, or proceedings being prosecuted by any federal, state or local department, commission, board, bureau, agency, or instrumentality. To the best of Lessor's knowledge, it is not subject to any order, writ, injunction, judgment or decree of any court or any federal, state or local department, commission, board, bureau, agency, or instrumentality which relates to the Property.

                  (1) Lessor represents and warrants that all federal, state and local excise, property and other taxes and assessments pertaining to or assessed against the Property have been timely and properly paid.

                  (m) So long as PDUS is not in default under this Lease, on written request from PDUS, Lessor shall execute and deliver to PDUS a certificate, in form acceptable to PDUS, confirming that the Lease is in full force and effect and that there are no defaults by PDUS under the Lease.

                  6.7 Indemnification.

                  (a) Lessor hereby agrees to indemnify, defend and hold PDUS, its officers, directors, employees, successors and assigns, harmless from and against any and all liabilities, claims, damages, losses, or expenses (including interest and penalties, reasonable attorneys' fees, and other reasonable expenses of defending any actions relating thereto) incurred or sustained by PDUS in or as a result of or arising out of or attributable to: (i) all conditions and liabilities (including without limitation Environmental Liabilities) arising out of activities engaged in by Lessor (or by its agents, servants or contractors on its behalf) and conducted on or in connection with the Property prior to, on or after the Effective Date, and (ii) any breach of the specific representations, warranties and covenants made by Lessor in this Lease.

                  (b) Except as to damages sustained or caused by Lessor, its agents or employees while on the Property pursuant to Section 2.10, PDUS hereby agrees to indemnify, defend and hold Lessor, its successors and assigns, harmless from and against any and all liabilities, claims, damages, losses, or expenses (including interest and penalties, reasonable attorneys' fees and other reasonable expenses of defending any actions relating thereto) incurred or sustained by Lessor in or as a result of or arising out of or attributable to: (i) all conditions and liabilities (including without limitation Environmental Liabilities) arising out of activities engaged in by PDUS (or by PDUS's agents, servants or contractors on behalf of PDUS) on or in connection with the Property from and after the Effective Date, and (ii) any breach of the specific representations and warranties made by PDUS in this Lease.

                  (c) For purposes of this Lease, the following terms shall have the following meanings:

                  (i) "Environmental Laws" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Clean Air Act, the Clean Water Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Water Pollution Control Act, the Superfund Amendments and Reauthorization Act of 1986, the Safe Drinking Water Act, the Endangered Species Act, the National Environmental Policy Act, the Mine Safety and Health Act of 1977, the Federal Land Policy and Management Act of 1976, and the National Historic Preservation Act, each as amended, and any state law counterparts, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state and local governments (and all agencies thereof) concerning pollution or protection of the environment, reclamation, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the existence, manufacture, processing, distribution, use, treatment, storage, disposal, recycling, transport, or handling or reporting or notification to any governmental authority in the collection, storage, use, treatment or disposal of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

                  (ii) "Environmental Liabilities" shall mean any liability arising out of, based on or resulting from (A) the presence, release, threatened release, discharge or emission into the environment of any Hazardous Materials or substances existing or arising on, beneath or above such property and/or emanating or migrating and/or threatening to emanate or migrate from such property to other properties; (B) disposal or treatment of or the arrangement for the disposal or treatment of Hazardous Materials originating or transported from such property to an off-site treatment, storage or disposal facility, (C) physical disturbance of the environment on or from such property; or (D) the violation or alleged violation of any Environmental Laws relating to such property.

                  (iii) "Hazardous Materials" means any substance: (A) the presence of which requires reporting, investigation, removal or remediation under any Environmental Law; (B) that is defined as a "hazardous waste," "hazardous substance," "extremely hazardous substance" or "pollutant" or "contaminant" under any Environmental Law;
         (C) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Law; (D) the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property; (E) that contains gasoline, diesel fuel or other petroleum hydrocarbons; or (F) that contains PCBs, asbestos or urea formaldehyde foam insulation; in each case subject to exceptions provided in applicable Environmental Laws.

                  (d) The parties hereto, within five (5) days after the service of process upon either of them in a lawsuit, including any notices of any court action or administrative action (or any other type of action or proceeding), or promptly after either of them, to its respective knowledge, shall become subject to, or possess actual knowledge of, any damage, liability, loss, cost, expense, or claim to which any of the indemnification provisions set forth in this Lease relate, shall give written notice to the other party setting forth the facts relating to the claim, damage, or loss, if available, and the estimated amount of the same. "Promptly" for purposes of this Section 6.8(d) shall mean giving notice within ten (10) days, provided that the failure promptly notify the indemnifying party shall not operate to waive, reduce or extinguish the indemnified party's rights hereunder unless such failure materially prejudices the indemnifying party. Upon receipt of such notice relating to a lawsuit, the indemnifying party shall be entitled to (i) participate at its own expense in the defense or investigation of any claim or lawsuit or (ii) assume the defense thereof, in which event the indemnifying party shall not be liable to the indemnified party for legal or attorney fees thereafter incurred by such indemnified party in defense of such action or claim; provided, that if the indemnified party may have any unindemnified liability out of such claim, such party shall have the right to approve the counsel selected by the indemnifying party, which approval shall not be withheld unreasonably. If the indemnifying party assumes the defense of any claim or lawsuit, all costs of defense of such claim or lawsuit shall thereafter be borne by such party and such party shall have the authority to compromise and settle such claim or lawsuit, or to appeal any adverse judgment or ruling with the cost of such appeal to be paid by such party; provided, however, if the indemnified party may have any unindemnified liability arising out of such claim or lawsuit the indemnifying party shall have the authority to compromise and settle each such claim or lawsuit only with the written consent of the indemnified party, which shall not be withheld unreasonably. The indemnified party may continue to participate in any litigation at its expense after the indemnifying party assumes the defense of such action. In the event the indemnifying party does not elect to assume the defense of a claim or lawsuit, the indemnified party shall have authority to compromise and settle such claim or lawsuit only with the written consent of the indemnifying party, which consent shall not be unreasonably withheld, or to appeal any adverse judgment or ruling, with all costs, fees, and expenses indemnifiable under this Lease to be paid by the indemnifying party. Upon the indemnified party's furnishing to the indemnifying party an estimate of any loss, damage, liability, or expense to which the indemnification provisions of this Lease relate, the indemnifying party shall pay to the indemnified party the amount of such estimate within ten (10) days of receipt of such estimate, unless the indemnifying party in good faith disputes its liability with respect to any such claim.

                                   ARTICLE VII
                               GENERAL PROVISIONS

         7.1 Other Business Opportunities. This Lease is, and the rights and obligations of the parties are, strictly limited to the Property. Except as expressly provided herein, the parties shall have the free and unrestricted right to independently engage in, and receive the full benefits of, any and all business ventures of any sort whatever, whether or not competitive with the Property and the activities undertaken pursuant to the Lease, without consulting the other or inviting or allowing the other to participate therein. Neither of the parties shall be under any fiduciary or other duty to the other which will prevent it from engaging in or enjoying the benefits of, any competing venture or ventures outside the Property. The legal doctrines of "corporate opportunity" or "business opportunity" as developed or applied by any court or authority of any jurisdiction and sometimes applied to persons or legal entities occupying a joint venture or other fiduciary status shall not be applied to any other activity, venture, or operation of either party, whether adjacent to, nearby, or removed from the Property, and neither party shall have any obligation to the other with respect to any opportunity to acquire any interest in any property outside the Property at any time, or within the exterior boundaries of the Property after termination of this Lease, regardless of whether the incentive or opportunity of a party to acquire any such property interest may be based, in whole or in part, upon information learned during the course of conducting operations or activities under this Lease.

         7.2 Confidentiality.

                  (a) For the Term of the Lease, Lessor agrees to treat the Lease, and the terms and conditions hereof, and all data received or obtained under the Lease, including reports, records and other information (the "Information") relating to the Lease or the Property, as confidential, and such Information shall not be disclosed to any other person or entity, without the prior written agreement of PDUS. In the event that Lessor is required by any law, rule, regulation, or order to disclose to the public any Information, it shall immediately notify PDUS of such requirement and the terms thereof, together with a copy of such release of Information as may be contemplated, prior to such disclosure. PDUS shall then have the right to comment on such disclosure or to request, prior to disclosure, confidential treatment of any of the Information on such terms as it shall, in its sole discretion, determine.

                  (b) Following expiration or termination of the Lease, Lessor may not disclose to third parties Information provided to Lessor hereunder, unless such disclosure shall be accompanied by a disclaimer of any representations as to the accuracy, reliability or completeness of such Information for any purpose.

                  (c) Lessor acknowledges that, based upon information made available by Lessor to PDUS and PDUS's examination of the Property with the permission of Lessor and data from work on property which PDUS controls in the vicinity of the Property, PDUS has conducted its own evaluation of the Property and has developed its own theories and interpretations regarding the Property that are regarded by PDUS as confidential and/or proprietary to PDUS and which have not been disclosed to Lessor. Lessor agrees that in entering into this Lease, it is not relying on PDUS to disclose any such theories, interpretations or evaluations.

         7.3 Assignabilitv.

                  (a) PDUS shall have the right to assign the Lease freely in whole or in part or to sublease all or portions of the Property at any time during the Term hereof with the prior written consent of Lessor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, however, PDUS shall not be required to obtain Lessor's consent to any assignments or subleases to affiliates or subsidiaries of PDUS (which shall include, for purposes of this Lease, any person, partnership, company, corporation, joint venture or other form of enterprise which directly or indirectly controls, is controlled by, or is under common control with PDUS, or pursuant to which PDUS is the Manager, "control" meaning possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting securities, contract, voting trust or otherwise). In addition, no such consent shall be required in connection with a corporate reorganization, merger or other consolidation involving PDUS (or a sale of all or substantially all of PDUS's assets), or in connection with the granting of a security interest in PDUS's interest in this Lease. PDUS shall notify Lessor promptly upon the consummation of an assignment or sublease for which Lessor's consent is not required. Upon an assignment by PDUS of its interest in this Lease to which the Lessor has consented, PDUS shall have no further obligation or liability to Lessor with respect to this Lease (other than such liabilities or obligations that have accrued prior to such assignment). Any assignment by either party or sublease by PDUS of any interest in this Lease or any conveyance by either party of any interest in the Property shall be expressly made subject to, and the assignee or transferee shall agree in writing to be bound by, all the terms, conditions and covenants of the Lease.

                  (b) If at any time during the period commencing on the Effective Date of this Lease and running through the twentieth Anniversary Date, the Lessor desires to sell any interest in the Property or the Production Royalty, or receives and is willing to accept a bona fide offer from a third party interested in purchasing or otherwise acquiring all or any part of Lessor's interest in the Property or the Production Royalty, it will notify PDUS of its intent or its receipt of that offer. The notice shall state the price and all other pertinent terms and conditions of transfer that Lessor would be willing to accept, or of any offer received, and shall be accompanied by a copy of the offer or contract for sale. If the consideration for the proposed transfer is, in whole or in part, other than monetary, the notice shall describe such consideration and its monetary equivalent (based upon the fair market value of the nonmonetary consideration and stated in terms of cash or currency). PDUS will then have ninety (90) days from the date such notice is delivered to notify Lessor whether PDUS elects to acquire the offered interest at the same price and on the same terms and conditions as set forth in the notice. If PDUS does so elect, the transfer will be consummated promptly after Lessor's receipt of such notice from PDUS. If PDUS fails to make an election within the 90-day period, the Lessor shall have sixty (60) days following the expiration of such period to consummate the transfer of the interest in the Property or the Production Royalty to a third party at a price and on terms no less favorable than those set forth in the notice. In the event of such a transfer by the Lessor, that transfer will be effective only upon written notice to PDUS. If the Lessor fails to consummate the transfer to a third party within that 60-day period, PDUS's right of first refusal in such offered interest shall be deemed to be revived. PDUS's failure to exercise its rights under this Section 7.3(b) at any time shall not be deemed to be a waiver of its right to purchase the Property pursuant to Section 1.2.

         7.4 Memorandum for Recording. This Lease shall not be recorded. The parties agree to execute a written short form or memorandum of the Lease of even date herewith sufficient to be entitled to be recorded under the laws of the State of Nevada and which shall recite that all of their right, title, and interest in and to the Property is held subject to the Lease, and PDUS shall be entitled to record that short form in _____________________County.

         7.5 Laws and Regulations; Severability; and Force Majeure.

                  (a) This Lease shall be governed by the laws of the State of Nevada (other than its rules as to conflicts of law) and shall be subject to all applicable state and federal laws and rules and regulations of public bodies exercising jurisdiction over the Lease or the development or operation of any of the Property subject hereto. In the event any provision of the Lease is, or the operations contemplated hereby are, found to be inconsistent with, or contrary to, any such laws, rules, or regulations, the latter shall be deemed to control; and the Lease shall be regarded as modified accordingly and, as so modified, shall continue in full force and effect.

                  (b) Except for the obligation to make Advance Minimum Royalty and Production Royalty payments when due hereunder, the obligations of PDUS under the Lease shall be suspended, and PDUS shall not be deemed in default or liable for damages or subject to other remedies while it is prevented from complying with any of its obligations hereunder by acts of God, the elements, riots, acts or failures to act on the part of federal or state agencies; inability to obtain in a timely manner necessary governmental approvals, licenses or permits on terms reasonably acceptable to PDUS; inability to secure materials or to obtain access to the Property; strikes; lockouts; damage to, destruction or unavoidable shutdown of, necessary facilities; lack of reasonable market for those Valuable Minerals developed by PDUS on the Property (including, by way of example, a market where PDUS cannot expect to make a reasonable profit on the sales of Valuable Minerals); or any other matters (whether or not similar to those above-mentioned) beyond PDUS's reasonable control, whether or not foreseeable; provided, however, that settlement of strikes or lockouts shall be entirely within PDUS's discretion; and provided, further, that PDUS shall promptly notify Lessor of any such events when PDUS becomes aware of the same and shall exercise diligence in an effort to remove or overcome the cause of such inability to comply. The Term of the Lease shall be extended for a period of time equivalent to the duration of an event of force majeure under this
Section 7.5(b).

         7.6 Notice. Any notice, election, report or other correspondence required or permitted hereunder shall be in writing and (i) delivered personally; or (ii) sent by registered or certified United States mail, postage prepaid, return receipt requested; or (iii) sent by reputable overnight courier; or (iv) sent by facsimile, confirmation of delivery requested. All such notices shall be addressed to the party to whom directed as follows:

                  If to Lessor:

                           _______________________________
                           _______________________________
                           Facsimile: (775)_____ - _______
                           Telephone: (775)_____ - _______


                  If to PDUS:

                           Placer Dome U.S. Inc.
                           1125 17th Street, Suite 2310
                           Denver, Colorado 80202
                           Attention: General Counsel
                           Facsimile: (303) 675-0707
                           Telephone: (303) 675-0055

                  and to:

                           Placer Dome U.S. Inc.
                           HC 66 Box 1250
                           Crescent Valley, Nevada 89821
                           Attention: Brian Iverson
                           Facsimile: (775)468-4496
                           Telephone: (775) 468-4433

Either party may, from time to time, change its address for future notices hereunder by notice in accordance with this Section 7.6. Notices, all other documents, and payments shall be complete and deemed to have been given or made when mailed or deposited with a reputable overnight courier service, or upon personal delivery when delivered personally, or when sent by facsimile (assuming confirmation of receipt is received).

         7.7 No Implied Covenants. Lessor understands, and expressly acknowledges and agrees, that no implied covenants, warranties or conditions whatsoever shall be read into or implied by the Lease relating to the exploration, development, prospecting, mining, processing, production, or marketing of Valuable Minerals, or the time therefore, or to any obligation of PDUS hereunder, or to the measure of diligence thereof, and Lessor expressly acknowledges that the Advance Minimum Royalty payments set forth herein, and the Purchase Price, if PDUS exercises the Option, are sufficient consideration for all of the rights granted to PDUS under this Lease.

         7.8 Entire Agreement; Waiver. This Lease contains all of the representations and agreements between the parties with respect to the Property and the subject matter hereof. No modifications or waiver of the terms and conditions of the Lease shall be binding upon either party unless in writing, dated subsequent to the Effective Date of the Lease, and executed by an authorized representative of each party. No waiver by any party of a breach of any of the provisions of the Lease shall be construed as a waiver of any subsequent breach, whether of the same or a different character.

         7.9 Relationship of Parties. The relationship of the parties hereto is contractual only. PDUS owns, and may hereafter acquire, substantial interests in lands and minerals and contemplates undertaking exploration, development and mining operations in the vicinity of the Property. Nothing contained in the Lease shall give Lessor any interest in such lands, minerals or operations.

         7.10 Further Instruments. The parties hereto agree that they will execute any and all other instruments that may be necessary or required to carry out and effectuate any and all of the provisions of the Lease.

         7.11 Binding Effect. Subject to the provisions of Section 7.3 above, the Lease shall be binding upon, and shall inure to, the benefit of the parties hereto, their heirs, administrators, legal representatives, successors and assigns.

         7.12 Interpretation. The use of the term "including" anywhere in this Lease shall be deemed to mean "including without limitation." Representations and warranties in Lease made to the best of a party's knowledge shall mean the party making the representation and warranty has made a prudent and reasonable investigation of the underlying facts that form the basis of the representation and warranty.

         7.13 Counterparts. This Lease may be executed in several counterparts, any one of which may contain the execution of Lessor or PDUS, which together shall constitute a single original agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease effective as of the day and year first written above.

                                           LESSOR



                                           _____________________________________
                                           [Name]



                                           PLACER DOME U.S. INC.,
                                           a California corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                 ACKNOWLEDGMENTS


STATE OF ________________ )
                          ) ss.
COUNTY OF _______________ )



         The foregoing instrument was acknowledged before me on _____________ ____, 2004, __________________, as _________ of ______________________________.



         Witness my hand and official seal.

         My commission expires: _____________
                                              ---------------------------------
                                              Notary Public



STATE OF NEVADA           )
                          ) ss.
COUNTY OF _____________   )



         The foregoing instrument was acknowledged before me on ________________ ___, 2004, by _________________, as ____________________ of Placer Dome U.S.
Inc., a California corporation.


         Witness my hand and official seal.

         My commission expires: ___________
                                              ---------------------------------
                                              Notary Public

                                   EXHIBIT A

                                  The Property








                                    Exh. A-l